HOMESTEAD FUNDS


SEMI-ANNUAL REPORT
    JUNE 30, 2001

[PHOTO]

- Daily Income

- Short-Term Government Securities

- Short-Term Bond

- Stock Index

- Value

- Small Company Stock

- International Stock Index

- Nasdaq-100 Index Tracking Stock(SM)


[HOMESTEAD FUNDS LOGO]

              THIS PAGE INTENTIONALLY LEFT BLANK.

[PHOTO]

TABLE OF CONTENTS

PERFORMANCE EVALUATION
         Daily Income                                               5-6
         Short-Term Government Securities and
            Short-Term Bond                                        7-10
         Stock Index                                              11-12
         Value                                                    13-14
         Small Company Stock                                      15-16
         International Stock Index                                17-18
         Nasdaq-100 Index Tracking Stock(SM)                      19-20
PORTFOLIO OF INVESTMENTS
         Daily Income                                             22-26
         Short-Term Government Securites                          27-29
         Short-Term Bond                                          30-38
         Stock Index                                                 39
         Value                                                    40-42
         SmallCompany Stock                                       43-45
         International Stock Index                                   46
         Nasdaq-100 Index Tracking Stock(SM)                         47
FINANCIAL STATEMENTS                                              48-53
FINANCIAL HIGHLIGHTS                                              54-61
NOTES TO FINANCIAL STATEMENTS                                     62-65
APPENDIX A - Equity 500 Index Portfolio                            I-XX
APPENDIX B - State Street MSCI(R) EAFE(R) Index Portfolio       i-xxxii
APPENDIX C - Nasdaq-100 Index Tracking Stock(SM)                    a-d

LETTER FROM THE DIRECTOR


Dear Shareholder:

The Federal Reserve moved aggressively to stimulate the nation's flagging economy by making six separate interest rate cuts during the first half of 2001. A number of key indicators--including a barely positive rate of GDP growth, rising jobless claims and a decline in industrial production--say the slump continues.

Short-term market yields have followed the Fed's prompting. For money market investors and owners of bank CDs and savings accounts, that's meant paltry yields. But for bond investors, healthy price appreciation resulting from falling interest rates has likely more than offset a decline in interest income.

Generally speaking, the stock market is also still in the doldrums; however this year's second-quarter showing helped to erase a stinging first quarter loss. For the year to date period ending June 30, the Standard & Poor's 500 Stock Index was down 6.69%. There were wide performance disparities by sector and size. For the year to date, value-oriented investment strategies, especially those focused on small-sized companies, were able to post solid gains despite the broad market's poor showing. Mutual funds that specialize in these areas--including Homestead's Value (4.92% for the six months through June 30) and Small Company Stock (8.20% for the six months through June 30)--took their place in the winner's circle.

You can read more about your Fund manager's analysis of the market and current strategy in the following letters. Overall, we continue to be confident in the long-term prospects for stocks. Historically, equity investments have posted gains considerably above those available through investment in other asset classes.
 It may well take the U.S. economy more time to work through the fallout of the technology boom and bust, but for long-term investors, stocks should still prove to be the best place for growth.

This is the first report prepared for Homestead's two newest Funds: the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock Fund. Both began operations on January 22. We welcome all new investors.

We appreciate your trust and continued investment in Homestead Funds.

Sincerely,

/s/ PETER R. MORRIS

Peter R. Morris

Director of Investments

August 20, 2001

DAILY INCOME FUND


MARKET CONDITIONS

The U.S. economy continued to slow during the six months ended June 30. GDP grew at a positive but very slim annualized rate of .7%, according to second quarter estimates. Consumers struggled with sharply rising energy prices, a trend that had leveled off somewhat by period end, but beyond higher costs for energy and food, the Consumer Price Index did not indicate that inflation was widespread.

Not seeing a buildup in pricing pressures left the Federal Reserve free to cut short-term interest rates in an effort to fan the economy's fires. The Fed embarked on an aggressive easing course--six rates cuts in six months for a total 275 basis point cut in the federal funds rate.

FUND PERFORMANCE & STRATEGY

Yields on money market securities are largely tied to movements in the federal funds rate. Given that the Fed worked aggressively to lower short-term rates throughout the six-month period covered by this report, there were essentially no options for money market investors in search of higher yields. The very short-term debt securities your Fund invests in fell to very low yield levels.

                               Periods ended 6/30/01
TOTAL RETURNS                    6 Mos.      12 Mos.
----------------------------------------------------
Daily Income Fund                 2.24%        5.28%

Your Fund invests in securities that mature in 13 months or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. Going into this reporting period, we anticipated that rates were likely to decline and took steps to extend maturity and in this way lock in the higher yields then available for a longer period of time.

OUTLOOK

Short-term rates are at very low levels historically. While the economy may need continued encouragement from the Fed by way of additional easing, we think the bulk of the rate declines are behind us. Keep in mind that even when yields are less than generous, money market funds can earn their keep by providing a safe harbor from riskier investment arenas.

DAILY INCOME FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION
                                                 on 12/31/00        on 6/30/01
--------------------------------------------------------------------------------
Commercial paper                                     83.0%              71.3%
--------------------------------------------------------------------------------
Corporate bonds                                      11.9%              27.1%
--------------------------------------------------------------------------------
U.S. Government obligations                           5.0%               1.6%
--------------------------------------------------------------------------------
Cash equivalents                                       .1%               0.0%
--------------------------------------------------------------------------------
    Total                                             100%               100%
================================================================================

                                                 on 12/31/00        on 6/30/01
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                          30 days            60 days
--------------------------------------------------------------------------------

YIELD

Annualized 7-day compound yield (quoted 6/30/01)                         3.30%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/01

                                                                     Since
                                                                     Inception
                           1 Year              5 Year                (11/90)
--------------------------------------------------------------------------------
Daily Income Fund           5.28%               4.96%               4.58%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

SHORT-TERM GOVERNMENT SECURITIES FUND AND
SHORT-TERM BOND FUND

MARKET CONDITIONS

In an effort to prop up the wilting U.S. economy and fend off a recession, the Federal Reserve moved aggressively to lower interest rates during the first half of 2001. In six separate actions, the Fed lowered its target for the federal funds rate from 6.5% at year-end 2000 to 3.75% at mid-year 2001 (a cumulative 275 basis points). Short-term market rates followed suit, with the yield on two-year Treasuries dropping from 5.10% to 4.24% over the same period.

Lower rates make it easier for banks to loan money, and increased borrowing can give the economy a "shot in the arm." Lower rates can also trickle down and impact other key lending rates, including mortgages, and the debt savings can put more spending money in consumer's pockets.

So far, the economy has continued to skirt a recession with scantly positive GDP growth (second quarter estimated GDP is .7% annualized). Inflation has trended slightly above its 2000 levels (second quarter data brings the year to date annual rate to 3.8%). The increase reflects sharply higher energy prices, which had leveled off somewhat by period end, and an increase in food prices.


SHORT-TERM GOVERNMENT SECURITIES FUND
PERFORMANCE & STRATEGY

Fund securities experienced solid price appreciation as a result of the decline in short-term interest rates.

                                        Periods ended 6/30/01
TOTAL RETURNS                             6 Mos.      12 Mos.
----------------------------------------------------------------
Short-Term Government
Securities Fund                            3.33%        7.82%

Merrill Lynch 1-5 Year
U.S. Treasury Index (unmanaged)            3.76%        9.49%
----------------------------------------------------------------

Your Fund's weighted average portfolio maturity is three years or less compared to our benchmark index, which has a weighted average portfolio maturity of up to five years.

The Fund's best performing instruments were Treasuries at the very short end of the maturity range (under four years) and agency-issued bonds. Mortgage-backed securities were negative for performance. Mortgages underperformed for two reasons. First, mortgages are priced to reflect prepayment risk. When rates decline, there is an increased risk to the investor (the Fund) that money will be returned early as a result of homeowner refinancing. The investor would then be forced to reinvest the proceeds at the then lower, less attractive rates. Second, while the general decline in interest rates exacerbated prepayment fears, mortgage rates did not decline, as did yields on bonds at the very short end of the yield curve. Typically mortgages track 10-year Treasury yields, and these longer-term bonds actually saw an increase in yields and corresponding decrease in price.

We want to remind investors that this Fund is managed to maintain very high credit quality standards. We can invest only in government-guaranteed debt securities, including Treasuries and government-agency issues backed by the full faith and credit of the U.S. Treasury.

SHORT-TERM BOND FUND
PERFORMANCE & STRATEGY

Bond prices move in the opposite direction of interest rates; thus the declining interest rate environment has been a boon for shareholders. Price appreciation has been the primary component of the Fund's total return. Interest income lagged due to the drop in yields.

                                  Periods ended 6/30/01
TOTAL RETURNS                       6 Mos.      12 Mos.
----------------------------------------------------------
Short-Term Bond Fund                 3.82%        8.80%

Merrill Lynch 1-5 Year
Govt./Corp. Index (unmanaged)        4.24%       10.20%
----------------------------------------------------------

Your Fund's weighted average portfolio maturity is three years or less compared to our benchmark index, which has a weighted average portfolio maturity of up to five years.

There were a number of conditions besides the general decline in short-term interest rates that contributed to the Fund's ability to post healthy returns. First, we saw corporate bonds rebound from a dismal fourth quarter when they were overwhelmed by investors' heightened fears for issuer credit quality. Second, the rally in corporates spilled over to the asset-backed and government-agency arenas. Tighter yield spreads boosted prices on the Fund's holdings in these sectors.

Not all bond maturity ranges reacted to the Fed's easing. For the six months ending June 30, yields on five-year Treasuries were almost unchanged and yields on 10-year Treasuries actually increased by 30 basis points.

Mortgage rates are generally tied to 10-year Treasuries. The rise in yields and corresponding drop in prices meant our holdings of mortgage-backed securities contributed negatively to the Fund's return.

OUTLOOK

Policymakers may not have judged correctly the extent to which the technology stock balloon bursting would impact the economy. The slowdown has been deep and fast.

The good news for the economy may be that the worst is over. We have very low interest rates that could work to stimulate the economy, a trickle of money coming to consumers in the form of tax refunds, a writing off of excess inventories (which will improve company balance sheets), a still relatively optimistic consumer and a leveling off of energy prices.

Typically, good news for the economy is bad news for bonds, since a more vibrant economy raises the specter of inflation, which puts upward pressure on yields. The Fed may indeed lower interest rates in coming months, but we believe the Fed is close to the end of its easing cycle. With rates more likely to trend higher than lower, investors should expect more modest returns. Of course, the Fund's short maturity will help mitigate the effects of rising rates on the Fund's net asset value. While the coming investment climate may not be as ideal, Homestead's short-term bond funds remain a good choice for investors seeking a level of current income that is consistent with a low degree of share price volatility.

SHORT-TERM GOVERNMENT SECURITIES FUND


PORTFOLIO COMPOSITION


SECURITY DIVERSIFICATION
                                                  on 12/31/00      on 6/30/01
--------------------------------------------------------------------------------
U.S. Treasuries                                       47.5%            46.1%
--------------------------------------------------------------------------------
Government-guaranteed agencies                        27.9%            14.9%
--------------------------------------------------------------------------------
Mortgage-backed securities                            22.2%            21.6%
--------------------------------------------------------------------------------
Asset-backed securities                                0.0%            13.4%
--------------------------------------------------------------------------------
Cash equivalents                                       2.4%             4.0%
--------------------------------------------------------------------------------
    Total                                              100%             100%
================================================================================

                                                  on 12/31/00      on 6/30/01
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                         2.99 years       2.92 years
--------------------------------------------------------------------------------

YIELD

Annualized 30-day SEC yield (quoted 6/30/01)                           4.36%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/01

                                                                                        Since
                                                                                        Inception
                                                     1 Year            5 Year           (5/95)
---------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund                 7.82%            5.56%            5.58%
---------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year U.S. Treasury Index         9.49%            6.66%            6.73%
---------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[GRAPH]

                      Merrill Lynch                     Homestead Short-Term
                      1-4.99 Year                       Government Securities
                      U.S. Treasury Index               Fund
May-95                     10,000                              10,000
Dec-95                     10,757                              10,544
Dec-96                     11,238                              11,014
Dec-97                     12,037                              11,645
Dec-98                     12,970                              12,286
Dec-99                     13,234                              12,640
Dec-00                     14,409                              13,528
Jun-01                     14,950                              13,978

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements.

SHORT-TERM BOND FUND


PORTFOLIO COMPOSITION


SECURITY DIVERSIFICATION
                                                  on 12/31/00       on 6/30/01
--------------------------------------------------------------------------------
Corporate bonds                                       44.4%             43.6%
--------------------------------------------------------------------------------
Mortgage-backed securities                            22.3%             23.1%
--------------------------------------------------------------------------------
Asset-backed securities                               19.0%             17.8%
--------------------------------------------------------------------------------
U.S. Government obligations                           11.0%              6.6%
--------------------------------------------------------------------------------
Commercial paper                                       3.2%              8.9%
--------------------------------------------------------------------------------
Cash equivalents                                        .1%              0.0%
--------------------------------------------------------------------------------
    Total                                              100%              100%
================================================================================

                                                  on 12/31/00       on 6/30/01
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                         2.98 years        2.9 years
--------------------------------------------------------------------------------

YIELD

Annualized 30-day SEC yield (quoted 6/30/01)                            5.18%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/01

                                                                                             Since
                                                                                             Inception
                                                      1 Year              5 Year             (11/91)
--------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                   8.80%               6.28%             6.07%
--------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year Corp./Gov. Index            10.20%               6.80%             6.61%
--------------------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[GRAPH]

                Merrill Lynch                      Homestead Short-Term
                1-4.99 Year Corp./Gov. Index       Bond Fund
Nov-91                   10,000                           10,000
Dec-92                   11,007                           10,842
Dec-93                   11,792                           11,560
Dec-94                   11,727                           11,570
Dec-95                   13,247                           12,820
Dec-96                   13,858                           13,482
Dec-97                   14,850                           14,374
Dec-98                   15,990                           15,294
Dec-99                   16,341                           15,785
Dec-00                   17,793                           17,022
Jun-01                   18,546                           17,673

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements.

STOCK INDEX FUND


MARKET CONDITIONS

Investors watched as the stock market withered through the first quarter of this year and then bounced back to recover some of its losses in the second quarter. Your Fund's benchmark, the Standard & Poor's 500 Stock Index, declined 11.85% in the first three months and gained 5.85% in the second three months. For the six months ended June 30, the Index was down 6.69%.

The two quarters could also be neatly divided by style. Value stocks led growth stocks in the first three months; growth returned to favor in the second three months. Until the second quarter showing, a value strategy had led a growth approach for five consecutive quarters. For the six months ended June 30, value dominated. The S&P 500 is comprised mainly of large-cap growth stocks.

FUND PERFORMANCE & STRATEGY

There was almost no place to hide in the first quarter as nearly all industry groupings turned in poor results. In the second quarter, a rebound in information technology and capital goods stocks allowed these sectors to post positive returns. Still, for the year to date period ending June 30, all of the Index's worst performers came from either the information technology or telecommunications services groupings.

                               Periods ended 6/30/01
TOTAL RETURNS                    6 Mos.      12 Mos.
-----------------------------------------------------
Stock Index Fund                 -7.09%      -15.40%

Standard & Poor's 500            -6.69%      -14.87%
Stock Index (unmanaged)

We want to remind investors that this Fund is an index fund. Its goal is to earn a return in line with the performance of the Fund's benchmark, the Standard & Poor's 500 Stock Index. How well or poorly the Fund does is measured in terms of how closely it tracks its index--up or down. For the six-month period covered by this report, the Fund maintained a close correlation to its Index, with a difference of 40 basis points. The Fund's return is net of all Fund costs. The Index does not incur costs.

OUTLOOK

Our index approach means the manager doesn't take positions in companies based on his or her investment opinion. Instead, we seek to replicate the Index's return by establishing and maintaining a portfolio that has similar attributes. We think it is relevant, however, to share with you information that can help you assess the investment landscape.

Looking at the equity markets overall, we see that the weak economy and narrowing corporate profit margins are putting pressure on companies' bottom lines. The near-term earnings outlook is weak but should improve as the economy rebounds.

Investors would be wise to set reasonable performance expectations. Long-term returns on stocks are likely to be closer to historical average growth rates (about 10% a year) than the exceptional and atypical results generated from '95 through '99.

STOCK INDEX FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS ON 6/30/01
                                                                  % of total
                                           Industry              market value
--------------------------------------------------------------------------------
General Electric Co.               Diversified Manufacturing         4.3%
--------------------------------------------------------------------------------
Microsoft Corp.                      Applications Software           3.5%
--------------------------------------------------------------------------------
Exxon Mobil Corp..                     Energy--Gas &Oil              2.7%
--------------------------------------------------------------------------------
Citigroup Inc.                               Banks                   2.4%
--------------------------------------------------------------------------------
Pfizer, Inc.                             Drug &Health                2.3%
================================================================================

TOTAL RETURNS
period ended 6/30/01

                                                                    Since
                                                                    Inception
                                       1 Year                       (10/99)
--------------------------------------------------------------------------------
Stock Index Fund                      -15.40%                      -4.85%
--------------------------------------------------------------------------------
S&P 500 Index                         -14.87%                      -4.23%
================================================================================

PERFORMANCE COMPARISON
   (000)

[GRAPH]

               Standard & Poor's 500        Homestead Stock
               Stock Index                  Index Fund
Oct 99                10,000                     10,000
Dec 99                10,969                     10,965
Dec 00                 9,971                      9,904
June 01                9,303                      9,202

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements.

VALUE FUND


MARKET TECHNOLOGY CONDITIONS

The technology wipeout that began about a year ago, setting off the end of a very long running bull market, continues to run its course. As investors have come to realize, stock prices for many of these much-hyped stocks were undeservedly high. The past year's reversal of fortune brought prices down from their stratospheric levels and blew some of the speculative froth off the market. It's also forced out of business companies that did not have a solid business plan for generating revenues. The dot-com landscape is littered with the dead (Pets.com, Etoys) and wounded (Webvan). In the telecommunications arena, PSInet and Covad are among the names filing for bankruptcy protection.

Investors' exodus from tech stocks spilled over to other sectors and, for the first half of this year, most of the major broad stock market averages ended up in negative territory. The Standard & Poor's 500 Stock Index was down 6.69% for the six months ended June 30.

The Federal Reserve has taken aggressive steps to cut short-term interest rates and jumpstart the weak U.S. economy. The latest estimate of GDP shows that the economy continues to expand but at a very weak pace.

FUND PERFORMANCE & STRATEGY

Your Fund benefited from investors' exodus from technology companies and their search for more compelling opportunities in the stock market. We had been steadfast in our commitment to pure value investing. That meant we sat on the sidelines as these companies rose to lofty levels in '99 and first half of '00; but it also meant we avoided the pain as they came plummeting back to Earth in the second half of '00 and so far this year.

                               Periods ended 6/30/01
TOTAL RETURNS                    6 Mos.      12 Mos.
-------------------------------------------------------
Value Fund                        4.92%       21.23%

Standard & Poor's 500            -6.69%      -14.87%
Stock Index (unmanaged)

On a company-by-company basis, some of the top contributors to the Fund's return were Bank of America, K-Mart and Genuine Parts Corporation (distributor of NAPA auto parts).

We tend to downplay sector preference and focus strictly on identifying great companies trading at good prices, but for this period it was a boost for Fund performance that we tended to be well-represented in sectors that contributed good gains. Consumer cyclicals--a category that represents 8.5% of the Standard & Poor's 500 Stock Index but 17.2% of the Fund's holdings--was the market's top sector performer with a six-month gain of 7.59%. Staying out of the depressed technology sector (the Fund's position is 2.3% of portfolio, compared to the Index's which is 20.4%) was also positive for performance.

OUTLOOK

Corporate earnings--including profits for some of the largest and most stable names in the market--are under pressure and companies have begun to look to layoffs as a way to boost the bottom line. By the end of this reporting period, we were seeing a rise in jobless claims, slowing sales of some big-ticket items including autos and weakening consumer confidence.

While we are not in a recession--by definition, two consecutive quarters of negative GDP growth--we are experiencing recession-like conditions.

We believe your Fund's value approach is well suited for this challenging environment. Since we're paying what we think to be below fair market value, the stocks should hold their worth better than if we had paid fair or more than fair market value. And, as we've seen so far this year, value stocks can be quick to experience a turnaround.

We remain confident in the ability of stocks to reward long-term, patient investors and are committed to our value strategy.

VALUE FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS ON 6/30/01
                                                                   % of total
                                            Industry              market value
--------------------------------------------------------------------------------
Allstate Corp.                              Insurance                 4.2%
--------------------------------------------------------------------------------
Bank of America Corp.                         Banks                   4.0%
--------------------------------------------------------------------------------
Wendy's International, Inc.                Restaurants                3.7%
--------------------------------------------------------------------------------
Genuine Parts Co.                          Auto Parts                 3.7%
--------------------------------------------------------------------------------
Southwest Airlines Co.                     Air Travel                 3.7%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/01

                                                                    Since
                                                                    Inception
                         1 Year               5 Year                (11/90)
--------------------------------------------------------------------------------
Value Fund               21.23%               10.58%               13.58%
--------------------------------------------------------------------------------
S&P 500 Index           -14.87%               14.46%               16.07%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[GRAPH]

              Standard & Poor's 500
              Stock Index                  Homestead Value Fund
Nov 90               10,000                       10,000
Dec 91               13,403                       11,784
Dec 92               14,423                       13,161
Dec 93               15,807                       15,639
Dec 94               16,079                       16,029
Dec 95               22,115                       21,444
Dec 96               27,189                       25,292
Dec 97               36,257                       32,044
Dec 98               46,618                       34,708
Dec 99               56,606                       33,595
Dec 00               52,118                       36,835
June 01              48,630                       38,646

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements.

SMALL COMPANY STOCK FUND


MARKET CONDITIONS

Tech stocks continued to lead the broad stock market lower for the period ending June 30. Most major market averages posted negative returns, with the Standard & Poor's 500 Stock Index posting a decline of 6.69%. Market watchers attributed stocks' generally poor results to weak corporate earnings reports and concerns for the strength of the economy.

The Federal Reserve took aggressive steps to cut short-term interest rates and jumpstart the weak U.S. economy. The Fed lowered its target for federal funds rate in six separate actions for a combined reduction of 275 basis points.

FUND PERFORMANCE & STRATEGY

For the six months ended June 30, investors were of the opinion that "small was beautiful." A value approach to investing in small-company stocks was even better.

                               Periods ended 6/30/01
TOTAL RETURNS                    6 Mos.      12 Mos.
-----------------------------------------------------
Small Company Stock Fund          8.20%       26.64%

Russell 2000                      6.94%        0.62%
Stock Index (unmanaged)

For the six years leading up to the broad market's undoing in mid-2000, small-company stock performance lagged the major market indices, which are comprised mainly of big companies. But for your Fund, one of the welcome trends coming out of the technology stock meltdown has been a willingness on the part of investors to look for opportunities in the previously passed over category of small companies trading at prices below what analysts consider fair value. This is exactly the area where your Fund is focused.

Among the Fund's best performers in the consumer staples category were Alberto-Culver (a manufacturer of beauty products and owner of the retail chain Sally Beauty Supplies) and Ruddick Corporation (owner and operator of the Harris Teeter chain of grocery stores and manufacturer of A&E thread). Hughes Supply, a wholesale distributor of construction materials, and the machinery manufacturer Flowserve also contributed to the Fund's strong gains.

OUTLOOK

Based on second quarter estimates, the pace of economic growth has slowed to an anemic .7% annualized rate. Announcements of disappointing corporate earnings and layoffs have been widespread, not limited to a universe of struggling technology and Internet-related companies. This is not the kind of environment that could reasonably support a broad stock market rally, but it is the kind of environment in which your Fund can survive and in fact thrive, as it did during this reporting period.

We will continue to rely on strict valuation guidelines in seeking out promising small companies. This approach helped us avoid the stock market's fate during this reporting period, and we are optimistic that it will help us navigate the shoals of the challenging investment landscape that lie ahead.

SMALL COMPANY STOCK FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS ON 6/30/01
                                                                 % of total
                                          Industry              market value
--------------------------------------------------------------------------------
Cable Design Tech.                  Electronic Components           5.1%
--------------------------------------------------------------------------------
Ruddick Corp.                          Retail--Grocery              4.9%
--------------------------------------------------------------------------------
American Mgmt. Systems             Data Processing & Mgmt.          4.6%
--------------------------------------------------------------------------------
Claire Stores                         Retail--Specialty             4.6%
--------------------------------------------------------------------------------
Valley Nat'l Bancorp                        Banks                   4.5%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/01

                                                                    Since
                                                                    Inception
                                       1 Year                       (3/98)
--------------------------------------------------------------------------------
Small Company Stock Fund               26.64%                       3.00%
--------------------------------------------------------------------------------
Russell 2000 Index                       .62%                       4.51%
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[GRAPH]

                                              Homestead Small
                    Russell 2000 Index        Company Stock Fund
Mar 98                     10,000                   10,000
Dec 98                      9,080                    8,898
Dec 99                     11,992                    8,849
Dec 00                     10,835                   10,196
June 01                    11,578                   11,032

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small Company Stock Fund average annual total returns are net of any fee waivers and reimbursements.

INTERNATIONAL STOCK INDEX FUND


Your Fund began operations on January 22 of this year. We welcome all investors to the Fund.

MARKET CONDITIONS

Weak economic conditions and concerns for corporate profitability weighed heavily on global equity markets in the first half of 2001. Your Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE), declined 14.61% year to date.

The U.S. Federal Reserve intervened early in 2001 with a series of interest rate cuts designed to prop up the sagging economy. Central banks in Japan and Europe followed suit, but the global economy continues to weaken despite easier monetary policies.

FUND PERFORMANCE & STRATEGY

While the second quarter was better than the first, EAFE Index performance for the year to date reflects the breadth and depth of the global economic slowdown. Each of the Index's top five country weightings posted negative returns. Of the 20 countries included in the EAFE Index, only three--New Zealand, Australia and Ireland--posted a positive return for the six months ended June 30.


RETURNS BY COUNTRY
          EAFE Weighting by Market Cap     Year-to-Date Return
-----------------------------------------------------------------
Japan                           24.27%                   -8.3%
UK                              21.73%                  -13.0%
France                          11.06%                  -18.8%
Germany                          8.70%                  -15.1%
Switzerland                      6.70%                  -20.0%

Your Fund's objective is to match the performance of the MSCI EAFE Index, the Fund's benchmark. Our returns were in line with the Index for this reporting period.

                                Period ended 6/30/01
TOTAL RETURNS                        Since Inception
------------------------------------------------------
International Stock Index Fund               -14.80%

MSCI EAFE                                    -14.97%
Index (unmanaged)

INDEX CHANGES AHEAD

Late last year, MSCI announced a number of changes in how the company will calculate its equity indices. These adjustments are intended to make the Index more representative of activity in the global equity markets. The first component of the change is to improve liquidity by adjusting weightings for "free float." Many foreign countries place restrictions on stock ownership and trading. This reduces the investable portion of a company's total shares outstanding. The Index's new calculation methodology seeks to identify the portion of a company's shares that is effectively off the market by making a "free float-adjustment." In addition, MSCI is making the Index more representative of the total foreign stock market universe by increasing market coverage within each industry group from 60% to 85%. This will increase Index breadth.

MSCI has spelled out a phase-in approach that calls for half of the changes to be reflected in the Index by November 30, 2001, and the second half to be reflected by May 31, 2002. Your Fund's holdings will be adjusted as the Index changes so that we can best replicate the Index's performance.

OUTLOOK

Our index approach means the manager doesn't take positions in companies or countries based on his or her investment opinion. Instead, we seek to replicate the Index's return by establishing and maintaining a portfolio that has similar attributes. We think it is relevant, however, to share with you information that can help you assess the investment landscape.

Global economies remain weak, and companies are struggling to meet earnings estimates. We are hopeful that lower interest rates will eventually have a stimulative effect and be a catalyst for improvement. Once the recovery does begin, fundamentals for companies and countries should be much improved.

INTERNATIONAL STOCK INDEX FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS ON 6/30/01
                                                                   % of total
                                            Industry              market value
--------------------------------------------------------------------------------
BPAmoco                                  Integrated Oil               1.5%
--------------------------------------------------------------------------------
GlaxoSmithKline                          Pharmaceuticals              1.5%
--------------------------------------------------------------------------------
Vodafone Group                         Cellular Telephones            1.2%
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                Integrated Oil               1.1%
--------------------------------------------------------------------------------
Toyota Motor Corp.                     Auto Manufacturing             1.1%
--------------------------------------------------------------------------------

TOTAL RETURNS
periods ended 6/30/01

                                                              Since
                                                              Inception
                                                              (1/01)
-------------------------------------------------------------------------
International Stock Index Fund                              -14.80%
-------------------------------------------------------------------------
MSCI-EAFE Index                                             -14.97%
-------------------------------------------------------------------------

NASDAQ-100 INDEX TRACKING STOCK FUND


Your Fund began operations on January 22 of this year. We welcome all investors to the Fund.

MARKET CONDITIONS

The collapse of the technology sector that began at mid-year 2000 set off a broad stock market correction that has continued into 2001. Most major stock market indices, including this Fund's benchmark the Nasdaq-100 Stock Index, were in negative territory for the six months ending June 30.

A sluggish economy and weak corporate earnings reports have added fuel to investors' bearish sentiments. In an effort to bolster the economy, the Federal Reserve intervened with a series of six rate cuts, but their actions have not yet sparked a turnaround.

FUND PERFORMANCE & STRATEGY

The Nasdaq-100 Index's bleak performance is due to extremely poor returns from the technology sector, and the Index's very large commitment to this industry group. At the end of this reporting period, technology stocks accounted for roughly 70% of the Index's total portfolio.

                                Period ended 6/30/01
TOTAL RETURNS                        Since Inception
------------------------------------------------------
Nasdaq-100 Index Tracking                    -34.10%
Stock Fund

Nasdaq-100 Stock                             -30.74%
Index (unmanaged)

As this is our first report to shareholders, we want to take a minute to remind investors how the Nasdaq-100 Index is constructed and explain why the technology holdings are predominant. This Index is comprised of 100 of the largest and most active stocks traded on the Nasdaq stock market, excluding financial companies. While this universe includes a number of non-technology related companies--such as biomedical company Amgen, health care company Genzyme and retailers Bed, Bath & Beyond and Costco--it is most heavily weighted in technology companies.

This is due to the Index's calculation methodology. The Index has some built-in checks to keep it from becoming too heavily committed to one stock or sector; however, the primary factor in determining the amount of any one stock the Index will own is a company's market capitalization (share price times number of shares outstanding). That is, as a stock's price rises and/or more shares are issued, the Index takes a larger position. When technology stocks were experiencing a tremendous run-up in share prices during 1999 and part of 2000, the Index automatically beefed up its weightings. This year, the technology sector declined in value, and since tech stocks make up the lion's share of the portfolio, the fall pulled the entire Index sharply lower.

Given the very large commitment to the technology sector, you should expect this Fund to behave for the most part like a technology investment. It is likely to remain volatile.

OUTLOOK

Your Fund is an index fund. An index approach means the manager doesn't take positions in companies based on his or her investment opinion. Instead, we seek to replicate the Index's return by establishing and maintaining a portfolio that has similar attributes. We think it is relevant, however, to share with you information that can help you assess the investment landscape.

The severity of the economic slowdown and the breadth of the stock market's correction continue to loom over the financial markets. After an almost universally gloomy first quarter, we are encouraged by the second quarter when a number of equity sectors managed to post decent returns. Technology stocks were not among the winners, but more balanced returns are a healthy sign for the economy and the stock market overall.

NASDAQ-100 INDEX TRACKING STOCK FUND


PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/01

                                                                   % of total
                                            Industry              market value
--------------------------------------------------------------------------------
Microsoft Corp.                       Applications Software           11.0%
--------------------------------------------------------------------------------
Intel Corp.                              Semiconductors               5.8%
--------------------------------------------------------------------------------
QUALCOMM Inc.                     Telecommunications Equipment        4.3%
--------------------------------------------------------------------------------
Cisco Systems Inc.                     Networking Products            3.8%
--------------------------------------------------------------------------------
Oracle Corp.                           Enterprise Software            3.6%
--------------------------------------------------------------------------------

TOTAL RETURNS
periods ended 6/30/01

                                                                 Since
                                                                 Inception
                                                                 (1/01)
-----------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock Fund                           -34.10%
-----------------------------------------------------------------------------
Nasdaq-100 Stock Index                                         -30.74%
-----------------------------------------------------------------------------

        FIANCIALS



                                    [PHOTO]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                                             INTEREST     MATURITY       FACE
                                                                               RATE         DATE         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (71.3% OF PORTFOLIO)
AIG Funding, Inc. ..................................................           3.85%       07/18/01    $   154,000    $   153,720
AIG Funding, Inc. ..................................................           3.80        07/20/01        428,000        427,245
AIG Funding, Inc. ..................................................           3.62        07/23/01      1,400,000      1,396,903
AIG Funding, Inc. ..................................................           3.63        07/23/01      1,170,000      1,167,405
American Express Credit Corp. ......................................           3.96        07/05/01      1,000,000        999,560
American Express Credit Corp. ......................................           3.90        07/06/01      1,000,000        999,458
American General Finance Corp. .....................................           4.00        07/03/01      1,640,000      1,639,636
American General Finance Corp. .....................................           3.89        07/19/01        350,000        349,319
Campbell Soup Co. ..................................................           3.82        07/11/01        736,000        735,219
Campbell Soup Co. ..................................................           3.86        07/24/01      1,600,000      1,596,054
Campbell Soup Co. ..................................................           3.60        07/25/01        800,000        798,080
CIT Group, Inc. ....................................................           3.99        07/03/01        400,000        399,911
CIT Group, Inc. ....................................................           3.87        07/24/01        900,000        897,775
Chevron USA, Inc. ..................................................           3.93        07/02/01      2,000,000      1,999,782
Citicorp ...........................................................           3.89        07/20/01      1,200,000      1,197,536
Citicorp ...........................................................           3.63        08/08/01      1,000,000        996,168
Coca-Cola Co. ......................................................           3.96        07/12/01      1,400,000      1,398,306
Coca-Cola Co. ......................................................           3.80        07/20/01        450,000        449,098
Coca-Cola Co. ......................................................           3.63        07/26/01      1,300,000      1,296,723
John Deere Capital Corp. ...........................................           3.70        07/27/01      1,800,000      1,795,190
John Deere Capital Corp. ...........................................           3.63        08/07/01      1,200,000      1,195,523
E.I. DuPont de Nemours & Co. .......................................           3.70        07/18/01        250,000        249,563
E.I. DuPont de Nemours & Co. .......................................           3.94        07/19/01      2,000,000      1,996,060
Exxon Asset Management Co. .........................................           3.81        07/05/01      2,000,000      1,999,153
Ford Motor Credit Co. ..............................................           3.92        07/05/01        100,000         99,956
Ford Motor Credit Co. ..............................................           3.68        07/27/01        500,000        498,671
General Electric Capital Corp. .....................................           3.90        07/05/01      1,300,000      1,299,437
General Electric Capital Corp. .....................................           3.81        07/27/01        354,000        353,026
General Electric Capital Corp. .....................................           3.68        07/30/01        200,000        199,407
General Electric Capital Corp. .....................................           3.65        08/01/01        600,000        598,114
General Motors Acceptance Corp. ....................................           3.91        07/06/01        600,000        599,674
Hewlett-Packard Co. ................................................           3.88        07/17/01        250,000        249,569
Household Finance Corp. ............................................           4.12        07/02/01      2,800,000      2,799,680
Merrill Lynch & Co., Inc. ..........................................           4.12        07/02/01      1,467,000      1,466,832
Morgan Stanley Dean Witter & Co. ...................................           3.85        07/06/01      2,000,000      1,998,931
Morgan Stanley Dean Witter & Co. ...................................           3.77        08/03/01      1,000,000        996,544
Northern Illinois Gas Co. ..........................................           3.63        03/19/02      1,200,000      1,168,419
Philip Morris Cos., Inc. ...........................................           3.73        07/19/01      1,300,000      1,297,576
Prudential Funding Corp. ...........................................           3.98        07/02/01        100,000         99,989
Prudential Funding Corp. ...........................................           3.95        07/16/01        100,000         99,835
Texaco, Inc. .......................................................           3.96        07/09/01      1,800,000      1,798,416

DAILY INCOME FUND

JUNE 30, 2001
(UNAUDITED)


                                                                             INTEREST     MATURITY       FACE
                                                                               RATE         DATE         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - CONTINUED
Texaco, Inc. .......................................................           3.71%       07/23/01    $ 1,400,000    $ 1,396,826
Wal-Mart Stores, Inc. ..............................................           3.82        07/17/01        520,000        519,117
Wal-Mart Stores, Inc. ..............................................           3.65        07/24/01        350,000        349,184
Wal-Mart Stores, Inc. ..............................................           3.61        07/31/01      1,645,000      1,640,051
Wal-Mart Stores, Inc. ..............................................           3.64        07/31/01        200,000        199,393
Wells Fargo Financial, Inc. ........................................           3.99        07/05/01      1,380,000      1,379,388
Wells Fargo Financial, Inc. ........................................           3.71        07/25/01      1,100,000      1,097,279
----------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $48,338,701) ....................................................................   48,338,701
----------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES (27.1% OF PORTFOLIO)
American Express Credit Corp. ......................................           8.50        08/15/01        787,000        789,727
American Express Credit Corp. ......................................           6.13        11/15/01        395,000        396,416
American General Finance Corp. .....................................           7.45        07/01/02         37,000         38,139
American General Finance Corp. .....................................           5.80        03/15/02         15,000         15,141
American General Finance Corp. .....................................           5.98        07/24/01      1,000,000      1,001,362
American General Finance Corp. .....................................           5.75        11/23/01         60,000         59,773
American General Finance Corp. .....................................           5.39        12/07/01         50,000         50,194
Associates Corp. of N.A. ...........................................           7.50        04/15/02         25,000         25,587
Associates Corp. of N.A. ...........................................           6.75        08/01/01         25,000         25,043
Associates Corp. of N.A. ...........................................           6.45        10/15/01        160,000        160,503
Associates Corp. of N.A. ...........................................           5.50        02/15/02        395,000        396,632
Baltimore Gas & Electric Co. .......................................           8.38        08/15/01      1,075,000      1,079,717
Beneficial Corp. ...................................................           6.60        09/26/01         25,000         25,068
Beneficial Corp. ...................................................           6.35        12/03/01         15,000         15,063
Beneficial Corp. ...................................................           6.61        09/13/01        140,000        140,391
CIT Group, Inc. ....................................................           8.38        11/01/01         95,000         95,984
CIT Group, Inc. ....................................................           5.50        10/15/01        105,000        105,144
CIT Group, Inc. ....................................................           5.80        03/26/02        620,000        623,274
CIT Group, Inc. ....................................................           7.13        06/17/02        100,000        102,433
Citicorp ...........................................................           8.05        11/19/01         50,000         50,478
Citicorp ...........................................................           9.50        02/01/02         30,000         30,634
Commercial Credit Group, Inc. ......................................           8.25        11/01/01        175,000        176,926
Commercial Credit Group, Inc. ......................................           7.38        03/15/02         20,000         20,355
Commercial Credit Group, Inc. ......................................           6.88        05/01/02         35,000         35,693
Commercial Credit Group, Inc. ......................................           7.63        05/01/02         30,000         30,630
Ford Motor Credit Co. ..............................................           8.20        02/15/02         50,000         51,096
Ford Motor Credit Co. ..............................................           7.00        09/15/01        335,000        336,351
Ford Motor Credit Co. ..............................................           6.50        02/28/02        484,000        488,574
Ford Motor Credit Co. ..............................................           5.13        10/15/01      1,589,000      1,588,704
Ford Motor Credit Co. ..............................................           8.24        01/15/02        100,000        102,113
Ford Motor Credit Co. ..............................................           6.11        12/28/01         70,000         70,602

DAILY INCOME FUND

JUNE 30, 2001
(UNAUDITED)


                                                                             INTEREST     MATURITY       FACE
                                                                               RATE         DATE         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
Ford Motor Credit Co. ..............................................           9.00%       09/15/01    $    15,000    $    15,096
General Electric Capital Corp. .....................................           8.13        11/09/01         25,000         25,262
General Electric Capital Corp. .....................................           6.15        11/05/01         15,000         15,033
General Electric Capital Corp. .....................................           5.28        08/02/01         20,000         20,058
General Electric Capital Corp. .....................................           5.28        01/08/02         46,000         45,904
General Electric Capital Corp. .....................................           5.33        01/11/02         15,000         15,066
General Electric Capital Corp. .....................................           5.50        04/15/02         25,000         25,139
General Electric Capital Corp. .....................................           6.33        09/17/01         20,000         20,022
General Electric Capital Corp. .....................................           7.00        03/01/02         62,000         62,980
General Electric Capital Corp. .....................................           5.51        03/01/02         60,000         60,283
General Motors Acceptance Corp. ....................................           7.75        03/25/02         50,000         50,966
General Motors Acceptance Corp. ....................................           6.75        06/17/02         20,000         20,380
General Motors Acceptance Corp. ....................................           6.80        07/24/01         10,000         10,015
General Motors Acceptance Corp. ....................................           7.05        04/23/02        100,000        102,181
General Motors Acceptance Corp. ....................................           5.91        03/11/02         20,000         20,186
General Motors Acceptance Corp. ....................................           5.50        12/15/01        865,000        865,000
General Motors Acceptance Corp. ....................................           6.75        02/07/02         75,000         76,057
General Motors Acceptance Corp. ....................................           6.88        07/15/01         40,000         40,021
General Motors Acceptance Corp. ....................................           6.00        02/01/02        190,000        190,352
General Motors Acceptance Corp. ....................................           5.50        01/14/02        681,000        682,405
General Motors Acceptance Corp. ....................................           6.18        11/27/01         50,000         50,365
General Motors Acceptance Corp. ....................................           6.50        01/14/02         10,000         10,114
General Motors Acceptance Corp. ....................................           6.50        01/28/02         15,000         15,171
General Motors Acceptance Corp. ....................................           6.33        02/27/02         20,000         20,199
General Motors Acceptance Corp. ....................................           5.10        10/09/01        569,000        568,957
Household Finance Corp. ............................................           9.00        09/28/01        150,000        151,385
Household Finance Corp. ............................................           8.38        11/15/01        123,000        124,147
IBM Credit Corp. ...................................................           6.64        10/29/01         98,000         98,504
IBM Credit Corp. ...................................................           7.00        01/28/02         30,000         30,209
John Deere Capital Corp. ...........................................           5.35        10/23/01        100,000        100,083
John Deere Capital Corp. ...........................................           8.36        01/21/02         17,000         17,347
John Deere Capital Corp. ...........................................           5.35        01/15/02         50,000         50,204
Merrill Lynch & Co., Inc. ..........................................           5.71        01/15/02         58,000         58,268
Merrill Lynch & Co., Inc. ..........................................           6.38        10/01/01         15,000         15,064
Merrill Lynch & Co., Inc. ..........................................           5.73        02/26/02         25,000         25,067
Merrill Lynch & Co., Inc. ..........................................           8.00        02/01/02         51,000         51,960
Merrill Lynch & Co., Inc. ..........................................           7.25        05/02/02         70,000         71,440
Morgan Stanley Dean Witter & Co. ...................................           8.88        10/15/01        130,000        131,100
Morgan Stanley Dean Witter & Co. ...................................           8.10        06/24/02         15,000         15,526
Norwest Financial, Inc. ............................................           8.15        11/01/01        125,000        126,216
Norwest Financial, Inc. ............................................           7.75        03/01/02         65,000         66,413

DAILY INCOME FUND

JUNE 30, 2001
(UNAUDITED)


                                                                             INTEREST     MATURITY       FACE
                                                                               RATE         DATE         AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
Norwest Financial, Inc. ............................................           7.75%       08/15/01    $    24,000    $    24,097
Norwest Financial, Inc. ............................................           7.75        08/15/01        125,000        125,407
Norwest Financial, Inc. ............................................           7.88        02/15/02        295,000        300,578
Norwest Financial, Inc. ............................................           6.38        11/15/01         70,000         70,219
Philip Morris Cos., Inc. ...........................................           7.50        01/15/02      1,209,000      1,221,894
Philip Morris Cos., Inc. ...........................................           7.63        05/15/02        633,000        649,782
Transamerica Finance Corp. .........................................           5.32        11/01/01        700,000        701,794
Transamerica Finance Corp. .........................................           6.13        11/01/01         93,000         93,108
Transamerica Finance Corp. .........................................           5.93        03/25/02        800,000        805,190
Transamerica Finance Corp. .........................................           6.80        12/14/01        365,000        365,174
Transamerica Finance Corp. .........................................           6.38        11/15/01      1,250,000      1,253,413
Wal-Mart Stores, Inc. ..............................................           6.75        05/24/02         25,000         25,359
Wal-Mart Stores, Inc. ..............................................           6.75        05/15/02        179,000        182,244
Wal-Mart Stores, Inc. ..............................................           6.15        08/10/01        260,000        260,273
Wells Fargo Financial, Inc. ........................................           8.38        05/15/02         30,000         31,004
----------------------------------------------------------------------------------------------------------------------------------
      Total Corporate Notes (Cost $18,397,428) .....................................................................   18,397,428
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.6% OF PORTFOLIO)
Federal Farm Credit Bank ...........................................           4.88        12/21/01         50,000         49,942
Federal Home Loan Bank .............................................           6.75        07/10/01         30,000         30,011
Federal Home Loan Bank .............................................           6.38        11/08/01         35,000         35,146
Federal Home Loan Bank .............................................           6.25        12/07/01         25,000         25,116
Federal Home Loan Bank .............................................           6.23        09/19/01         20,000         20,044
Federal Home Loan Bank .............................................           5.50        08/13/01         25,000         25,007
Federal Home Loan Bank .............................................           5.20        09/11/01         35,000         34,997
Federal Home Loan Bank .............................................           4.96        11/20/01         25,000         24,982
Federal Home Loan Bank .............................................           5.15        02/19/02         10,000         10,002
Federal Home Loan Bank .............................................           5.88        09/17/01         30,000         30,040
Federal Home Loan Bank .............................................           7.78        10/19/01         15,000         15,115
Federal Home Loan Bank .............................................           6.58        10/03/01         45,000         45,158
Federal Home Loan Bank .............................................           6.00        07/27/01         25,000         25,009
Federal Home Loan Mortgage Corp. ...................................           6.75        08/01/01         25,000         25,030
Federal Home Loan Mortgage Corp. ...................................           6.11        11/20/01         30,000         30,108
Federal Home Loan Mortgage Corp. ...................................           4.75        12/14/01        150,000        149,748
Federal Home Loan Mortgage Corp. ...................................           7.75        11/07/01         20,000         20,176
Federal Home Loan Mortgage Corp. ...................................           3.93        07/05/01        129,000        128,944
Federal National Mortgage Assn .....................................           6.38        01/16/02         30,000         30,196
Federal National Mortgage Assn .....................................           3.89        07/18/01        300,000        299,448
Federal National Mortgage Assn .....................................           4.63        10/15/01         40,000         39,941
----------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government Agency Obligations (Cost $1,094,160) ...................................................    1,094,160
----------------------------------------------------------------------------------------------------------------------------------

DAILY INCOME FUND

JUNE 30, 2001
(UNAUDITED)


                                                                         INTEREST
                                                                            RATE                                        VALUE
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund ..............................        3.85% (a)                                $      4,547
----------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $4,547) ....................................................................         4,547
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $67,834,836) - 100% .........................................................  $ 67,834,836
==================================================================================================================================


(a) One day yield at June 30, 2001.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                                              INTEREST      MATURITY       FACE
                                                                                RATE          DATE         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (13.4% OF PORTFOLIO)
Government Export Trust 93-1 ........................................           6.00%       03/15/05    $   312,500    $   316,384
Guaranteed Export Certificates 93-C .................................           5.20        10/15/04        809,822        805,999
Guaranteed Export Certificates 93-D .................................           5.23        05/15/05        306,382        305,776
Guaranteed Export Certificates 95-B .................................           6.13        06/15/04        105,882        107,412
Guaranteed Trade Trust 92-A .........................................           7.02        09/01/04        189,583        196,537
Small Business Administration 92-10 A ...............................           6.70        01/01/02         10,545         10,600
Small Business Administration 92-10 C ...............................           7.15        09/01/02         13,380         13,730
Small Business Administration 93-J ..................................           5.90        10/01/13        214,577        213,755
Small Business Administration 98-E ..................................           6.30        05/01/18        167,278        166,877
Small Business Administration 98-H ..................................           6.15        08/01/18         87,069         86,207
Small Business Investment Companies 95-10 ...........................           6.88        09/01/05        848,665        877,049
Small Business Investment Companies 99-10 ...........................           6.24        03/01/09        980,354        969,384
-----------------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $4,012,289) ...............................................................    4,069,710
-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (21.6% OF PORTFOLIO)
GNMA #1928 ..........................................................           7.00        11/20/09         64,349         66,182
GNMA #5144 ..........................................................           7.25        11/15/04         55,091         56,493
GNMA #8054 ..........................................................           7.63        10/20/22         88,297         91,091
GNMA #8215 ..........................................................           7.38        04/20/17         63,521         64,784
GNMA #8393 ..........................................................           7.75        08/20/18         69,848         71,868
GNMA #8423 ..........................................................           7.38        05/20/24        117,707        120,088
GNMA #8877 ..........................................................           7.38        05/20/26         84,345         85,885
GNMA #80058 .........................................................           7.38        04/20/27         79,870         81,211
GNMA #510280 ........................................................           6.00        08/15/14        137,263        136,968
GNMA #780336 ........................................................           6.50        02/15/11        113,637        116,340
GNMA 94-1 ...........................................................           7.63        08/16/23         67,895         68,808
GNMA 96-4 ...........................................................           7.00        04/16/26        100,000        100,678
GNMA 96-5 ...........................................................           7.00        11/16/20        109,697        111,201
GNMA 97-4 B .........................................................           7.00        08/20/26         99,348         99,520
GNMA 97-5 ...........................................................           7.00        10/20/25        500,000        510,621
GNMA 97-8 ...........................................................           7.00        05/16/23        485,574        491,556
GNMA 97-18 ..........................................................           6.90        02/20/23        144,474        146,982
GNMA 97-19 ..........................................................           7.00        02/20/24        205,489        209,616
GNMA 98-1 ...........................................................           7.00        05/20/25        161,695        162,003
GNMA 98-5 ...........................................................           6.75        02/20/25        265,388        269,447
GNMA 99-23 ..........................................................           6.50        09/20/23        139,449        141,528
GNMA 99-27 ..........................................................           7.50        08/16/27        489,552        496,367
GNMA 00-1 ...........................................................           7.50        12/20/23        388,297        396,588
GNMA 01-15 ..........................................................           6.38        10/20/29        241,940        241,553
Vendee Mortgage Trust 92-2 ..........................................           7.00        05/15/08      1,000,000      1,029,608
Vendee Mortgage Trust 93-1 ..........................................           7.00        03/15/02         31,367         31,562

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2001
(UNAUDITED)


                                                                              INTEREST      MATURITY       FACE
                                                                                RATE          DATE         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Vendee Mortgage Trust 95-3 ..........................................           7.25%       06/15/04    $   250,000    $   258,923
Vendee Mortgage Trust 96-3 ..........................................           6.75        08/15/20        225,000        230,299
Vendee Mortgage Trust 97-1 ..........................................           7.50        09/15/17         90,875         91,202
Vendee Mortgage Trust 98-3 ..........................................           6.50        05/15/15        185,907        188,866
Vendee Mortgage Trust 99-2 ..........................................           6.50        04/15/14        141,659        143,904
Vendee Mortgage Trust 01-1 ..........................................           7.00        12/15/22        250,000        255,155
-----------------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $6,472,597) ............................................................    6,566,897
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.9% OF PORTFOLIO)
Israel Trust ........................................................           9.40        05/15/02         20,150         20,497
Israel Trust ........................................................           0.00 (a)    05/15/03        117,000        106,876
Nafinsa Export/Import Trust (b) .....................................           6.79        08/01/04        175,000        177,872
National Archives Facility Trust ....................................           8.50        09/01/19         66,565         75,570
PEFCO Finance Corp. (b) .............................................           5.31        11/15/03      1,000,000      1,009,280
Private Export Funding Corp. ........................................           8.40        07/31/01        235,000        235,823
Private Export Funding Corp. ........................................           7.30        01/31/02        480,000        488,923
Private Export Funding Corp. ........................................           5.65        03/15/03         83,000         83,436
Private Export Funding Corp. ........................................           5.48        09/15/03        327,000        329,112
Private Export Funding Corp. ........................................           6.86        04/30/04        195,000        204,227
Private Export Funding Corp. ........................................           5.53        04/30/06        250,000        249,674
Private Export Funding Corp. ........................................           7.95        11/01/06        350,000        377,454
Smith Enron Shipbuilding ............................................           5.97        12/15/06        371,116        369,127
Turkey Trust ........................................................           0.00 (a)    05/15/04        500,000        431,030
U.S. Department of Housing and Urban Development ....................           6.36        08/01/04         30,000         31,029
U.S. Treasury Note ..................................................           5.88        11/30/01      2,600,000      2,622,581
U.S. Treasury Note ..................................................           6.13        12/31/01      1,250,000      1,264,569
U.S. Treasury Note ..................................................           6.63        04/30/02      3,000,000      3,067,497
U.S. Treasury Note ..................................................           6.00        07/31/02        100,000        102,156
U.S. Treasury Note ..................................................           5.50        01/31/03        500,000        510,007
U.S. Treasury Note ..................................................           4.75        02/15/04        250,000        251,355
U.S. Treasury Note ..................................................           6.50        10/15/06        250,000        265,888
U.S. Treasury Note Strips ...........................................           0.00 (a)    11/15/01      6,000,000      5,917,734
-----------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations (Cost $18,062,497) ...............................................   18,191,717
-----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (1.1% OF PORTFOLIO)
Albany NY Industrial Development Authority ..........................           7.29        08/01/04        160,000        163,335
Fairfax County VA Redevelopment & Housing Authority .................           7.29        08/01/04        155,000        158,312
-----------------------------------------------------------------------------------------------------------------------------------
      Total Municipal Bonds (Cost $317,275) ........................................................................       321,647
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2001
(UNAUDITED)


                                                                              INTEREST
                                                                                RATE                                       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (4.0% OF PORTFOLIO)
Vanguard Money Market Reserves U.S. Treasury ........................           3.77% (c)                              $ 1,231,223
-----------------------------------------------------------------------------------------------------------------------------------
  Total Money Market Account (Cost $1,231,223) ......................................................................    1,231,223
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $30,095,881) - 100% ..........................................................   $30,381,194
===================================================================================================================================


(a) Zero coupon security, purchased at a discount.
(b) 144A security.
(c) One day yield at June 30, 2001.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (43.3% OF PORTFOLIO)
BASIC INDUSTRIES - 9.0%
  Archer Daniels Midland Co. ....................................           0.00% (a)   05/01/02    $   225,000    $   217,695
  Avnet, Inc. ...................................................           5.64 (c)    10/17/01      1,500,000      1,500,462
  Caterpillar, Inc. .............................................           7.98        01/14/02        800,000        814,626
  Cooper Industries, Inc. .......................................           5.88        02/20/03        100,000         99,824
  Corning, Inc. .................................................           8.25        03/15/02        250,000        254,135
  Corning, Inc. .................................................           6.00        08/15/03        500,000        504,744
  Dow Chemical Co. ..............................................           8.63        04/01/06        150,000        166,899
  Eastman Kodak Co. .............................................           9.38        03/15/03        250,000        264,040
  Exxon Capital Corp. ...........................................           0.00 (a)    11/15/04        200,000        167,293
  Fina Oil & Chemical Co. .......................................           6.88        07/15/01      1,500,000      1,501,238
  General Motors Corp. ..........................................           9.13        07/15/01        200,000        200,303
  Harsco Corp. ..................................................           6.00        09/15/03        625,000        630,958
  Honeywell International, Inc. .................................           0.00 (a)    08/01/01        490,000        488,576
  Honeywell International, Inc. .................................           9.88        06/01/02        150,000        157,174
  Honeywell International, Inc. .................................           0.00 (a)    08/01/03        185,000        167,236
  Ingersoll - Rand Co. ..........................................           6.78        08/12/02        370,000        377,131
  Ingersoll - Rand Co. ..........................................           5.80        06/01/04        600,000        601,782
  Johnson & Johnson .............................................           8.72        11/01/24        500,000        550,706
  Occidental Petroleum Corp. ....................................           6.50        04/01/05        500,000        507,625
  Occidental Petroleum Corp. ....................................           6.75        11/15/02      1,000,000      1,020,640
  Pharmacia Corp. ...............................................           5.38        12/01/01        500,000        501,957
  PHH Corp. .....................................................           7.02        11/09/01      1,250,000      1,262,204
  Texaco Capital, Inc. ..........................................           5.50        02/11/04        400,000        400,584
  TRW Inc. ......................................................           6.50        06/01/02      1,000,000      1,004,692
  United Technologies Corp. .....................................           6.40        09/15/01        500,000        502,025
  Xerox Capital Corp. PLC .......................................           5.75        05/15/02        500,000        469,920
-------------------------------------------------------------------------------------------------------------------------------
      Total Basic Industries ....................................................................................   14,334,469
-------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 1.4%
Auto Parts
  Cooper Tire & Rubber Co. ......................................           7.25        12/16/02      1,000,000      1,021,606
Retail
  Gap, Inc. .....................................................           5.63        05/01/03        250,000        250,570
  Sears Roebuck Acceptance Corp. ................................           8.17        01/14/02        100,000        101,638
  Sears Roebuck Acceptance Corp. ................................           6.80        10/09/02        900,000        922,676
-------------------------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods ..........................................................................    2,296,490
-------------------------------------------------------------------------------------------------------------------------------

FINANCE - 12.5%
Banks
  CITICORP ......................................................           6.50        09/16/01         75,000         75,401
  First Chicago Corp. ...........................................           4.47 (c)    07/28/03        175,000        174,911

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Fleet National Bank ...........................................           4.20% (c)   07/31/02    $   315,000    $   315,128
  National City Bank of Cleveland ...............................           7.10        09/25/12        800,000        787,430
  NationsBank Corp. .............................................           7.23        08/15/12        200,000        198,086
  Republic New York Corp. .......................................           5.00 (c)    08/07/02        850,000        857,091
  Suntrust Banks, Inc. ..........................................           5.73 (c)    04/22/02        500,000        500,324
Financial Services
  American Express Credit Corp. .................................           7.45 (c)    08/10/05      1,100,000      1,156,278
  CIT Group, Inc. ...............................................           5.50        10/15/01      1,250,000      1,254,649
  CIT Group, Inc. ...............................................           4.06        09/13/02      1,000,000      1,000,068
  CIT Group, Inc. ...............................................           7.38        03/15/03        500,000        518,631
  CIT Group, Inc. ...............................................           5.57        12/08/03        625,000        623,998
  GATX Capital Corp. ............................................           6.36        12/16/02        450,000        445,275
  Geico Corp. ...................................................           9.15        09/15/21        650,000        684,400
  General Electric Capital Corp. ................................           5.50        11/01/01        153,000        153,232
  General Electric Capital Corp. ................................           3.74        05/01/50        494,000        488,225
  General Motors Acceptance Corp. ...............................           5.50        01/14/02        500,000        502,830
  General Motors Acceptance Corp. ...............................           6.48        05/01/06      1,000,000      1,004,397
  Heller Financial, Inc. ........................................           4.54 (c)    04/26/02        150,000        149,934
  Heller Financial, Inc. ........................................           7.50        08/23/02      1,000,000      1,030,437
  Household Finance Corp. .......................................           6.08        03/08/06        325,000        326,398
  Household Finance Corp. .......................................           6.13        07/15/12        820,000        831,455
  Transamerica Financial Corp. ..................................           6.13        11/01/01        750,000        753,960
  Xtra, Inc. ....................................................           7.80        02/03/03        500,000        516,243
Insurance
  Liberty Mutual Capital Corp. (b) ..............................           7.98        12/01/02        500,000        519,690
  Liberty Mutual Capital Corp. (b) ..............................           8.10        01/14/05      1,250,000      1,321,086
  Nationwide Mutual Insurance (b) ...............................           6.50        02/15/04        150,000        152,271
  St. Paul Co., Inc. ............................................           6.40        08/18/03        500,000        510,314
  St. Paul Co., Inc. ............................................           7.18        05/05/04        350,000        364,351
Security & Commodity Brokers
  Goldman Sachs Group ...........................................           5.90        01/15/03      1,000,000      1,012,867
  Merrill Lynch & Co. ...........................................           5.71        01/15/02      1,250,000      1,262,611
  Salomon, Inc. .................................................           7.30        05/15/02        400,000        410,332
-------------------------------------------------------------------------------------------------------------------------------
      Total Finance .............................................................................................   19,902,303
-------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION - 5.8%
Railroad
  CSX Corp. .....................................................           6.55        03/15/02        725,000        732,990
  Norfolk Southern Corp. ........................................           5.37        07/15/04        900,000        887,940
  Union Pacific Co. .............................................           6.12        02/01/04      2,295,000      2,290,758
  Union Pacific Railroad Co. ....................................           7.06        05/15/03      1,400,000      1,429,848
  Union Tank Car Co. ............................................           6.00        03/15/02      1,500,000      1,519,529

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Union Tank Car Co. ............................................           6.63%       10/03/04    $ 1,400,000    $ 1,445,976
  Union Tank Car Co. ............................................           6.57        01/02/14        467,536        466,082
  United Parcel Service, Inc. ...................................           6.00        08/15/06        500,000        498,039
-------------------------------------------------------------------------------------------------------------------------------
      Total Transportation ......................................................................................    9,271,162
-------------------------------------------------------------------------------------------------------------------------------

UTILITIES - 14.6%
Electric & Gas
  Central Hudson Gas & Electric Corp. ...........................           7.85        07/02/04      1,000,000      1,061,366
  Cleveland Electric Illuminating Co. ...........................           7.63        08/01/02        100,000        102,428
  Colonial Pipeline Co. (b) .....................................           7.45        08/15/07        500,000        511,112
  Connecticut Light & Power Co. .................................           7.88        10/01/24        230,000        232,660
  Consolidated Edison Co. NY, Inc. ..............................           6.63        02/01/02        150,000        151,598
  DTE Capital Corp. (b) .........................................           6.17        06/15/38        915,000        927,283
  Duke Capital Corp. ............................................           7.25        10/01/04      1,000,000      1,037,447
  Duke Energy Co. ...............................................           5.88        03/01/03        145,000        145,000
  Duquesne Light Co. ............................................           6.63        06/15/04        182,000        181,313
  Energy Acquisition Corp. ......................................           6.15        03/01/02      1,000,000      1,009,380
  Florida Power and Light Co. ...................................           6.63        02/01/03        245,000        245,327
  Florida Power and Light Co. ...................................           6.88        04/01/04        200,000        200,124
  Illinois Power Co. ............................................           6.25        07/15/02        500,000        506,499
  Jersey Central Power & Light Co. MBIA .........................           7.13        10/01/04        500,000        510,675
  Kansas City Power & Light Co. .................................           6.50        05/01/03        200,000        204,335
  Midwest Power Systems, Inc. ...................................           7.38        02/01/08      1,000,000      1,026,898
  National Fuel Gas Co. .........................................           7.30        02/18/03        500,000        512,600
  National Fuel Gas Co. .........................................           6.21        08/12/27        700,000        705,389
  New Orleans Public Service Co. ................................           7.00        03/01/03        500,000        501,780
  Niagara Mohawk Power Corp. ....................................           5.88        09/01/02      1,000,000      1,005,500
  Northern Illinois Gas Co. .....................................           6.45        08/01/01        210,000        210,279
  Northern Indiana Public Service Co. ...........................           7.50        04/01/02        848,000        849,507
  Northern Indiana Public Service Co. ...........................           7.53        07/08/15        500,000        486,426
  Public Service Electric & Gas Co. .............................           7.19        09/06/02        500,000        512,961
  Sempra Energy Corp. ...........................................           6.80        07/01/04        450,000        448,673
  Southern California Gas Co. ...................................           6.87        08/15/02        750,000        766,741
  Southern California Gas Co. ...................................           5.75        11/15/03        250,000        250,973
  Southern California Gas Co. ...................................           5.67        01/18/28      1,000,000      1,001,980
  Tampa Electric Co. ............................................           7.38        09/01/02      1,000,000      1,027,588
  Teco Energy, Inc. .............................................           5.54 (c)    09/15/01      1,000,000      1,002,007
  Teco Energy, Inc. .............................................           7.00        10/01/15        300,000        306,250
  Union Electric Co. ............................................           6.88        08/01/04      1,000,000      1,035,510
  Washington Gas & Light Co. ....................................           6.50        02/24/23        500,000        506,813

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
Telephone
  GTE North, Inc. ...............................................           9.19%       01/01/22    $   500,000    $   523,965
  NYNEX Corp. ...................................................           9.55        05/01/10        130,597        146,346
  Pacific Telephone & Telegraph Co. .............................           6.00        11/01/02        941,000        942,389
  Pacific Telephone & Telegraph Co. .............................           6.50        07/01/03      1,414,000      1,419,008
  Southwestern Bell Telephone Co. ...............................           5.88        06/01/03        500,000        500,495
  Southwestern Bell Telephone Co. ...............................           5.75        09/01/04        600,000        598,566
-------------------------------------------------------------------------------------------------------------------------------
      Total Utilities ...........................................................................................   23,315,191
-------------------------------------------------------------------------------------------------------------------------------
      Total Corporate Bonds (Cost $68,266,308) ..................................................................   69,119,615
-------------------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS (0.3% OF PORTFOLIO)
Hydro-Quebec ....................................................           6.50        07/16/03        100,000        102,935
Hydro-Quebec ....................................................           6.27        01/03/26         80,000         81,407
Trans-Canada Pipelines ..........................................           6.43        03/15/29        250,000        252,690
-------------------------------------------------------------------------------------------------------------------------------
      Total Foreign Bonds (Cost $429,657) .......................................................................      437,032
-------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (17.8% OF PORTFOLIO)
ACLC Franchise Loan Receivables Trust 97-B (b) ..................           6.73 (c)    04/15/14      1,012,585        980,132
Americredit Automobile Receivables Trust 98-B ...................           6.06        12/12/02        230,021        231,604
Americredit Automobile Receivables Trust 99-A ...................           5.88        12/05/05      1,850,000      1,875,434
Arcadia Automobile Receivables Trust 97-C .......................           6.55        06/15/05        440,000        446,798
Arcadia Automobile Receivables Trust 98-B A3 ....................           5.95        11/15/02          4,160          4,164
Arcadia Automobile Receivables Trust 98-B A4 ....................           6.00        11/15/03      1,250,000      1,264,703
Arcadia Automobile Receivables Trust 99-A .......................           6.12        12/15/06      1,500,000      1,532,579
Auto Leasing Investors 97-A5 (b) ................................           6.08        02/13/04        725,000        735,418
Banc One Auto Grantor Trust 97-A ................................           6.27        11/20/03         30,266         30,312
Bank Boston Marine Trust 97-2 ...................................           6.82        04/15/13        183,000        189,887
Capital Auto Receivables Asset Trust 99-1 .......................           5.58        06/15/02         39,155         39,202
Centerior Energy Receivables Master Trust 96-1 ..................           7.20        04/15/02         90,000         90,116
Chase Manhattan Grantor Trust 92-4 ..............................           5.80        02/17/03         55,282         55,703
CIT RV Trust 94-A ...............................................           4.90        07/15/09         44,946         44,806
CIT RV Trust 98-A ...............................................           6.09        02/15/12        850,000        869,860
Copelco Capital Funding Corp. 97-A ..............................           6.47        04/20/05        175,458        175,747
CPS Auto Trust 97-2 .............................................           6.65        10/15/02         23,381         23,468
CPS Auto Trust 98-1 .............................................           6.00        08/15/03        593,151        596,383
Credit Card Merchant Voucher 97-A (b) ...........................           6.23 (c)    08/01/02        418,958        419,415
Discover Card Trust 97-2 ........................................           6.79        04/16/10      1,142,285      1,154,416
Discover Card Trust 99-2 ........................................           5.90        10/15/04      1,500,000      1,520,313
First Bank Corporate Card Master Trust 97-1 .....................           6.40        02/15/03         70,000         71,020
First Security Auto Grantor Trust 98-A ..........................           5.97        04/15/04        213,315        214,149

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
First Security Auto Grantor Trust 99-1 ..........................           5.58%       06/15/03    $    53,229    $    53,303
Fleetwod Credit Corp. Trust 96-A ................................           6.75        10/17/11        174,058        174,058
Franklin Auto Trust 98-1 ........................................           5.65        01/17/06        841,826        847,146
Green Tree Lease Finance 98-1 ...................................           5.60 (c)    07/20/02         81,454         81,667
Household Consumer Loan Trust 95-1 ..............................           4.22        09/15/05        384,835        385,351
Hyundai Auto Receivables Trust 98-A .............................           6.05        07/15/04         73,286         73,358
John Deere Owner Trust 99-A .....................................           5.94        10/15/02      1,255,553      1,261,725
Metlife Capital Equipment Loan Trust 97-A .......................           6.85        05/20/08      2,073,702      2,122,606
Metris Master Trust 97-1 ........................................           6.87        10/20/05      1,505,000      1,537,871
New Court Equipment Trust Securities 98-1 .......................           5.24        12/20/02         63,509         63,690
NPF VI, Inc. 98-1A (b) ..........................................           6.22        06/01/02      2,900,000      2,903,621
Onyx Acceptance Auto Trust Ser. 97-4 ............................           6.30        05/15/04         28,814         28,899
Peachtree Franchise Loan, LLC 99-A (b) ..........................           6.68        01/15/21        650,286        652,941
Pemex Finance LTD (b) ...........................................           6.13        11/15/03        333,333        335,690
PNC Student Loan Trust I 97-2 ...................................           6.45        01/25/02         72,500         72,604
PNC Student Loan Trust I 97-C ...................................           6.57        01/25/04        125,000        128,580
Railcar Trust 92-1 ..............................................           7.75        06/01/04        116,029        120,416
Sears Credit Account Master Trust 98-1 ..........................           5.80        08/15/05         75,000         75,123
Sky Financial Medical Loan Securitization Corp. 01-A (b) ........           6.43        12/15/11      2,312,881      2,351,922
Team Fleet Financing Corp. 99-3A (b) ............................           6.70        06/25/02      2,000,000      2,031,712
Union Acceptance Corp. 98-D A3 ..................................           5.75        06/09/03         24,637         24,707
Union Acceptance Corp. 98-D A4 ..................................           5.81        03/08/04        450,000        455,554
-------------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $27,950,826) ..........................................................   28,348,173
-------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (23.1% OF PORTFOLIO)
Aames Mortgage Trust 98-A .......................................           4.17 (c)    03/15/28         12,078         11,864
Advanta Home Equity Loan Trust 92-3 .............................           6.05        09/25/08         72,112         72,582
Advanta Home Equity Loan Trust 93-2 .............................           6.15        10/25/09         35,718         35,754
Advanta Mortgage Loan Trust 93-3 A1 .............................           4.90        01/25/10          9,983          9,983
Advanta Mortgage Loan Trust 93-4 ................................           5.70        03/25/25        138,207        137,639
Advanta Mortgage Loan Trust 94-1 A1 .............................           6.30        07/25/25        280,484        283,324
Advanta Mortgage Loan Trust 94-1 A2 .............................           6.30        07/25/25        313,687        318,097
American Business Financial Services 96-2 .......................           7.53        02/15/28        208,933        214,527
American Business Financial Services 99-1 .......................           6.58        05/25/30      1,209,866      1,226,445
Cargrill Financial Services Corp. 95-M1 .........................           4.26 (c)    08/25/25        272,548        273,077
Chase Mortgage Finance Corp. 93-N ...............................           6.75        11/25/24        165,038        166,330
Chase Mortgage Finance Corp. 94-B ...............................           6.75        02/25/25        149,412        149,812
Chase Mortgage Finance Corp. 94-L ...............................           7.50        11/25/10        250,000        257,418
Chase Mortgage Finance Corp. 98-S4 ..............................           6.90        08/25/28        691,099        683,649
Chemical Mortgage Acceptance Corp. 88-2 .........................           7.84 (c)    05/25/18        117,880        118,789
Citibank N.A. 86-4 ..............................................          10.00        11/25/16         39,111         38,980

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
CITICORP Mortgage Securities, Inc. 88-11 ........................           7.69% (c)   08/25/18    $   379,835    $   378,798
CITICORP Mortgage Securities, Inc. 88-17 ........................           7.77 (c)    11/25/18        380,250        379,239
CITICORP Mortgage Securities, Inc. 92-16 ........................           7.50        09/25/22         18,647         18,980
CITICORP Mortgage Securities, Inc. 98-6 .........................           6.80        07/25/28        161,725        162,042
CMC Securities Corp. 93-E .......................................           6.50        11/25/08        823,235        826,001
CMO Trust 17 ....................................................           7.25        04/20/18         21,966         22,081
Contimortgage Home Equity Loan Trust 95-2 .......................           8.10        08/15/25        766,298        774,956
CoreStates Home Equity Trust 94-1 ...............................           6.65        05/15/09        145,195        147,175
Countrywide Funding Corp. 87-2 ..................................           8.17 (c)    02/25/18        163,802        163,368
Countrywide Funding Corp. 99-1 A4 ...............................           6.75 (c)    03/25/29        557,520        560,151
Countrywide Funding Corp. 99-1 A4 ...............................           6.75 (c)    06/25/29        478,548        481,007
DLJ Mortgage Acceptance Corp. 91-3 ..............................           7.75 (c)    02/20/21        504,742        517,256
Enterprise Mortgage Acceptance Co. 98-1 A1 (b) ..................           6.11 (c)    01/15/25        593,921        595,253
Enterprise Mortgage Acceptance Co. 98-1 A2 (b) ..................           6.38 (c)    04/15/07      1,185,000      1,153,694
Equivantage Home Equity Loan Trust 95-2 .........................           6.85        05/25/22         90,645         91,334
Federal Deposit Insurance Credit Corp. 96-C1 ....................           6.75        05/25/26        371,375        377,085
Federal National Mortgage Association 99-8 ......................           6.50        11/25/19        632,871        637,816
Federal National Mortgage Association 00-6 ......................           8.00        01/25/30        114,312        114,564
FHLMC 1662 ......................................................           6.25        01/15/09            709            708
FHLMC 1714 ......................................................           7.00        10/15/22         39,108         39,222
FHLMC 2057 ......................................................           7.00        12/15/27        180,721        181,219
FHLMC 2272 ......................................................           7.25        01/15/16        129,421        129,645
FHLMC 2275 ......................................................           6.50        01/15/31        413,797        413,625
First Alliance Mortgage Loan Trust 94-1 .........................           5.85        04/25/25        195,773        195,274
First Alliance Mortgage Loan Trust 94-2 .........................           7.63        07/25/25        398,291        411,761
First Alliance Mortgage Loan Trust 94-3 .........................           7.83        10/25/25         38,280         38,139
First Greensboro Home Equity Loan Trust 98-1 ....................           6.55        12/25/29        657,269        666,263
First Plus Home Loan Trust 96-3 .................................           7.60        09/20/14         42,133         42,214
First Plus Home Loan Trust 97-3 .................................           7.22        11/10/20      1,000,000      1,032,512
First Plus Home Loan Trust 97-4 .................................           6.82        10/10/18        166,504        168,902
FHLMC 2292 ......................................................           6.50        03/15/31        677,896        669,786
FHLMC 218209 ....................................................           8.50        06/01/02         10,542         10,680
FNMA REMIC 01-11 ................................................           6.50        07/18/28        345,308        342,515
FNMA REMIC 93-140 ...............................................           7.00        07/25/12         52,539         52,891
FNMA REMIC 93-187 ...............................................           5.95        09/25/23        222,380        222,348
FNMA REMIC 93-68 ................................................           6.00        05/25/08         50,721         50,781
FNMA REMIC 93-79 ................................................           7.00        06/25/23        250,000        253,732
FNMA REMIC 96-4 .................................................           7.00        08/25/23        250,000        251,105
Fremont Home Loan Owners Trust 99-2 .............................           7.28        06/25/29        937,378        957,206
GE Capital Mortgage Services, Inc. 94-1 .........................           6.50        03/25/24        100,144        101,053
GE Capital Mortgage Services, Inc. 94-13 ........................           6.50        04/25/24        372,339        371,497

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
GE Capital Mortgage Services, Inc. 98-8 .........................           6.20%       04/25/28    $ 1,000,000    $ 1,002,430
GNMA 97-18 ......................................................           6.90        02/20/23        397,303        404,202
GNMA 99-27 ......................................................           7.50        08/16/27        979,104        992,733
Green Tree Home Improvement Loan Trust 99-E .....................           7.18        06/15/15        100,000        102,350
Household Finance Corp. Revolving Home Equity Loan Trust 95-2 ...           4.33        08/20/16        382,765        382,908
Housing Securities Inc. 92-EA ...................................           7.50        10/25/07        328,055        329,728
Housing Securities Inc. 94-1 ....................................           7.50        03/25/09        101,494        103,466
Housing Securities Inc. 94-2 ....................................           6.50        07/25/09        100,352        102,258
Independent National Mortgage Corp. 96-E ........................           6.93        05/25/26         44,817         44,749
Irwin Home Equity 97-2 ..........................................           6.77        01/15/14        424,428        434,015
Merrill Lynch Mortgage Investors, Inc. 94-A .....................           6.39 (c)    02/15/09         68,830         69,467
Merrill Lynch Mortgage Investors, Inc. 96-C2 ....................           6.69        11/21/28         96,207         96,702
Morgan Stanley Capital I 97-ALIC A1B ............................           6.44        11/15/02        213,427        216,042
Morgan Stanley Capital I 97-ALIC A2 .............................           5.99        03/15/05        290,746        294,571
Mortgage Capital Funding, Inc. 98-MC3 ...........................           6.00        11/18/31        342,322        342,222
New Century Home Equity Loan Trust 97-NC5 .......................           6.70 (c)    10/25/28        128,059        130,342
New Century Home Equity Loan Trust 97-NC6 .......................           7.01        05/25/26        165,000        169,371
Nomura Asset Securities Corp. 94-4B .............................           8.30        09/25/24         14,299         14,478
Norwest Asset Securities Corp. 97-10 ............................           7.00        08/25/27        480,458        483,503
Norwest Asset Securities Corp. 98-2 .............................           6.50        02/25/28        234,987        235,149
Norwest Asset Securities Corp. 99-22 ............................           6.50        09/25/14        357,445        362,782
PNC Mortgage Securities Corp. 98-6 ..............................           6.75 (c)    08/25/13        274,609        277,663
Prudential Home Mortgage Securities 93-9 ........................           7.05        03/25/08         33,548         33,480
Residential Accredit Loans, Inc. 95-QS1 .........................           7.50        09/25/26      1,000,000      1,018,592
Residential Accredit Loans, Inc. 98-QS1 .........................           7.00        01/25/28        408,125        409,871
Residential Asset Securities Corp. 99-KS1 .......................           6.11        05/25/25        475,000        481,241
Residential Asset Securitization Trust 98-A8 ....................           6.75        08/25/28        383,222        386,625
Residential Asset Securitization Trust 98-A12 ...................           6.80        11/25/28        500,000        505,765
Residential Funding Mortgage Securities I 99-S16 ................           6.75        01/25/13        462,261        462,839
Ryland Mortgage Securities Corp. 93-4 ...........................           7.50        08/25/24         33,592         33,725
Salomon Brothers Mortgage Securities 98-NC7 .....................           6.84        01/25/29        350,000        356,369
Salomon Brothers Mortgage Securities 97-LB2 .....................           6.82        12/25/27        149,018        152,074
Salomon Brothers Mortgage Securities 00-NL1 (b) .................           6.91        09/15/08      1,190,000      1,201,238
Southern Pacific Secured Assets Corp. 98-1 ......................           6.27        03/25/19         19,695         19,705
Structured Asset Securities Corp. 98-RF1 (b) ....................           8.66 (c)    04/15/27        485,110        510,121
Structured Mortgage Asset Residential Trust 92-10A ..............           7.50 (c)    11/25/08        284,914        292,886
Structured Mortgage Asset Residential Trust 93-5 ................          10.19 (c)    06/25/24         43,213         47,307
TMS Home Equity Trust 93-C ......................................           5.75        10/15/22         37,295         37,650
TMS Home Equity Trust 93-D ......................................           5.68        02/15/09         34,617         34,735
TMS Home Equity Trust 94-D ......................................           8.93        06/15/22        231,030        236,869
TMS Home Equity Trust 96-B A7 ...................................           7.55        02/15/20         88,432         88,947

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST     MATURITY        FACE
                                                                            RATE         DATE         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
TMS Home Equity Trust 96-B A10 ..................................           4.44% (c)   10/15/27    $   105,334    $   105,798
TMS Home Equity Trust 96-C ......................................           7.69        05/15/24        367,657        377,838
TMS Home Equity Trust 97-2 ......................................           6.64 (c)    09/20/03        675,000        682,553
TMS Home Equity Trust 97-A ......................................           7.24        05/15/27        232,245        239,591
TMS Home Equity Trust 97-C AF7 ..................................           6.95 (c)    01/15/39        350,000        351,639
TMS Home Equity Trust 97-C AH5 ..................................           6.59 (c)    02/15/15         63,791         63,811
UCFC Home Equity Loan 96-C1 .....................................           7.83        01/15/28        405,000        418,173
UCFC Home Equity Loan 98-A ......................................           6.49        04/15/24        484,000        493,355
UCFC Home Equity Loan 98-B ......................................           6.27        11/15/24        500,000        505,536
UCFC Home Equity Loan 98-C1 .....................................           5.96        05/15/20        400,000        403,389
UCFC Manufactured Housing Contract 97-3 .........................           6.36        02/15/11        527,189        529,133
UCFC Manufactured Housing Contract 98-2 A2 ......................           6.08        08/15/15        121,000        122,729
UCFC Manufactured Housing Contract 98-2 A3 ......................           6.16        08/15/19      1,000,000      1,007,233
Union Planters Mortgage Finance Corp. 98-1 ......................           6.35        01/25/28        188,550        188,410
Wells Fargo 00-1 ................................................           7.00        05/25/30        409,576        421,339
Zions Home Refinance Loan Trust 93-1 ............................           5.15        09/25/03          7,792          7,770
-------------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $36,239,897) .......................................................   36,821,615
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.6% OF PORTFOLIO)
Chattanooga Valley Corp. ........................................           0.00 (a)    07/01/01        204,000        204,000
Federal Farm Credit Bank ........................................           5.95        05/08/06        750,000        750,260
Federal Home Loan Bank ..........................................           6.81        09/27/04      1,000,000      1,029,046
Federal Home Loan Bank ..........................................           7.75        02/22/05        500,000        511,640
Federal Home Loan Bank ..........................................           6.07        03/22/07        459,340        458,155
Federal Home Loan Mortgage Corp. ................................           5.25        12/20/04      2,500,000      2,490,725
Federal Home Loan Mortgage Corp. ................................           6.00        03/14/06      1,000,000        996,250
Federal National Mortgage Assn ..................................           6.40        06/14/04        115,000        117,136
Federal National Mortgage Assn ..................................           7.30        08/27/04        500,000        502,621
Federal National Mortgage Assn ..................................           5.45        07/07/05      1,000,000        993,750
Government Export Trust 93-1 ....................................           6.00        03/15/05        218,750        221,469
Small Business Administration 92-10 .............................           7.15        09/01/02         22,300         22,883
U.S. Treasury Note ..............................................           5.88        11/30/01      1,750,000      1,765,199
U.S. Treasury Note ..............................................           6.00        07/31/02        500,000        510,781
-------------------------------------------------------------------------------------------------------------------------------
  Total U.S. Government and Agency Obligations (Cost $10,503,781) ...............................................   10,573,915
-------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (8.9% OF PORTFOLIO)
Household Financial Corp. .......................................           4.12        07/02/01      6,259,000      6,258,284
Merrill Lynch & Comp., Inc. .....................................           4.12        07/02/01      7,937,000      7,936,092
-------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $14,194,375) .................................................................   14,194,376
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

JUNE 30, 2001
(UNAUDITED)


                                                                          INTEREST
                                                                            RATE                                      VALUE
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT
State Street Bank & Trust SSgA Fund .............................           3.85% (d)                             $      5,281
-------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $5,281) ................................................................          5,281
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $157,590,125) - 100% ....................................................   $159,500,007
===============================================================================================================================


(a) Zero coupon security, purchased at a discount.
(b) 144A security.
(c) Variable coupon rate as of June 30, 2001.
(d) One day yield at June 30, 2001.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


EQUITY 500 INDEX PORTFOLIO

                                                              COST                 VALUE
----------------------------------------------------------------------------------------------
Common Stock - 98.3% .............................       $5,473,024,066       $6,086,087,925
Short-Term Instruments - 1.7% ....................          106,414,297          106,412,565
----------------------------------------------------------------------------------------------
      Total Investments in Securities - 100% .....        5,579,437,363        6,192,500,490
----------------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities .....................................          363,203
----------------------------------------------------------------------------------------------
      NET ASSETS - 100.0% .................................................   $6,192,863,693
----------------------------------------------------------------------------------------------
STOCK INDEX FUND TOTAL INVESTMENTS IN
SECURITIES (0.398% OF PORTFOLIO) .................       $   32,967,815       $   24,630,579
==============================================================================================


The Stock Index Fund's ownership interest in the Equity 500 Index Portfolio as of June 30, 2001, was 0.398%. Complete details relating to the investments of the Equity 500 Index Portfolio, along with the Portfolio's unaudited financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.8% OF PORTFOLIO)
BASIC INDUSTRIES - 7.2%
Chemicals
  Avery Dennison Corp. ....................................................................            162,600       $  8,300,730
Forest Products
  Pope & Talbot, Inc. .....................................................................             35,600            459,596
Packaging/Containers
  Bemis Co., Inc. .........................................................................            286,800         11,520,756
  Pactiv Corp. (a) ........................................................................            301,200          4,036,080
----------------------------------------------------------------------------------------------------------------------------------
      Total Basic Industries .....................................................................................     24,317,162
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS - 6.6%
Construction Supplies & Fixtures
  Hughes Supply, Inc. .....................................................................            256,800          6,073,320
Industrial Machinery
  Applied Industrial Technologies, Inc. ...................................................            228,625          4,332,444
  Flowserve Corp. (a) .....................................................................            170,000          5,227,500
  Parker-Hannifin Corp. ...................................................................            156,975          6,662,019
----------------------------------------------------------------------------------------------------------------------------------
      Total Capital Goods ........................................................................................     22,295,283
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 9.6%
Auto Parts
  Genuine Parts Co. .......................................................................            400,400         12,612,600
Household Appliances & Furnishings
  Maytag Corp. ............................................................................            271,400          7,941,164
Housewares
  Oneida Ltd. .............................................................................            366,700          7,455,011
Office Supplies
      Office Depot, Inc. (a) ..............................................................            430,000          4,463,400
----------------------------------------------------------------------------------------------------------------------------------
      Total Consumer Durable Goods ...............................................................................     32,472,175
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 23.0%
Drugs & Health Care
  Abbott Laboratories .....................................................................            197,000          9,457,970
  American Home Products Corp. ............................................................            148,000          8,649,120
  GlaxoSmithKline PLC .....................................................................             97,868          5,500,182
  Schering-Plough Corp. ...................................................................            100,000          3,624,000
Food Processing
  J.M. Smucker Co. ........................................................................            172,300          4,479,800
Photography
  Eastman Kodak Co. .......................................................................            194,500          9,079,260

VALUE FUND

JUNE 30, 2001
(UNAUDITED)


                                                                                                       SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Retail
  K Mart Corp. (a) ........................................................................            905,700       $ 10,388,379
  Longs Drug Stores Corp. .................................................................            314,700          6,781,785
  May Department Stores, Inc. .............................................................            336,250         11,519,924
  Ruddick Corp. ...........................................................................            478,100          8,103,795
----------------------------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods ...........................................................................     77,584,215
----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES - 5.1%
Restaurants
  Brinker International, Inc. (a) .........................................................            178,000          4,601,300
  Wendy's International, Inc. .............................................................            495,200         12,647,408
----------------------------------------------------------------------------------------------------------------------------------
      Total Consumer Services ....................................................................................     17,248,708
----------------------------------------------------------------------------------------------------------------------------------

ENERGY - 11.6%
International Oil
  BP Amoco PLC ............................................................................            183,352          9,140,097
  Chevron Corp. ...........................................................................             85,000          7,692,500
  Phillips Petroleum Co. ..................................................................            100,000          5,700,000
  USX-Marathon Group ......................................................................            140,000          4,131,400
Oil Well Services & Equipment
  Baker Hughes, Inc. ......................................................................             77,000          2,579,500
  Halliburton Co. .........................................................................            176,000          6,265,600
  Transocean Sedco Forex Inc. .............................................................             90,000          3,712,500
----------------------------------------------------------------------------------------------------------------------------------
      Total Energy ...............................................................................................     39,221,597
----------------------------------------------------------------------------------------------------------------------------------

FINANCE - 21.3%
Banks
  Bank of America Corp. ...................................................................            225,100         13,512,753
  Bank One Corp. ..........................................................................            194,180          6,951,644
  BB&T Corp. ..............................................................................            149,800          5,497,660
  J.P. Morgan, Chase & Co. ................................................................            192,600          8,589,960
  Citigroup, Inc. .........................................................................            210,100         11,101,684
  Commerce Bancshares, Inc. ...............................................................             91,452          3,374,579
Insurance
  Allstate Corp. ..........................................................................            322,000         14,164,780
  Chubb Corp. .............................................................................            111,000          8,594,730
----------------------------------------------------------------------------------------------------------------------------------
      Total Finance ..............................................................................................     71,787,790
----------------------------------------------------------------------------------------------------------------------------------

GENERAL BUSINESS - 3.7%
Commercial Printing
  R.R. Donnelley & Sons Co. ...............................................................            418,300         12,423,510
----------------------------------------------------------------------------------------------------------------------------------
      Total General Business .....................................................................................     12,423,510
----------------------------------------------------------------------------------------------------------------------------------

VALUE FUND

JUNE 30, 2001
(UNAUDITED)


                                                                                                      SHARES/
                                                                                                    FACE AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
TRANSPORTATION - 3.7%
Air Travel
  Southwest Airlines Co. ..................................................................            675,000       $ 12,480,750
----------------------------------------------------------------------------------------------------------------------------------
      Total Transportation .......................................................................................     12,480,750
----------------------------------------------------------------------------------------------------------------------------------

UTILITIES - 5.0%
Gas & Pipeline
  Questar Corp. ...........................................................................            339,900          8,415,924
Telephone
  BellSouth Corp. .........................................................................            207,000          8,335,890
----------------------------------------------------------------------------------------------------------------------------------
      Total Utilities ............................................................................................     16,751,814
----------------------------------------------------------------------------------------------------------------------------------
      Total Common Stock (Cost $229,963,615) .....................................................................    326,583,004
----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.3% OF PORTFOLIO)
K Mart Corp., 7.75% Convertible Preferred .................................................             25,200          1,184,400
----------------------------------------------------------------------------------------------------------------------------------
      Total Preferred Stocks (Cost $1,281,750) ...................................................................      1,184,400
----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (2.9% OF PORTFOLIO)
Merrill Lynch & Co., Inc., 4.12%, due 07/02/01 ............................................       $  9,621,000          9,619,899
----------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $9,619,899) ...................................................................      9,619,899
----------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund .....................................................          3.85% (b)              3,917
----------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $3,917) ...................................................................          3,917

      TOTAL INVESTMENTS IN SECURITIES (COST $240,869,181) - 100% .................................................   $337,391,220
==================================================================================================================================


(a) Non-income producing.
(b) One day yield at June 30, 2001.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

                                                           SHARES        VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (95.9% OF PORTFOLIO)
BASIC INDUSTRIES - 3.3%

Packaging/Containers
  Pactiv Corp. (a) ...............................         30,000      $ 402,000
----------------------------------------------------------------------------------
    Total Basic Industries ..........................................    402,000
----------------------------------------------------------------------------------


CAPITAL GOODS - 29.3%

Construction Supplies & Fixtures
  Hughes Supply, Inc. ............................         23,200        548,680

Industrial Machinery
  Applied Industrial Technologies, Inc. ..........         20,200        382,790
  Flowserve Corp. (a) ............................         12,500        384,375
  Manitowoc Co., Inc. ............................         14,000        413,000
  Regal-Beloit Corp. .............................         18,000        374,400

Manufacturing-Diverse
  Carlisle Companies, Inc. .......................         14,000        488,180
  CLARCOR, Inc. ..................................         20,100        539,685
  Standex International Corp. ....................         19,500        460,200
----------------------------------------------------------------------------------
    Total Capital Goods .............................................  3,591,310
----------------------------------------------------------------------------------


CONSUMER DURABLE GOODS - 6.6%

Auto Parts
  Cooper Tire & Rubber Co. .......................         25,800        366,360

Housewares
  Oneida Ltd. ....................................         21,700        441,161
----------------------------------------------------------------------------------
    Total Consumer Durable Goods ....................................    807,521
----------------------------------------------------------------------------------


CONSUMER NON-DURABLE GOODS - 22.6%

Cosmetics & Toiletries
  Alberto Culver Co. (Class A) ...................         15,000        531,000

Food Processing
  J.M. Smucker Co. ...............................         11,500        299,000

Retail
  Charming Shoppes, Inc. (a) .....................         62,000        372,000
  Claire's Stores, Inc. ..........................         29,000        561,440
  Longs Drug Stores, Corp. .......................         18,900        407,295
  Ruddick Corp. ..................................         35,400        600,030
----------------------------------------------------------------------------------
    Total Consumer Non-Durable Goods ................................  2,770,765
----------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES/
                                                       FACE AMOUNT        VALUE
----------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
CONSUMER SERVICES - 4.3%

Restaurants
  CBRL Group, Inc. ...............................         31,500     $  533,925
----------------------------------------------------------------------------------
    Total Consumer Services .........................................    533,925
----------------------------------------------------------------------------------

ENERGY - 2.8%

Oil Well Services & Equipment
  Helmerich & Payne, Inc. ........................         11,000        339,020
----------------------------------------------------------------------------------
    Total Energy ....................................................    339,020
----------------------------------------------------------------------------------

FINANCE - 11.2%

Banks
  UMB Financial Corp. ............................         11,330        487,190
  Valley National Bancorp ........................         19,425        550,699

Insurance
  Ohio Casualty Corp. (a) ........................         26,200        339,290
----------------------------------------------------------------------------------
    Total Finance ...................................................  1,377,179
----------------------------------------------------------------------------------

GENERAL BUSINESS - 12.8%

Business Services
  American Management Systems, Inc. (a) ..........         24,000        566,400

Networking Products
  Cable Design Technologies (a) ..................         38,500        622,159

Electronic Components
  Vishay Intertechnology, Inc. (a) ...............         10,000        230,000

Linen Supply
  Superior Uniform Group, Inc. ...................         15,700        152,133
----------------------------------------------------------------------------------
    Total General Business ..........................................  1,570,692
----------------------------------------------------------------------------------

UTILITIES - 3.0%

Gas & Pipeline
    Questar Corp. ..................................       14,700        363,972
----------------------------------------------------------------------------------
    Total Utilities .................................................    363,972
----------------------------------------------------------------------------------
    Total Common Stock (Cost $11,075,760) ........................... 11,756,384
----------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

JUNE 30, 2001
(UNAUDITED)

                                                            FACE AMOUNT      VALUE
-------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.1% OF PORTFOLIO)
Merrill Lynch & Co., Inc., 4.12%, due 07/02/01 ..........   $   502,000   $   501,943
-------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $501,943) .............................      501,943
-------------------------------------------------------------------------------------


MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund 3.85% (b) ........................        1,022
-------------------------------------------------------------------------------------
    Total Money Market Account (Cost $1,022) ...........................        1,022
-------------------------------------------------------------------------------------


TOTAL INVESTMENTS IN SECURITIES (COST $11,578,725) - 100% ..............  $12,259,349
=====================================================================================

(a) Non-income producing.
(b) One day yield at June 30, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


MSCI(R) EAFE(R) INDEX PORTFOLIO
                                                    COST             VALUE
-----------------------------------------------------------------------------
Common Stock - 92.0% .........................   $ 62,297,383    $ 54,186,163
Preferred Stock - 0.3% .......................        149,374         154,469
Warrants -- 0.0% .............................            916             407
Repurchase Agreements - 22.0% ................     12,931,000      12,931,000
Short-Term Instruments - 25.5% ...............     15,010,284      15,010,284
-----------------------------------------------------------------------------
    Total Investments in Securities - 139.8% .     90,388,957      82,282,323
-----------------------------------------------------------------------------
Other Liabilities In Excess of Assets - (39.8)                    (23,406,871)
-----------------------------------------------------------------------------
    NET ASSETS - 100.0% ......................                   $ 58,875,452
=============================================================================
INTERNATIONAL STOCK INDEX FUND
TOTAL INVESTMENTS
IN SECURITIES  (0.314% OF PORTFOLIO) .........   $    202,989    $    185,023
=============================================================================

The International Stock Index Fund's ownership interest in the MSCI(R) EAFE(R) Index Portfolio as of June 30, 2001, was 0.314%. Complete details relating to the investments of the MSCI(R) EAFE(R) Index Portfolio, along with the Portfolio's financial statements, can be found in Appendix B and should be considered an integral part of these financial statements.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ - 100 INDEX TRACKING STOCK(SM) FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                         SHARES                VALUE
----------------------------------------------------------------------------------------
COMMINGLED FUND (93.0% OF PORTFOLIO)
Nasdaq-100 Index Tracking Stock(SM)....................  24,375              $1,113,938
----------------------------------------------------------------------------------------
    Total Commingled Fund (Cost $1,097,961) ..............................    1,113,938
----------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT (7.0% OF PORTFOLIO)
State Street Bank and Trust SSgA Fund, 3.85% (b) .........................       84,069
----------------------------------------------------------------------------------------
    Total Money Market Account (Cost $84,069) ............................       84,069
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,182,030) - 100% .................   $1,198,007
========================================================================================

Complete details relating to the investments of the Nasdaq-100 Index Tracking Stock can be found in Appendix C and should be considered an integral part of these financial statements.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2001
(UNAUDITED)

                                                                                                  SHORT-TERM
                                                                                  DAILY INCOME    GOVERNMENT        SHORT-TERM
                                                                                      FUND      SECURITIES FUND      BOND FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $67,834,836; $30,095,881;
   $157,590,125; $32,967,815; $240,869,181; $11,578,725;
   $202,989; $1,182,030) .....................................................   $  67,834,836   $  30,381,194   $ 159,500,007
Cash .........................................................................              --              --         (12,288)
Receivables
   Investment securities sold ................................................              --              --              --
   Dividends and interest ....................................................         324,990         288,715       1,655,535
   Capital shares sold .......................................................          12,457             599          26,988
   Due from RE Advisers .......................................................              --              --              --
Prepaid expenses .............................................................          14,799          11,767          22,863
------------------------------------------------------------------------------------------------------------------------------
Total assets .................................................................      68,187,082      30,682,275     161,193,105
------------------------------------------------------------------------------------------------------------------------------


LIABILITIES
Payables
   Investment securities purchased ...........................................         310,642              --       1,596,233
   Accrued expenses ..........................................................          45,329          26,857          73,810
   Due to RE Advisers ........................................................          30,186           7,092          75,044
   Capital shares redeemed ...................................................          40,757         506,287          30,116
   Dividends .................................................................           7,386           5,474          40,294
------------------------------------------------------------------------------------------------------------------------------
Total liabilities ............................................................         434,300         545,710       1,815,497
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................   $  67,752,782   $  30,136,565   $ 159,377,608
==============================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ........................   $          --   $     285,313   $   1,909,882
Undistributed net income (loss) ..............................................              --              --              --
Undistributed net realized gain (loss) from investments
   and futures transactions ..................................................              --           9,374        (250,839)
Paid-in-capital applicable to outstanding shares of 67,752,782 of Daily
   Income Fund, 5,881,057 of Short-Term Government Securities Fund, 30,464,156
   of Short-Term Bond Fund, 2,700,356 of Stock Index Fund, 12,731,506 of Value
   Fund, 1,197,738 of Small Company Stock Fund, 21,350 of International Stock
   Index Fund and 171,302 of NASDAQ-100 Index Tracking(SM) Fund ..............      67,752,782      29,841,878     157,718,565
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................................   $  67,752,782   $  30,136,565   $ 159,377,608
===============================================================================================================================
NET ASSET VALUE PER SHARE ....................................................   $        1.00   $        5.12   $        5.23
===============================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2001
(UNAUDITED)


                                                                       SMALL                  INTERNATIONAL             NASDAQ-100
      STOCK INDEX                        VALUE                        COMPANY                  STOCK INDEX            INDEX TRACKING
          FUND                            FUND                       STOCK FUND                    FUND               STOCK(SM) FUND
------------------------------------------------------------------------------------------------------------------------------------



       $ 24,630,579                  $  337,391,220                $   12,259,349              $  185,023           $    1,198,006
                 --                              --                            --                      --                   10,650

                 --                              --                       217,911                      --                       --
                 --                         467,696                        15,850                      --                      239
              6,354                         523,529                         1,331                      --                       10
                 --                              --                            --                   3,066                    2,718
              9,107                          37,524                        10,507                   1,067                    1,091
-----------------------------------------------------------------------------------------------------------------------------------
         24,646,040                     338,419,969                    12,504,948                 189,156                1,212,714
-----------------------------------------------------------------------------------------------------------------------------------





                 --                              --                       155,080                      --                   74,290
              7,045                         115,552                        26,293                   7,343                    8,933
              7,229                         191,316                         4,306                      --                       --
              6,234                          55,737                            --                      --                       --
                 --                          35,085                            --                      --                       --
-----------------------------------------------------------------------------------------------------------------------------------
             20,508                         397,690                       185,679                   7,343                   83,223
-----------------------------------------------------------------------------------------------------------------------------------
       $ 24,625,532                 $   338,022,279                $   12,319,269              $  181,813                1,129,491
===================================================================================================================================


       $ (8,337,236)                $    96,522,039                $      680,624              $  (17,966)          $       15,976
                 --                              --                        22,729                     492                   (2,717)

           (307,961)                     15,400,782                        65,677                  (1,853)                 (51,598)

         33,270,729                     226,099,458                    11,550,239                 201,140                1,167,830
-----------------------------------------------------------------------------------------------------------------------------------
       $ 24,625,532                 $   338,022,279                $   12,319,269              $  181,813                1,129,491
===================================================================================================================================
       $       9.12                 $         26.62                $        10.29              $     8.52           $         6.59
===================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)


                                                                                 SHORT-TERM
                                                       DAILY INCOME              GOVERNMENT    SHORT-TERM
                                                           FUND               SECURITIES FUND   BOND FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................   $ 1,736,978            $   843,166    $ 4,865,648
   Dividends ........................................            --                     --             --
---------------------------------------------------------------------------------------------------------
Total income ........................................     1,736,978                843,166      4,865,648
---------------------------------------------------------------------------------------------------------

Expenses
   Management fees ..................................       165,257                 65,752        456,616
   Shareholder servicing ............................        52,321                 24,945         62,702
   Custodian and accounting fees ....................        27,076                 24,030         56,278
   Registration expense .............................        13,787                 12,189         17,508
   Communication ....................................         9,345                  4,128         12,644
   Legal and audit fees .............................         6,071                  2,742         14,071
   Directors fees ...................................         2,131                    944          4,927
   Insurance ........................................         2,328                  1,018          5,307
   Printing .........................................         4,698                  2,138         10,676
   Other expenses ...................................           355                    151            590
   Administration fees ..............................            --                     --             --
---------------------------------------------------------------------------------------------------------
Total expenses ......................................       283,369                138,037        641,319
---------------------------------------------------------------------------------------------------------

Less fees waived and expenses
   reimbursed by RE Advisers ........................       (19,146)               (28,605)       (70,845)
---------------------------------------------------------------------------------------------------------
Net expenses ........................................       264,223                109,432        570,474
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ........................     1,472,755                733,734      4,295,174
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .............            --                  9,374         64,402
Net change in unrealized appreciation (depreciation)             --                209,321      1,433,338
---------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS ......................            --                218,695      1,497,740
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $ 1,472,755            $   952,429    $ 5,792,914
=========================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)


                                                              SMALL             INTERNATIONAL       NASDAQ-100
                      STOCK INDEX          VALUE             COMPANY             STOCK INDEX      INDEX TRACKING
                          FUND              FUND            STOCK FUND              FUND          STOCK(SM) FUND
----------------------------------------------------------------------------------------------------------------



                   $         --        $    169,370        $     16,972        $         --        $      1,501
                        159,917           3,432,825              89,996               1,361                  --
---------------------------------------------------------------------------------------------------------------
                        159,917           3,602,195             106,968               1,361               1,501
---------------------------------------------------------------------------------------------------------------



                          6,190             977,509              47,753                  20                 720
                         39,662             249,597              29,573               6,238               7,539
                            652              50,863              18,438              10,843              12,427
                          9,426              28,287               9,287                 248                 256
                          8,990              70,417               6,107                 337                 442
                          2,181              38,638               1,065                  13                  78
                            756              13,514                 367                   5                  20
                            926              14,731                 362                  --                  --
                          1,949              29,043                 963                  91                 218
                            221               2,602                 187                   4                   7
                         31,157                  --                  --                 140                  --
---------------------------------------------------------------------------------------------------------------
                        102,110           1,475,201             114,102              17,939              21,707
---------------------------------------------------------------------------------------------------------------


                             --                  --             (29,863)            (17,070)            (17,489)
---------------------------------------------------------------------------------------------------------------
                        102,110           1,475,201              84,239                 869               4,218
---------------------------------------------------------------------------------------------------------------
                         57,807           2,126,994              22,729                 492              (2,717)
---------------------------------------------------------------------------------------------------------------

                        885,076          15,700,183             217,122              (1,853)            (51,598)
                     (2,794,429)         (1,824,403)            666,284             (17,966)             15,976
---------------------------------------------------------------------------------------------------------------
                      1,909,353)         13,875,780             883,406             (19,819)            (35,622)
---------------------------------------------------------------------------------------------------------------
                   $ (1,851,546)       $ 16,002,774        $    906,135        $    (19,327)       $    (38,339)
===============================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS





                                                                              SHORT-TERM
                                                                              GOVERNMENT                          SHORT-TERM
                                        DAILY INCOME FUND                   SECURITIES FUND                        BOND FUND
====================================================================================================================================
                                    Six Months                        Six Months                        Six Months
                                       Ended        Year Ended          Ended         Year Ended          Ended         Year Ended
                                  June 30, 2001     December 31,    June 30, 2001     December 31,    June 30, 2001     December 31,
                                   (Unaudited)          2000         (Unaudited)          2000          (Unaudited)         2000
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ............ $   1,472,755    $   3,776,781    $     733,734  $   1,553,953    $   4,295,174    $   8,923,502
Net realized gain (loss)
   on investments ................            --               --            9,374          1,447           64,402         (315,241)
Net change in unrealized
   appreciation (depreciation) ...            --               --          209,321        485,843        1,433,338        2,750,351
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
   assets from operations ........     1,472,755        3,776,781          952,429      2,041,243        5,792,914       11,358,612
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income ............    (1,472,755)      (3,776,781)        (733,734)    (1,553,953)      (4,295,174)      (8,923,502)
Net realized gain
   on investments ................            --               --               --         (1,447)              --               --
-----------------------------------------------------------------------------------------------------------------------------------

Total distributions
   to shareholders ...............    (1,472,755)      (3,776,781)        (733,734)    (1,555,400)      (4,295,174)      (8,923,502)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS, NET ..     4,051,506          (32,710)       1,804,944     (6,832,412)       9,752,146      (26,001,034)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .................     4,051,506          (32,710)       2,023,639     (6,346,569)      11,249,886      (23,565,924)


NET ASSETS
Beginning of year ................    63,701,276       63,733,986       28,112,926     34,459,495      148,127,722      171,693,646
-----------------------------------------------------------------------------------------------------------------------------------

END OF PERIOD .................... $  67,752,782    $  63,701,276    $  30,136,565  $  28,112,926    $ 159,377,608    $ 148,127,722
====================================================================================================================================






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                   INTERNATIONAL      NASDAQ-100
             STOCK INDEX                                                     SMALL COMPANY          STOCK INDEX     INDEX TRACKING
                 FUND                           VALUE FUND                     STOCK FUND               FUND        STOCK(SM) FUND
===================================================================================================================================
   Six Months                         Six Months                        Six Months                     Period          Period
      Ended          Year Ended         Ended            Year Ended       Ended        Year Ended      Ended           Ended
  June 30, 2001     December 31,    June 30, 2001       December 31,  June 30, 2001   December 31,  June 30, 2001  June 30, 2001
   (Unaudited)          2000         (Unaudited)            2000       (Unaudited)       2000        (Unaudited)*   (Unaudited)*
-----------------------------------------------------------------------------------------------------------------------------------

$        57,807   $      154,045  $     2,126,994   $     5,360,042  $     22,729   $      84,071    $      492      $  (2,717)

        885,076        3,436,300       15,700,183         (299,401)       217,122       (151,446)       (1,853)        (51,598)

    (2,794,429)      (5,904,664)      (1,824,403)        20,888,731       666,284       1,412,895      (17,966)          15,976
-----------------------------------------------------------------------------------------------------------------------------------


    (1,851,546)      (2,314,319)       16,002,774        25,949,372       906,135       1,345,520      (19,327)        (38,339)
-----------------------------------------------------------------------------------------------------------------------------------

       (57,807)        (154,045)      (2,126,994)       (5,360,042)            --        (84,071)            --              --

             --          (3,444)               --                --            --              --            --              --
-----------------------------------------------------------------------------------------------------------------------------------


       (57,807)        (157,489)      (2,126,994)       (5,360,042)            --        (84,071)            --              --
-----------------------------------------------------------------------------------------------------------------------------------

        320,997       20,374,235     (12,626,141)      (90,118,785)       780,087     (1,265,494)       201,140       1,167,830
-----------------------------------------------------------------------------------------------------------------------------------

    (1,588,356)       17,902,427        1,249,639      (69,529,455)     1,686,222         (4,045)       181,894       1,129,491


     26,213,888        8,311,461      336,772,640       406,302,095    10,633,047      10,637,092            --              --
-----------------------------------------------------------------------------------------------------------------------------------


$    24,625,532   $   26,213,888  $   338,022,279   $   336,772,640  $ 12,319,269   $  10,633,047    $  181,813      $1,129,491
===================================================================================================================================


* For the period beginning January 22, 2001 (inception date) to June 30, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                      SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                 ENDED JUNE 30, 2001 ------------------------------------------------------------
                                                     (UNAUDITED)       2000        1999        1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................     $1.00          $1.00       $1.00       $1.00       $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ......................      0.02           0.06        0.04        0.05        0.05         0.05
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations ...............      0.02           0.06        0.04        0.05        0.05         0.05
---------------------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ..........................     (0.02)         (0.06)      (0.04)      (0.05)      (0.05)       (0.05)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions ............................     (0.02)         (0.06)      (0.04)      (0.05)      (0.05)       (0.05)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $1.00          $1.00       $1.00       $1.00       $1.00        $1.00
=================================================================================================================================
TOTAL RETURN .......................................      2.24% (b)      5.76%       4.56%       4.91%       4.92%        4.81%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..............   $67,753        $63,701     $63,734     $58,577     $53,033      $57,871
Ratio of gross expenses before voluntary expense
    limitation to average net assets ...............      0.86% (c)      0.86%       0.84%       0.87%       0.83%        0.81%
Ratio of net investment income to
    average net assets (a) .........................      4.46% (c)      5.62%       4.47%       4.80%       4.80%        4.71%
Ratio of expenses to average net assets (a) ........      0.80% (c)      0.80%       0.80%       0.80%       0.80%        0.76%



-----------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                      ENDED                          YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001   --------------------------------------------------------------
                                                   (UNAUDITED)       2000       1999         1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............    $    5.08     $    5.00    $   5.09    $    5.07    $    5.05    $  5.09
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ..................         0.13          0.26        0.23         0.25         0.26       0.26
    Net realized and unrealized gain (loss)
        on investments .........................         0.04          0.08       (0.09)        0.02         0.02      (0.04)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations ...........         0.17          0.34        0.14         0.27         0.28       0.22
--------------------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ......................        (0.13)        (0.26)      (0.23)       (0.25)       (0.26)     (0.26)
--------------------------------------------------------------------------------------------------------------------------------

    Total distributions ........................        (0.13)        (0.26)      (0.23)       (0.25)       (0.26)     (0.26)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................    $    5.12     $    5.08    $   5.00    $    5.09    $    5.07    $  5.05
================================================================================================================================
TOTAL RETURN ...................................         3.33% (b)     7.04%       2.88%        5.51%        5.73%      4.46% (b)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........    $  30,137     $  28,113    $ 34,459    $  23,930    $  16,187    $ 7,692
Ratio of gross expenses before voluntary expense
    limitation to average net assets ...........         0.94% (c)     0.88%       0.86%        1.03%        1.27%      2.30% (c)
Ratio of net investment income to
    average net assets (a) .....................         5.02% (c)     5.21%       4.63%        5.00%        5.19%      5.16% (c)
Ratio of expenses to average net assets (a) ....         0.75% (c)     0.75%       0.75%        0.75%        0.75%      0.75% (c)
Portfolio turnover rate ........................           45% (c)       18%          9%          57%          12%        21% (c)


--------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                ENDED JUNE 30, 2001 ---------------------------------------------------------------
                                                    (UNAUDITED)       2000             1999        1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $     5.18       $     5.09    $     5.21    $    5.18    $    5.15    $   5.19
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ..................         0.15             0.30          0.28         0.29         0.30        0.29
    Net realized and unrealized gain (loss)
        on investments .........................         0.05             0.09         (0.12)        0.03         0.03       (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations ...........         0.20             0.39          0.16         0.32         0.33        0.25
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ......................        (0.15)           (0.30)        (0.28)       (0.29)       (0.30)      (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions ........................        (0.13)           (0.26)        (0.23)       (0.25)       (0.26)      (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................   $     5.23       $     5.18    $     5.09    $    5.21    $    5.18    $   5.15
===================================================================================================================================
TOTAL RETURN ...................................         3.82% (b)        7.84%         3.21%        6.40%        6.62%       5.16%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........   $  159,378       $  148,128    $  171,694    $ 146,350    $ 108,898    $ 81,470
Ratio of gross expenses before voluntary expense
    limitation to average net assets ...........         0.84% (c)        0.87%         0.83%        0.84%        0.87%       0.76%
Ratio of net investment income to
    average net assets (a) .....................         5.64% (c)        5.81%         5.48%        5.53%        5.75%       5.72%
Ratio of expenses to average net assets (a) ....         0.75% (c)        0.75%         0.75%        0.75%        0.75%       0.75%
Portfolio turnover rate ........................           68% (c)          22%           37%          62%          55%         49%


--------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD







                                                                                          OCTOBER 28, 1999
                                                      SIX MONTHS           YEAR ENDED     (INCEPTION DATE)
                                                  ENDED JUNE 30, 2001     DECEMBER 31,     TO DECEMBER 31,
                                                      (UNAUDITED)            2000              1999
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $        9.84       $       10.96       $      10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ..................            0.02                0.06               0.01
    Net realized and unrealized gain (loss)
        on investments .........................           (0.72)              (1.12)              0.96
-------------------------------------------------------------------------------------------------------------
    Total from investment operations ...........           (0.70)              (1.06)              0.97
-------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ......................           (0.02)              (0.06)             (0.01)
    Net realized gain ..........................              --                  --                 --
-------------------------------------------------------------------------------------------------------------
    Total distributions ........................           (0.02)              (0.06)             (0.01)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................   $        9.12       $        9.84       $      10.96
=============================================================================================================
TOTAL RETURN ...................................           (7.09)% (b)         (9.68)%(b)          9.65% (b)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........   $      24,626       $      26,214       $      8,311
Ratio of gross expenses before voluntary expense
    limitation to average net assets ...........             N/A                 N/A                N/A
Ratio of net investment income to
    average net assets (a) .....................            0.47%  (c)          0.65% (c)          0.54% (c)
Ratio of expenses to average net assets (a) ....            0.82%  (c)          0.59% (c)          0.72% (c)
Portfolio turnover rate ........................             N/A                 N/A                N/A



------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                  SIX MONTHS                             YEAR ENDED DECEMBER 31,
                                            ENDED JUNE 30, 2001   -----------------------------------------------------------------
                                                 (UNAUDITED)       2000             1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $  25.38       $   23.53     $    26.50    $   25.50   $    20.99     $   18.44
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ..................       0.17            0.39           0.41         0.40         0.37          0.39
    Net realized and unrealized gain (loss)
        on investments .........................       1.24            1.85          (1.23)        1.72         5.22          2.91
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations ...........       1.25            2.24          (0.82)        2.12         5.59          3.30
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ......................      (0.17)          (0.39)         (0.41)       (0.40)       (0.37)        (0.39)
    Net realized gain ..........................      --              --             (1.74)       (0.72)       (0.71)        (0.36)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions ........................      (0.17)          (0.39)         (2.15)       (1.12)       (1.08)        (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................   $  26.62       $   25.38     $    23.53    $   26.50   $    25.50     $   20.99
===================================================================================================================================
TOTAL RETURN ...................................       4.92% (b)       9.64%         (3.21)%       8.31%       26.70%        17.94%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........   $338,022       $ 336,773     $  406,302    $ 449,002   $  378,621     $ 238,550
Ratio of gross expenses before voluntary expense
    limitation to average net assets ...........       N/A              N/A            N/A         N/A          N/A           N/A
Ratio of net investment income to
    average net assets (a) .....................       1.28% (c)       1.58%          1.47%        1.52%        1.59%         2.08%
Ratio of expenses to average net assets (a) ....       0.89% (c)       0.85%          0.74%        0.72%        0.79%         0.73%
Portfolio turnover rate ........................         19% (c)         18%            17%          10%           6%            5%



-----------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                                                                  MARCH 4, 1998
                                                   SIX MONTHS        YEAR ENDED DECEMBER 31,    (INCEPTION DATE)
                                               ENDED JUNE 30, 2001   -----------------------     TO DECEMBER 31,
                                                   (UNAUDITED)         2000           1999            1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............   $     9.51       $     8.32     $     8.85     $   10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ..................         0.02             0.08           0.05          0.05
    Net realized and unrealized gain (loss)
        on investments .........................         0.76             1.19          (0.10)        (1.15)
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations ...........         0.78             1.27          (0.05)        (1.10)
-------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ......................        --               (0.08)         (0.05)        (0.05)
    Net realized gain ..........................        --               --             (0.43)        --
------------------------------------------------------------------------------------------------------------------
    Total distributions ........................        --               (0.08)         (0.48)        (0.05)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................   $    10.29       $     9.51     $     8.32     $    8.85
==================================================================================================================
TOTAL RETURN ...................................         8.20% (b)       15.21%         (0.55)%      (11.02)% (b)
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........   $   12,319       $   10,633     $   10,637     $   7,562
Ratio of gross expenses before voluntary expense
    limitation to average net assets ...........         2.03% (c)        2.04%          2.02%         3.11% (c)
Ratio of net investment income to
    average net assets (a) .....................         0.40% (c)        0.87%          0.65%         1.04% (c)
Ratio of expenses to average net assets (a) ....         1.50% (c)        1.50%          1.50%         1.50% (c)
Portfolio turnover rate ........................           29% (c)         11%            23%            20% (c)



-----------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD





                                                                                                 JANUARY 22, 2001
                                                                                                 (INCEPTION DATE)
                                                                                                 TO JUNE 30, 2001
                                                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..........................................................    $    10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a) ...............................................................          0.03
    Net realized and unrealized gain (loss)
        on investments ......................................................................         (1.51)
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations ........................................................         (1.48)
-------------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income ...................................................................         --
    Net realized gain .......................................................................         --
-------------------------------------------------------------------------------------------------------------------------
    Total distributions .....................................................................         --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............................................................    $     8.52
=========================================================================================================================
TOTAL RETURN ................................................................................        (14.80)% (b)
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .......................................................    $      182
Ratio of gross expenses before voluntary expense
    limitation to average net assets ........................................................         33.69% (c)
Ratio of net investment income to
    average net assets (a) ..................................................................          1.08% (c)
Ratio of expenses to average net assets (a) .................................................          1.50% (c)
Portfolio turnover rate .....................................................................           N/A








-----------------------
(a) Excludes excess administrative fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                                    JANUARY 22, 2001
                                                                                                    (INCEPTION DATE)
                                                                                                    TO JUNE 30, 2001
                                                                                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............................................................    $      10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a)....................................................................           (0.01)
    Net realized and unrealized gain (loss)
        on investments...........................................................................           (3.40)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations.............................................................           (3.41)
------------------------------------------------------------------------------------------------------------------------------
Distributions
    Net investment income........................................................................              --
    Net realized gain............................................................................              --
------------------------------------------------------------------------------------------------------------------------------
    Total distributions..........................................................................              --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................................................................    $       6.59
==============================================================================================================================
TOTAL RETURN.....................................................................................          (34.10)% (b)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)............................................................    $      1,129
Ratio of gross expenses before voluntary expense
    limitation to average net assets.............................................................               8 %
Ratio of net investment income to
    average net assets (a).......................................................................           (0.96)% (c)
Ratio of expenses to average net assets (a)......................................................            1.50 % (c)
Portfolio turnover rate..........................................................................             413 % (c)





----------------------------
(a) Excludes excess administrative fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) Aggregate total return for the period.

(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                                 1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Funds) currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock Fund(SM).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio, which is registered under the Act as an open-end management investment company managed by Deutsche Asset Management, Inc. and is designed to replicate the returns of the S&P 500 Index. At June 30, 2001, the Stock Index Fund's investment was 0.398% of the Equity 500 Index Portfolio. The financial statements of this Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

The International Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio, which is registered under the Act as an open-end management investment company managed by SSgA Funds Management, a subsidiary of State Street Bank. The MSCI(R) EAFE(R) Portfolio is designed to replicate the returns of the Morgan Stanley Capital International Europe, Australasia, Far East Index. At June 30, 2001 the International Stock Index Fund's investment was 0.314% of the MSCI(R) EAFE(R) Portfolio. The financial statements of the MSCI(R) EAFE(R) Index Portfolio are contained in Appendix B of this report and should be read in conjunction with the International Stock Index Fund's financial statements.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2001 all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a separate unmanaged investment company. The Schedule of Investments of the Nasdaq-100 Index Tracking Stock(SM) Fund is contained in Appendix C of this report and should be read in conjunction with the Nasdaq-100 Index Tracking Stock(SM) Fund's financial statements.

                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the Nasdaq system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Stock Index Fund are declared and paid quarterly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Small Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The financial statements reflect all adjustments, which are of a normal recurring nature, and which, in the opinion of management, are necessary to a fair statement of results for the period ended June 30, 2001. Dividend income is recorded on the ex-dividend date. Interest

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

Effective January 1, 2001 the Homestead Funds adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds began recording as an adjustment to interest income all paydown gains and losses on mortgage-backed and asset-backed securities. Prior to this date, those gains and losses were included in net realized gains and losses in the Homestead Funds' financial statements.

                             3. FEDERAL INCOME TAXES

The Homestead Funds comply with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and distribute all of their taxable income to their shareholders. Therefore, no provision for federal income or excise tax is required.

At June 30, 2001, the aggregate costs of investments for the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small Company Stock Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund for federal income tax is the same as for financial reporting purposes.

At June 30, 2001, the Short Term Bond Fund, Stock Index Fund, Value Fund, and Small Company Stock Fund have capital loss carryforwards of $315,241, $1,198,239, $299,401 and $151,446, respectively, which expire on December 31, 2008.

At June 30, 2001, net unrealized appreciation (depreciation) consisted of the following:

                                                              Net
                          Gross             Gross          Unrealized
                       Unrealized        Unrealized       Appreciation
                      Appreciation      Depreciation     (Depreciation)
                      ------------      ------------     --------------
Short-Term
   Government
   Securities Fund    $    309,677      $    24,364      $    285,313
Short-Term
   Bond Fund          $  2,065,269      $   155,387      $  1,909,882
Value Fund            $101,448,221      $ 4,926,182      $ 96,522,039
Small Company
   Stock Fund         $  1,348,592      $   667,968      $    680,624

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the six months ended June 30, 2001, were as follows:

                                          Proceeds
                        Purchases        from Sales
                        ---------        ----------
Short-Term
   Government
   Securities Fund    $   3,852,098      $ 2,662,149
Short-Term
   Bond Fund          $  37,548,254      $23,163,358
Value Fund            $  31,000,922      $46,828,440
Small Company
   Stock Fund         $   2,403,160      $ 1,565,888

Purchases and proceeds from sales of long-term U.S. Government securities, for the six months ended June 30, 2001, were as follows:

                                          Proceeds
                        Purchases        from Sales
                        ---------        ----------
Short-Term
   Government
   Securities Fund    $   1,331,856      $ 2,416,168
Short-Term
   Bond Fund          $   9,707,027      $12,978,795

                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund, .45% of average daily net assets for the Short-Term Government Securities Fund, .60% of average daily net assets for the Short-Term Bond Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

With respect to the Stock Index Fund, an Administrative Services Agreement with the manager has been contracted. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund, the Manager and Bankers Trust, Bankers Trust receives a fee of 0.055% of the Stock Index Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

With respect to the International Stock Index Fund, an Administrative Services Agreement with the manager has been contracted. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the International Stock Index Fund, SSgA Funds Management receives a fee of 0.15% of the International Stock Index Fund's average daily net assets.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Short-Term Bond Fund, .75% of the average daily net assets of the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended June 30, 2001, amounted to $19,146 for the Daily Income Fund, $28,605 for the Short-Term Government Securities Fund, $70,845 for the Short-Term Bond Fund, $29,863 for the Small Company Stock Fund, $17,151 for the International Stock Index Fund, and $17,489 for the Nasdaq-100 Index Tracking Stock(SM) Fund.

At June 30, 2001, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 28% of the International Stock Index Fund shares outstanding, 5% of the Small Company Stock Fund shares outstanding, 3% of the Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund shares outstanding, 2% of the Daily Income Fund shares outstanding, and less than 1% of the Short-Term Bond Fund, Short-Term Government Securities Fund, and Value Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                         6. CAPITAL SHARE TRANSACTIONS

As of June 30, 2001, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securites Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Stock Index Fund and the NASDAQ-100 Index Tracking Stock(SM) Fund. Tranactions in capital shares were as follows:

                                                               SHARES ISSUED        TOTAL              TOTAL            NET
                                                   SHARES     IN REINVESTMENT      SHARES             SHARES         INCREASE
                                                    SOLD       OF DIVIDENDS        ISSUED            REDEEMED       (DECREASE)
                                                    ----       ------------        ------            --------       ----------
SIX MONTHS ENDED JUNE 30, 2001
In Dollars
   Daily Income Fund .........................  $23,178,880     $1,397,916      $24,576,796       ($20,525,290)      $4,051,506
   Short-Term Government Securities Fund .....   $4,655,173       $698,303       $5,353,476        ($3,548,532)      $1,804,944
   Short-Term Bond Fund ......................  $19,575,780     $4,038,783      $23,614,563       ($13,862,417)      $9,752,146
   Stock Index Fund ..........................   $5,730,352        $58,159       $5,788,511        ($5,467,514)        $320,997
   Value Fund ................................  $16,971,287           $681      $16,971,968       ($31,691,847)    ($14,719,879)
   Small Company Stock Fund ..................   $1,914,063           $544       $1,914,607        ($1,134,520)        $780,087
   International Stock Index Fund * ..........     $220,696              -         $220,696           ($19,556)        $201,140
   NASDAQ-100 Index Tracking Stock(SM) Fund * .. $2,568,740              -       $2,568,740        ($1,400,910)      $1,167,830

In Shares
   Daily Income Fund .........................   23,178,880      1,397,916       24,576,796        (20,525,290)       4,051,506
   Short-Term Government Securities Fund .....      908,417        136,344        1,044,761           (692,606)         352,155
   Short-Term Bond Fund ......................    3,744,662        772,512        4,517,174         (2,653,046)       1,864,128
   Stock Index Fund ..........................      610,169          6,541          616,710           (579,706)          37,004
   Value Fund ................................      656,065             29          656,094         (1,231,114)        (575,020)
   Small Company Stock Fund ..................      197,209             57          197,266           (117,147)          80,119
   International Stock Index Fund * ..........       23,593              -           23,593             (2,243)          21,350
   NASDAQ-100 Index Tracking Stock(SM) Fund * ..    374,919              -          374,919           (203,617)         171,302


YEAR ENDED DECEMBER 31, 2000
In Dollars
   Daily Income Fund .........................  $54,716,857     $3,551,564      $58,268,421       ($58,301,131)        ($32,710)
   Short-Term Government Securities Fund .....   $5,592,882     $1,460,078       $7,052,960       ($13,885,372)     ($6,832,412)
   Short-Term Bond Fund ......................  $24,432,751     $8,306,594      $32,739,345       ($58,740,379)    ($26,001,034)
   Stock Index Fund ..........................  $31,204,797       $155,189      $31,359,986       ($10,985,751)    ($20,374,235)
   Value Fund ................................  $50,959,692     $5,257,329      $56,217,021      ($146,335,806)    ($90,118,785)
   Small Company Stock Fund ..................   $2,827,466        $82,478       $2,909,944        ($4,175,438)     ($1,265,494)

In Shares
   Daily Income Fund .........................   54,716,857      3,551,564       58,268,421        (58,301,131)         (32,710)
   Short-Term Government Securities Fund .....    1,119,565        291,323        1,410,888         (2,778,263)      (1,367,375)
   Short-Term Bond Fund ......................    4,795,391      1,627,436        6,422,827        (11,535,293)      (5,112,466)
   Stock Index Fund ..........................    2,922,437         14,646        2,937,083         (1,032,273)       1,904,810
   Value Fund ................................    2,224,583        224,253        2,448,836         (6,447,584)      (3,998,748)
   Small Company Stock Fund ..................      351,152          8,673          359,825           (520,263)        (160,438)

----------------

* For the period beginning January 22, 2001 (inception date) to June 30, 2001.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX A

EQUITY 500 INDEX PORTFOLIO

                               TABLE OF CONTENTS

                    II.  Schedule of Portfolio Investments

                    XV.  Statement of Assets and Liabilities

                   XVI.  Statement of Operations

                  XVII.  Statements of Changes in Net Assets

                 XVIII.  Financial Highlights

                   XIX.  Notes to Financial Statements

                                                                               I

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
INVESTMENTS IN UNAFFILIATED ISSUERS
COMMON STOCKS - 98.28%
Abbott Laboratories ............................................      854,506                $  41,024,833
ADC Telecommunications, Inc. (a) ...............................      416,306                    2,747,620
Adobe Systems, Inc. ............................................      130,527                    6,134,769
Adolph Coors Co. - Class B .....................................       18,460                      926,323
Advanced Micro Devices, Inc. (a) ...............................      187,953                    5,428,083
AES Corp. (a) ..................................................      299,921                   12,911,599
Aetna, Inc. New (a) ............................................       84,760                    2,192,741
Aflac, Inc. ....................................................      297,124                    9,356,435
Agilent Technologies (a) .......................................      255,514                    8,304,205
Air Products and Chemicals, Inc. ...............................      126,701                    5,796,571
Alberto-Culver Co. - Class B ...................................       30,131                    1,266,707
Albertson's, Inc. ..............................................      230,605                    6,915,844
Alcan Aluminum Ltd. ............................................      178,931                    7,518,681
Alcoa, Inc. ....................................................      481,246                   18,961,092
Allegheny Energy, Inc. .........................................       59,826                    2,886,604
Allegheny Technologies .........................................       43,363                      784,437
Allergan, Inc. .................................................       73,232                    6,261,336
Allied Waste Industries, Inc. (a) ..............................      107,174                    2,002,010
Allstate Corp. .................................................      407,419                   17,922,362
Alltel Corp. ...................................................      173,419                   10,623,648
Altera Corp. (a) ...............................................      220,946                    6,407,434
Ambac Financial Group ..........................................       57,319                    3,335,966
Amerada Hess Corp. .............................................       48,506                    3,919,285
Ameren Corp. ...................................................       74,318                    3,173,379
American Electric Power Co. ....................................      185,689                    8,573,261
American Express Co. ...........................................      737,599                   28,618,841
American General Corp. .........................................      280,812                   13,043,717
American Greetings Corp. - Class A .............................       34,682                      381,502
American Home Products Corp. ...................................      724,620                   42,346,793
American International Group, Inc. .............................    1,287,497                  110,724,742
American Power Conversion Corp. (a) ............................      105,029                    1,654,207
Amgen, Inc. (a) ................................................      575,966                   34,949,617
AMR Corp. (a) ..................................................       88,012                    3,179,874
Amsouth Bancorp ................................................      204,408                    3,779,504
Anadarko Petroleum Corp. .......................................      134,961                    7,291,943
Analog Devices, Inc. (a) .......................................      199,837                    8,642,950
Andrew Corp. (a) ...............................................       43,783                      807,796
Anheuser Busch Cos., Inc. ......................................      539,230                   22,216,276
AOL Time Warner Inc. (a) .......................................    2,467,515                  130,778,295
AON Corp. ......................................................      139,775                    4,892,125
Apache Corp. ...................................................       67,363                    3,418,672
Apple Computer, Inc. (a) .......................................      193,834                    4,506,640

II

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Applera Corp. - Applied Biosystems Group .......................      113,816                 $  3,044,578
Applied Materials, Inc. (a) ....................................      444,842                   21,841,742
Applied Micro Circuits Corp. (a) ...............................      159,600                    2,745,120
Archer-Daniels-Midland Co. .....................................      341,526                    4,439,838
Ashland, Inc. ..................................................       37,737                    1,513,254
AT&T Corp. .....................................................    1,903,666                   41,880,652
AutoDesk, Inc. .................................................       31,341                    1,169,019
Automatic Data Processing, Inc. ................................      352,693                   17,528,842
AutoZone, Inc. (a) .............................................       61,322                    2,299,575
Avaya, Inc. (a) ................................................      150,138                    2,056,891
Avery Dennison Corp. ...........................................       59,501                    3,037,526
Avon Products, Inc. ............................................      128,414                    5,943,000
Baker Hughes, Inc. .............................................      180,659                    6,052,076
Ball Corp. .....................................................       14,895                      708,406
Bank of America Corp. ..........................................      883,188                   53,017,776
Bank of New York Co., Inc. .....................................      411,932                   19,772,736
Bank One Corp. .................................................      642,684                   23,008,087
Barrick Gold Corp. .............................................      243,052                    3,682,238
Bausch & Lomb, Inc. ............................................       28,790                    1,043,350
Baxter International, Inc. .....................................      325,976                   15,972,824
BB&T Corp. .....................................................      214,844                    7,884,775
Bear Stearns Cos., Inc. ........................................       59,632                    3,516,499
Becton, Dickinson & Co. ........................................      142,287                    5,092,452
Bed, Bath & Beyond, Inc. (a) ...................................      159,321                    4,970,815
BellSouth Corp. ................................................    1,034,832                   41,672,685
Bemis Co., Inc. ................................................       28,608                    1,149,183
Best Buy, Inc. (a) .............................................      115,526                    7,338,212
Big Lots, Inc. (a) .............................................       60,042                      821,375
Biogen, Inc. (a) ...............................................       82,527                    4,486,168
Biomet, Inc. (a) ...............................................       99,172                    4,766,206
Black & Decker Corp. ...........................................       44,237                    1,745,592
BMC Software, Inc. (a) .........................................      133,347                    3,005,641
Boeing Co. .....................................................      482,434                   26,823,330
Boise Cascade Corp. ............................................       30,850                    1,084,994
Boston Scientific Corp. (a) ....................................      218,857                    3,720,569
Bristol-Myers Squibb Co. .......................................    1,071,454                   56,037,044
Broadcom Corp. - Class A (a) ...................................      136,400                    5,832,464
BroadVision, Inc. (a) ..........................................      146,956                      734,780
Brown-Forman Corp. - Class B ...................................       27,171                    1,737,314
Brunswick Corp. ................................................       47,077                    1,131,260
Burlington Northern Santa Fe Corp. .............................      226,909                    6,845,845
Burlington Resources, Inc. .....................................      121,718                    4,862,634

                                                                             III

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
C.R. Bard, Inc. ................................................       27,445                $   1,562,993
Cabletron Systems, Inc. (a) ....................................       99,375                    2,270,719
Calpine Corp. (a) ..............................................      160,913                    6,082,511
Campbell Soup Co. ..............................................      227,105                    5,847,954
Capital One Financial Corp. ....................................      107,190                    6,431,400
Cardinal Health, Inc. ..........................................      245,236                   16,921,284
Carnival Corp. - Class A .......................................      317,300                    9,741,110
Caterpillar, Inc. ..............................................      193,687                    9,694,034
Cendant Corp. (a) ..............................................      476,546                    9,292,647
Centex Corp. ...................................................       31,511                    1,284,073
Centurytel, Inc. ...............................................       76,197                    2,308,769
Charles Schwab Corp. ...........................................      766,038                   11,720,381
Charter One Financial, Inc. ....................................      113,353                    3,615,961
Chevron Corp. ..................................................      355,614                   32,183,067
Chiron Corp. (a) ...............................................      106,791                    5,446,341
Chubb Corp. ....................................................       98,609                    7,635,295
CIGNA Corp. ....................................................       82,779                    7,931,884
Cincinnati Financial Corp. .....................................       87,548                    3,458,146
Cinergy Corp. ..................................................       86,077                    3,008,391
Cintas Corp. ...................................................       99,800                    4,615,750
Circuit City Stores, Inc. ......................................      110,811                    1,994,598
Cisco Systems, Inc. (a) ........................................    4,021,284                   73,187,369
Citigroup ......................................................    2,776,656                  146,718,503
Citizen Communications Co. (a) .................................      151,500                    1,822,545
Citrix Systems, Inc (a) ........................................      100,845                    3,519,490
Clear Channel Communications, Inc. (a) .........................      321,565                   20,162,125
Clorox Co. .....................................................      127,071                    4,301,353
CMS Energy .....................................................       75,085                    2,091,117
Coca-Cola Co. ..................................................    1,375,931                   61,916,895
Coca-Cola Enterprises, Inc. ....................................      225,265                    3,683,083
Colgate-Palmolive Co. ..........................................      319,261                   18,833,206
Comcast Corp. - Special Class A (a) ............................      518,727                   22,512,752
Comerica, Inc. .................................................      100,573                    5,793,005
Compaq Computer Corp. ..........................................      936,368                   14,504,340
Computer Associates International, Inc. ........................      313,971                   11,302,956
Computer Sciences Corp. (a) ....................................       90,760                    3,140,296
Compuware Corp. (a) ............................................      199,042                    2,784,598
Comverse Technology (a) ........................................       93,471                    5,385,799
ConAgra, Inc. ..................................................      301,850                    5,979,648
Concord EFS, Inc. (a) ..........................................      121,690                    6,329,097
Conexant Systems (a) ...........................................      124,066                    1,110,391
Conoco, Inc. - Class B .........................................      337,514                    9,754,155
Conseco, Inc. (a) ..............................................      175,520                    2,395,848

IV

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Consolidated Edison, Inc. ......................................      114,680                 $  4,564,264
Constellation Energy Group, Inc. ...............................       81,442                    3,469,429
Convergys Corp. (a) ............................................       83,262                    2,518,675
Cooper Industries, Inc. ........................................       50,340                    1,992,961
Cooper Tire & Rubber Co. .......................................       38,514                      546,899
Corning, Inc. ..................................................      495,997                    8,288,110
Costco Wholesale Corp (a) ......................................      251,049                   10,313,093
Countrywide Credit Industries, Inc. ............................       60,491                    2,775,327
Crane Co. ......................................................       32,576                    1,009,856
CSX Corp. ......................................................      116,992                    4,239,790
Cummins Engine Co., Inc. .......................................       22,461                      869,241
CVS Corp. ......................................................      217,221                    8,384,731
Dana Corp. .....................................................       80,400                    1,876,536
Danaher Corp. ..................................................       80,164                    4,489,184
Darden Restaurants, Inc. .......................................       65,141                    1,817,434
Deere & Co. ....................................................      135,062                    5,112,097
Dell Computer Corp. (a) ........................................    1,430,810                   37,415,681
Delphi Automotive Systems ......................................      304,660                    4,853,234
Delta Air Lines, Inc. ..........................................       71,935                    3,170,895
Deluxe Corp. ...................................................       39,410                    1,138,949
Devon Energy Corp. .............................................       72,839                    3,824,047
Dillard Department Stores, Inc. - Class A ......................       50,137                      765,592
Dollar General Corp. ...........................................      185,032                    3,608,124
Dominion Resources, Inc. .......................................      138,015                    8,298,842
Dover Corp. ....................................................      115,067                    4,332,273
Dow Chemical Co. ...............................................      495,125                   16,462,906
Dow Jones & Co., Inc. ..........................................       47,499                    2,836,165
DTE Energy Co. .................................................       84,448                    3,921,765
Du Pont (E.I.) de Nemours & Co. ................................      576,163                   27,794,103
Duke Power Co. .................................................      414,142                   16,155,679
Dynegy, Inc. ...................................................      183,986                    8,555,349
Eastman Chemical Co. ...........................................       41,383                    1,971,072
Eastman Kodak Co. ..............................................      161,789                    7,552,311
Eaton Corp. ....................................................       37,801                    2,649,850
Ecolab, Inc. ...................................................       68,464                    2,804,970
Edison International, Inc. .....................................      176,515                    1,968,142
El Paso Corp. ..................................................      268,654                   14,115,081
Electronic Data Systems Corp. ..................................      259,854                   16,240,875
Eli Lilly & Co. ................................................      623,150                   46,113,100
EMC Corp. (a) ..................................................    1,210,152                   35,154,916
Emerson Electric Co. ...........................................      244,222                   14,775,431
Engelhard Corp. ................................................       68,861                    1,775,925
Enron Corp. ....................................................      414,571                   20,313,979

                                                                               V

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Entergy Corp. ..................................................      120,440                 $  4,623,692
EOG Resources, Inc. ............................................       67,148                    2,387,111
Equifax, Inc. ..................................................       73,952                    2,712,559
Exelon Corp. ...................................................      180,905                   11,599,629
Exxon Mobil Corp. ..............................................    1,901,215                  166,071,130
Fannie Mae .....................................................      553,733                   47,150,365
Federated Department Stores, Inc. (a) ..........................      109,042                    4,634,285
FedEx Corp. (a) ................................................      171,234                    6,883,607
Fifth Third Bancorp ............................................      316,329                   18,995,556
First Data Corp. ...............................................      219,591                   14,108,722
First Union Corp. ..............................................      545,715                   19,067,282
FirstEnergy Corp. ..............................................      121,999                    3,923,488
Fiserv, Inc. (a) ...............................................       70,201                    4,491,460
Fleet Boston Financial Corp. ...................................      601,000                   23,709,450
Fluor Corp. New ................................................       40,790                    1,841,668
FMC Corp. (a) ..................................................       16,450                    1,127,812
Ford Motor Co. .................................................    1,025,002                   25,163,799
Forest Laboratories, Inc. (a) ..................................       94,932                    6,740,172
Fortune Brands, Inc. ...........................................       83,470                    3,201,909
FPL Group, Inc. ................................................       95,633                    5,758,063
Franklin Resources, Inc. .......................................      139,554                    6,387,387
Freddie Mac ....................................................      382,608                   26,782,560
Freeport-McMoRan Copper & Gold, Inc. Class B (a) ...............       80,023                      884,254
Gannett Co., Inc. ..............................................      147,723                    9,734,946
Gap, Inc. ......................................................      475,598                   13,792,342
Gateway Inc. (a) ...............................................      174,357                    2,868,173
General Dynamics Corp. .........................................      107,444                    8,360,218
General Electric Co. ...........................................    5,475,015                  266,906,981
General Mills, Inc. ............................................      159,332                    6,975,555
General Motors Corp. ...........................................      297,077                   19,116,905
Genuine Parts Co. ..............................................       94,894                    2,989,161
Georgia-Pacific Corp. ..........................................      121,853                    4,124,724
Gillette Co. ...................................................      588,277                   17,054,150
Global Crossing Ltd. (a) .......................................      482,423                    4,168,135
Golden West Financial Corp. ....................................       90,227                    5,796,182
Goodrich (B.F.) Co. ............................................       56,287                    2,137,780
Goodyear Tire & Rubber Co. .....................................       87,910                    2,461,480
GPU, Inc. ......................................................       75,712                    2,661,277
Great Lakes Chemical Corp. .....................................       26,975                      832,179
Guidant Corp. (a) ..............................................      165,985                    5,975,460
H & R Block, Inc. ..............................................       52,492                    3,388,359
H.J. Heinz Co. .................................................      194,580                    7,956,376
Halliburton Co. ................................................      249,152                    8,869,811

VI

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Harcourt General, Inc. .........................................       39,746                 $  2,312,820
Harley-Davidson, Inc. ..........................................      173,566                    8,171,487
Harrah's Entertainment, Inc. (a) ...............................       65,180                    2,300,854
Hartford Financial Services Group, Inc. ........................      132,847                    9,086,735
Hasbro, Inc. ...................................................       92,924                    1,342,752
HCA Healthcare Co ..............................................      308,476                   13,940,030
HEALTHSOUTH Corp. (a) ..........................................      208,269                    3,326,056
Hercules, Inc. (a) .............................................       57,903                      654,304
Hershey Foods Corp. ............................................       73,397                    4,529,329
Hewlett-Packard Co. ............................................    1,069,250                   30,580,550
Hilton Hotels Corp. ............................................      205,666                    2,385,726
Home Depot, Inc. ...............................................    1,279,896                   59,579,159
Homestake Mining Co. ...........................................      141,875                    1,099,531
Honeywell International, Inc. ..................................      442,954                   15,498,960
Household International, Inc. ..................................      262,085                   17,481,069
Humana, Inc. (a) ...............................................       91,216                      898,478
Huntington Bancshares, Inc. ....................................      137,674                    2,250,970
Illinois Tool Works, Inc. ......................................      169,572                   10,733,908
IMS Health, Inc. ...............................................      165,449                    4,715,296
Inco, Ltd. (a) .................................................       97,957                    1,690,738
Ingersoll-Rand Co. .............................................       87,565                    3,607,678
Intel Corp. ....................................................    3,718,551                  108,767,617
International Business Machines Corp. ..........................      958,169                  108,273,097
International Flavors & Fragrances, Inc. .......................       52,747                    1,325,532
International Paper Co. ........................................      260,084                    9,284,999
Interpublic Group of Cos., Inc. ................................      204,586                    6,004,599
Intuit, Inc. (a) ...............................................      112,030                    4,480,080
ITT Industries .................................................       46,287                    2,048,200
J.C. Penney Co., Inc. ..........................................      150,926                    3,978,409
Jabil Circuit, Inc. (a) ........................................      102,600                    3,166,236
JDS Uniphase Corp. (a) .........................................      729,082                    9,295,795
Jefferson-Pilot Corp. ..........................................       88,726                    4,287,240
John Hancock Financial Services, Inc. ..........................      162,837                    6,555,818
Johnson & Johnson ..............................................    1,668,775                   83,438,725
Johnson Controls, Inc. .........................................       46,785                    3,390,509
JP Morgan Chase & Co. ..........................................    1,095,721                   48,869,157
KB HOME ........................................................       23,349                      704,439
Kellogg Co. ....................................................      218,836                    6,346,244
Kerr-McGee Corp. ...............................................       53,701                    3,558,765
KeyCorp. .......................................................      231,020                    6,018,071
Keyspan Corp. ..................................................       72,565                    2,647,171
Kimberly Clark Corp. ...........................................      297,694                   16,641,095
Kinder Morgan, Inc. ............................................       61,683                    3,099,571

                                                                             VII

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
King Pharmaceuticals, Inc. (a) .................................       91,600                 $  4,923,500
KLA/Tencor Corp. (a) ...........................................      100,346                    5,867,231
Kmart Corp. (a) ................................................      261,603                    3,000,586
Knight-Ridder, Inc. ............................................       39,760                    2,357,768
Kohls Corp. (a) ................................................      179,018                   11,229,799
Kroger Co. (a) .................................................      444,436                   11,110,900
Leggett & Platt, Inc. ..........................................      106,804                    2,352,892
Lehman Brothers, Inc. ..........................................      134,393                   10,449,056
Lexmark International Group, Inc. Class A (a) ..................       71,164                    4,785,779
Limited, Inc. ..................................................      229,564                    3,792,397
Lincoln National Corp. .........................................      108,485                    5,614,099
Linear Technology Corp. ........................................      175,985                    7,782,057
Liz Claiborne, Inc. ............................................       28,394                    1,432,477
Lockheed Martin Corp. ..........................................      240,841                    8,923,159
Loews Corp. ....................................................      107,236                    6,909,215
Louisiana-Pacific Corp. ........................................       57,282                      671,918
Lowe's Cos., Inc. ..............................................      206,566                   14,986,363
LSI Logic Corp. (a) ............................................      194,300                    3,652,840
Lucent Technologies, Inc. ......................................    1,892,560                   11,733,872
Manor Care, Inc. (a) ...........................................       55,232                    1,753,616
Marriott International  ........................................      136,201                    6,447,755
Marsh and McLennan Cos., Inc. ..................................      153,215                   15,474,715
Masco Corp. ....................................................      246,479                    6,152,116
Mattel, Inc.  ..................................................      230,203                    4,355,441
Maxim Integrated Products, Inc. (a) ............................      174,589                    7,718,580
May Department Stores Co. ......................................      168,691                    5,779,354
Maytag Corp. ...................................................       41,834                    1,224,063
MBIA, Inc. .....................................................       80,278                    4,469,879
MBNA Corp. .....................................................      474,103                   15,621,694
McDermott International, Inc. (a) ..............................       32,869                      382,924
McDonald's Corp. ...............................................      729,288                   19,734,533
McGraw-Hill, Inc. ..............................................      109,878                    7,268,430
McKesson HBOC, Inc. ............................................      158,876                    5,897,477
Mead Corp. .....................................................       54,940                    1,491,072
Medimmune Inc. (a) .............................................      118,355                    5,586,356
Medtronic, Inc. ................................................      664,023                   30,551,698
Mellon Financial Corp. .........................................      272,914                   12,554,044
Merck & Co., Inc. ..............................................    1,263,617                   80,757,762
Mercury Interactive Corp. (a) ..................................       44,148                    2,644,465
Meredith Corp. .................................................       26,944                      964,865
Merrill Lynch & Co., Inc. ......................................      462,920                   27,428,010
MetLife, Inc. ..................................................      412,270                   12,772,125
MGIC Investment Corp. ..........................................       57,970                    4,210,941

VIII

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Micron Technology, Inc. (a) ....................................      328,981                 $ 13,521,119
Microsoft Corp. (a) ............................................    2,966,666                  216,566,618
Millipore Corp. ................................................       24,992                    1,549,004
Minnesota Mining & Manufacturing Co. ...........................      216,106                   24,657,695
Mirant Corp. (a) ...............................................      195,633                    6,729,775
Molex, Inc. ....................................................      111,334                    4,067,031
Moody's Corp. ..................................................       87,609                    2,934,901
Morgan Stanley Dean Witter Discover & Co. ......................      617,415                   39,656,565
Motorola, Inc. .................................................    1,214,690                   20,115,266
Nabors Industries, Inc. (a) ....................................       79,952                    2,974,214
National City Corp. ............................................      329,328                   10,136,716
National Semiconductor Corp. (a) ...............................       96,525                    2,810,808
National Service Industries, Inc. ..............................       22,056                      497,804
Navistar International Corp. (a) ...............................       31,704                      891,834
NCR Corp. (a) ..................................................       52,567                    2,470,649
Network Appliance, Inc. (a) ....................................      170,490                    2,335,713
New York Times Co. - Class A ...................................       88,180                    3,703,560
Newell Rubbermaid, Inc. ........................................      143,804                    3,609,480
Newmont Mining Corp. ...........................................       91,528                    1,703,336
Nextel Communications, Inc. Class A (a) ........................      422,755                    7,398,212
Niagara Mohawk Power Corp. (a) .................................       87,199                    1,542,550
NICOR, Inc. ....................................................       24,665                      961,442
Nike, Inc. .....................................................      148,970                    6,255,250
NiSource, Inc. .................................................      109,912                    3,003,895
Noble Drilling Corp. (a) .......................................       73,100                    2,394,025
Nordstrom, Inc. ................................................       69,436                    1,288,038
Norfolk Southern Corp. .........................................      206,823                    4,281,236
Nortel Networks Corp. ..........................................    1,767,069                   16,062,657
Northern Trust Corp. ...........................................      124,840                    7,802,500
Northrop Grumman Corp. .........................................       42,893                    3,435,729
Novell, Inc. (a) ...............................................      178,856                    1,017,691
Novellus Systems, Inc. (a) .....................................       78,700                    4,469,373
Nucor Corp. ....................................................       42,003                    2,053,527
Occidental Petroleum Corp. .....................................      207,756                    5,524,232
Office Depot, Inc. (a) .........................................      160,751                    1,668,595
Omnicom Group, Inc. ............................................       95,532                    8,215,752
Oneok, Inc. ....................................................       31,408                      618,738
Oracle Corp. (a) ...............................................    3,094,365                   58,792,935
Paccar, Inc. ...................................................       42,791                    2,200,313
Pactiv Corp. (a) ...............................................       86,629                    1,160,829
Pall Corp. .....................................................       67,929                    1,598,369
Palm, Inc. (a) .................................................      305,194                    1,852,528
Parametric Technology Corp. (a) ................................      148,281                    2,074,451

                                                                              IX

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Parker-Hannifin Corp. ..........................................       60,106                 $  2,550,899
Paychex, Inc. ..................................................      208,495                    8,339,800
People's Energy Corp. ..........................................       19,018                      764,524
Peoplesoft, Inc. (a) ...........................................      161,111                    7,931,495
Pepsi-Cola Bottling Group, Inc. ................................       80,632                    3,233,343
PepsiCo, Inc. ..................................................      799,758                   35,349,304
Perkin Elmer, Inc. .............................................       53,868                    1,482,986
Pfizer, Inc. ...................................................    3,485,481                  139,593,514
PG&E Corp. .....................................................      209,563                    2,347,106
Pharmacia Corp. ................................................      712,216                   32,726,325
Phelps Dodge Corp. .............................................       42,489                    1,763,293
Philip Morris Cos. .............................................    1,211,855                   61,501,641
Phillips Petroleum Co. .........................................      142,815                    8,140,455
Pinnacle West Capital Corp. ....................................       46,042                    2,182,391
Pitney Bowes, Inc. .............................................      140,659                    5,924,557
Placer Dome, Inc. ..............................................      176,608                    1,730,758
PNC Bank Corp. .................................................      162,149                   10,667,783
Potlatch Corp. .................................................       15,616                      537,347
Power-One, Inc. (a) ............................................       42,314                      704,105
PPG Industries, Inc. ...........................................       93,099                    4,894,214
PPL Corp. ......................................................       78,380                    4,310,900
Praxair, Inc. ..................................................       85,481                    4,017,607
Procter & Gamble Co. ...........................................      720,868                   45,991,378
Progress Energy, Inc. ..........................................      111,123                    4,991,645
Progressive Corporation of Ohio ................................       39,965                    5,402,868
Providian Financial Corp. ......................................      160,258                    9,487,274
Public Service Enterprise Group ................................      128,402                    6,278,858
Pulte Corp. ....................................................       21,199                      903,713
QLogic Corp. (a) ...............................................       49,434                    3,186,021
Quaker Oats Co. ................................................       74,014                    6,753,778
Qualcomm, Inc. (a) .............................................      418,154                   24,453,646
Quintiles Transnational Corp. (a) ..............................       62,136                    1,568,934
Qwest Communications International, Inc. .......................      916,545                   29,210,289
R.R. Donnelley & Sons Co. ......................................       66,477                    1,974,367
Radioshack Corp. ...............................................      100,136                    3,054,148
Ralston Purina Group ...........................................      165,489                    4,967,980
Raytheon Company ...............................................      191,934                    5,095,848
Reebok International Ltd. (a) ..................................       31,636                    1,010,770
Regions Financial Corp. ........................................      120,618                    3,859,776
Reliant Energy .................................................      168,878                    5,439,560
Robert Half International, Inc. (a) ............................       95,897                    2,386,876
Rockwell International Corp. ...................................       98,928                    3,771,135
Rohm & Haas Co. ................................................      118,524                    3,899,440

X

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Rowan Cos., Inc. (a) ...........................................       59,773               $    1,320,983
Royal Dutch Petroleum Co. ......................................    1,181,002                   68,816,987
Ryder Systems, Inc. ............................................       32,246                      632,022
Sabre Group Holdings, Inc. (a) .................................       75,688                    3,784,400
Safeco Corp. ...................................................       69,448                    2,048,716
Safeway, Inc. (a) ..............................................      279,380                   13,410,240
Sanmina Corp. (a) ..............................................      174,170                    4,077,320
Sapient Corp. (a) ..............................................       66,216                      645,606
Sara Lee Corp. .................................................      433,887                    8,217,820
SBC Communications, Inc. .......................................    1,856,452                   74,369,467
Schering-Plough Corp. ..........................................      808,711                   29,307,687
Schlumberger Ltd. ..............................................      319,799                   16,837,417
Scientific-Atlanta, Inc. .......................................       86,913                    3,528,668
Sealed Air Corp. (a) ...........................................       45,107                    1,680,236
Sears, Roebuck & Co. ...........................................      180,498                    7,636,870
Sempra Energy ..................................................      110,888                    3,031,678
Sherwin-Williams Co. ...........................................       86,618                    1,922,920
Siebel Systems, Inc. (a) .......................................      252,736                   11,853,318
Sigma Aldrich Corp. ............................................       42,853                    1,654,983
Snap-On Tools Corp. ............................................       32,403                      782,856
Solectron Corp. (a) ............................................      362,094                    6,626,320
Southern Co. ...................................................      364,895                    8,483,809
Southtrust Corp ................................................      193,462                    5,030,012
Southwest Airlines Co. .........................................      409,659                    7,574,595
Sprint Corp. ...................................................      491,505                   10,498,547
Sprint PCS (a) .................................................      516,312                   12,468,935
St. Jude Medical, Inc. (a) .....................................       45,934                    2,756,040
St. Paul Cos., Inc. ............................................      118,299                    5,996,576
Stanley Works ..................................................       47,508                    1,989,635
Staples, Inc. (a) ..............................................      253,240                    4,049,308
Starbucks Corp. (a) ............................................      202,234                    4,651,382
Starwood Hotels & Resorts Worldwide, Inc. ......................      111,331                    4,150,420
State Street Corp. .............................................      174,764                    8,649,070
Stilwell Financial, Inc. .......................................      119,908                    4,024,112
Stryker Corp. ..................................................      108,399                    5,945,685
Sun Microsystems, Inc. (a) .....................................    1,803,574                   28,352,183
Sunoco, Inc. ...................................................       46,287                    1,695,493
SunTrust Banks, Inc. ...........................................      166,082                   10,758,792
SuperValu, Inc. ................................................       71,279                    1,250,946
Symbol Technologies, Inc. ......................................      118,517                    2,631,077
Synovus Financial Corp. ........................................      154,547                    4,849,685
Sysco Corp. ....................................................      377,019                   10,236,066
T. Rowe Price Group Inc. .......................................       67,897                    2,538,669

                                                                              XI

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Target Corp. ...................................................      498,535                $  17,249,311
Tektronix, Inc. (a) ............................................       51,070                    1,386,551
Tellabs, Inc. (a) ..............................................      221,417                    4,291,061
Temple Inland, Inc. ............................................       26,821                    1,429,291
Tenet Healthcare Corp. (a) .....................................      180,026                    9,287,541
Teradyne, Inc. (a) .............................................       94,141                    3,116,067
Texaco, Inc. ...................................................      312,908                   20,839,673
Texas Instruments, Inc. ........................................      956,273                   30,122,600
Textron, Inc. ..................................................       81,989                    4,512,675
Thermo Electron Corp. (a) ......................................       97,188                    2,140,080
Thomas & Betts Corp. ...........................................       31,321                      691,254
Tiffany & Co. ..................................................       78,647                    2,848,594
Timken Co. .....................................................       34,079                      577,298
TJX Cos., Inc. .................................................      151,666                    4,833,595
TMP Worldwide, Inc. (a) ........................................       51,854                    3,065,090
Torchmark Corp. ................................................       68,046                    2,736,130
Tosco Corp. ....................................................       78,663                    3,465,105
Toys 'R' Us, Inc. (a) ..........................................      110,029                    2,723,218
Transocean Sedco ...............................................      174,951                    7,216,729
Tribune Co. ....................................................      166,904                    6,677,829
Tricon Global Restaurants, Inc. (a) ............................       79,267                    3,479,821
TRW, Inc. ......................................................       68,051                    2,790,091
Tupperware Corp. ...............................................       31,114                      729,001
TXU Corp. ......................................................      150,664                    7,260,498
Tyco International Ltd. ........................................    1,065,720                   58,081,740
US Bancorp .....................................................    1,071,117                   24,410,756
Unilever NV ....................................................      308,188                   18,358,759
Union Pacific Corp. ............................................      133,574                    7,334,548
Union Planters Corp. ...........................................       73,627                    3,210,137
Unisys Corp. (a) ...............................................      170,514                    2,508,261
United Technologies Corp. ......................................      260,066                   19,052,435
UnitedHealth Group, Inc. .......................................      171,964                   10,618,777
Univision Communications, Inc. (a) .............................      111,300                    4,761,414
Unocal Corp. ...................................................      132,421                    4,522,177
Unumprovident Corp. ............................................      129,849                    4,170,750
US Airways Group, Inc. (a) .....................................       36,493                      886,780
USA Education, Inc. ............................................       92,454                    6,749,142
UST, Inc. ......................................................       88,590                    2,556,707
USX - US Steel Group ...........................................       47,892                      965,024
USX Marathon Group .............................................      169,009                    4,987,456
V.F. Corp. .....................................................       61,815                    2,248,830
Veritas Software Corp. (a) .....................................      221,057                   14,706,922
Verizon Communications, Inc. ...................................    1,493,444                   79,899,254

XII

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                      SHARES                       VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Viacom, Inc. - Class B (a) .....................................      990,716              $    51,269,553
Visteon Corp ...................................................       71,322                    1,310,898
Vitesse Semiconductor Corp. (a) ................................      107,269                    2,256,940
Vulcan Materials Co. ...........................................       54,434                    2,925,828
W.W. Grainger, Inc. ............................................       56,604                    2,329,821
Wachovia Corp. .................................................      118,064                    8,400,254
Wal-Mart Stores, Inc. ..........................................    2,469,677                  120,520,238
Walgreen Co. ...................................................      562,066                   19,194,554
Walt Disney Co. ................................................    1,148,847                   33,190,190
Washington Mutual, Inc. ........................................      484,456                   18,191,323
Waste Management, Inc. .........................................      340,758                   10,502,162
Watson Pharmaceuticals (a) .....................................       55,789                    3,438,834
Wellpoint Health Networks, Inc. (a) ............................       36,192                    3,410,734
Wells Fargo Co. ................................................      943,356                   43,800,019
Wendy's International, Inc. ....................................       61,928                    1,581,641
Westvaco Corp. .................................................       54,998                    1,335,901
Weyerhaeuser Co. ...............................................      124,107                    6,822,162
Whirlpool Corp. ................................................       42,367                    2,647,938
Willamette Industries, Inc. ....................................       64,995                    3,217,253
Williams Cos., Inc. ............................................      269,977                    8,895,742
Winn Dixie Stores, Inc. ........................................       75,785                    1,980,262
Wm. Wrigley, Jr. Co. ...........................................      121,700                    5,701,645
WorldCom, Inc. (a) .............................................    1,593,838                   22,632,500
Worthington Industries, Inc. ...................................       46,329                      630,074
Xcel Energy, Inc. ..............................................      184,076                    5,236,962
Xerox Corp. ....................................................      359,878                    3,444,032
Xilinx, Inc. (a) ...............................................      183,494                    7,567,293
Yahoo!, Inc. (a) ...............................................      304,098                    6,078,919
Zions Bancorporation ...........................................       50,500                    2,979,500
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (COST $5,473,023,066) ................................................   $6,086,087,925
=============================================================================================================

                                                                            XIII

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                                   SHARES/
                                                               PRINCIPAL AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 0.10%
U.S. TREASURY BILLS - 0.10%
US Treasury Bill (b), 3.47%, 9/13/01 .........................   $    790,000              $       784,345
US Treasury Bill (b), 3.51%, 9/13/01 .........................      5,740,000                    5,698,913
-------------------------------------------------------------------------------------------------------------
     Total Short Term Instruments (Cost $6,484,990) ......................................       6,483,258
-------------------------------------------------------------------------------------------------------------
     Total Investments in Unaffiliated Issuers (Cost $5,479,508,056) .....................   6,092,571,183
-------------------------------------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
SHORT TERM INSTRUMENTS - 1.61%
MUTUAL FUND - 1.61%
Cash Management Institutional ................................     99,929,307                   99,929,307
-------------------------------------------------------------------------------------------------------------
     Total Short Term Instruments (Cost $99,929,307) .....................................      99,929,307
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $5,579,437,363) - 99.99% ......................................... $ 6,192,500,490
=============================================================================================================
Other Assets in Excess of Liabilities - 0.01% ............................................         363,203
-------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.00% ..................................................................... $ 6,192,863,693
=============================================================================================================

(a) Non-income producing security for the six-months ended June 30, 2001.
(b) Held as collateral for futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

XIV

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                AS OF
                                                                                            JUNE 30, 2001
                                                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------
ASSETS
Investments in unaffiliated issuers, at value (cost $5,479,508,056) ...................... $ 6,092,571,183
Investments in affiliated investment companies, at value (cost $99,929,307) ..............      99,929,307
------------------------------------------------------------------------------------------------------------
Total investments at value ...............................................................   6,192,500,490
------------------------------------------------------------------------------------------------------------
Dividends and interest receivable ........................................................       4,889,300
Variation margin receivable for futures contracts ........................................         402,153
Receivable for shares of beneficial interest subscribed ..................................         983,517
Receivable for securities sold ...........................................................         452,744
Prepaid expenses and other ...............................................................             260
------------------------------------------------------------------------------------------------------------
Total assets .............................................................................   6,199,228,464
------------------------------------------------------------------------------------------------------------
LIABILITIES
Due to Advisor ...........................................................................         265,601
Payable for securities purchased .........................................................       6,044,571
Payable for shares of beneficial interest redeemed .......................................           7,737
Accrued expenses and other ...............................................................          46,862
------------------------------------------------------------------------------------------------------------
Total liabilities ........................................................................       6,364,771
------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................... $ 6,192,863,693
============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital .......................................................................... $ 5,581,271,908
Net unrealized appreciation on investments and futures contracts .........................     611,591,785
------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................... $ 6,192,863,693
============================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                              XV

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                              FOR THE SIX
                                                                                              MONTHS ENDED
                                                                                             JUNE 30, 2001
                                                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $236,248) from unaffiliated issuers .........  $   38,033,061
  Dividends from affiliated investment companies ..........................................       2,448,909
  Interest ................................................................................         224,839
-------------------------------------------------------------------------------------------------------------
Total investment income ...................................................................      40,706,809
-------------------------------------------------------------------------------------------------------------
Expenses
  Advisory fees ...........................................................................       1,554,131
  Professional fees .......................................................................          30,594
  Trustees fees ...........................................................................           4,293
  Miscellaneous ...........................................................................          16,037
-------------------------------------------------------------------------------------------------------------
Total expenses ............................................................................       1,605,055
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME .....................................................................      39,101,754
=============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from investment transactions ............................................     230,284,097
Net realized loss from futures transactions ...............................................      (1,988,827)
Net change in unrealized appreciation/depreciation on investments and futures contracts ...    (677,890,833)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and futures contracts .....................    (449,685,563)
-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................................................  $ (410,583,809)
=============================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

XVI

EQUITY 500 INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX
                                                                MONTHS ENDED                   FOR THE
                                                               JUNE 30, 2001                 YEAR ENDED
                                                                (UNAUDITED)               DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income ......................................  $    39,101,754              $    58,784,453
Net realized gain from investment and
  futures transactions .....................................      228,295,270                1,092,025,319
Net change in unrealized appreciation/depreciation on
  investments and futures contracts ........................     (677,980,833)              (1,858,819,425)
-------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations .................     (410,583,809)                (678,009,653)
-------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from capital invested .............................    1,161,091,842                4,604,825,079
Value of capital withdrawn .................................   (1,646,395,488)              (5,003,161,160)
-------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions .......     (485,303,646)                (398,336,081)
-------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS ...............................     (895,887,455)              (1,076,345,734)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period ........................................    7,088,751,148                8,165,096,882
-------------------------------------------------------------------------------------------------------------
END OF YEAR ................................................  $ 6,192,863,693              $ 7,088,751,148
=============================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                            XVII

EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.

                                            FOR THE                             FOR THE YEARS ENDED DECEMBER 31,
                                        SIX MONTHS ENDED    -----------------------------------------------------------------------
                                       JUNE 30, 2001 (a)         2000           1999           1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands) ...  $6,192,864       $7,088,751      $8,165,097    $5,200,504       $2,803,086   $1,925,224

Ratios to Average Net Assets:

   Net Investment Income ................        1.23% (b)       1.18%            1.35%         1.50%            1.76%        2.20%
   Expenses After Waivers
     and/or Reimbursements ..............        0.05% (b)       0.06% (c)        0.08%         0.08% (d)        0.08%        0.10%
   Expenses Before Waivers
     and/or Reimbursements ..............        0.05% (b)       0.06%            0.08%         0.10%            0.15%        0.15%
Portfolio Turnover Rate .................           5%             28%              13%            4%              19%          15%






-----------------------------------------------------------------------------------------------------------------------------------

(a) Unaudited.
(b) Annualized.
(c) Effective March 15, 2000, Deutsche Bank contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
(d) Effective May 6, 1998, Deutsche Bank contractually agreed to limit its fees from the portfolio to the lesser of 0.005% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

XVIII

EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: The Equity 500 Index Portfolio (the "Portfolio"), is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on December 31, 1992.


Valuation of Securities: The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.


Security Transactions and Interest Income: Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.


All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.


Futures Contracts: The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio until the contracts are closed. The Portfolio's investment in financial futures contracts is designed to closely replicate the benchmark index used by the Portfolio.


Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.


Federal Income Taxes: The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.


Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


                    2. FEES AND TRANSACTIONS WITH AFFILIATES



Effective April 30, 2001, the Portfolio has entered into an Advisory Agreement with Deutsche Asset Management, Inc. (DeAM, Inc.). Under this agreement, the Portfolio pays DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio under the same fee structure.


During the period, the Portfolio has entered into an Administrative and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly-owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the portfolio. These services are provided at no additional fee. Effective July 1, 2001, the administrator was changed to Investment Company Capital Corp.


The Portfolio may invest in Cash Management Fund Institutional ("Cash Management"), an open-end management investment company. Effective May 1, 2001, Cash Management is being managed by DeAM, Inc. Prior to May 1, 2001, Cash Management was managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM, Inc.


                           3. LINE OF CREDIT AGREEMENT



The Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the six months ended June 30, 2001.


                                                                             XIX

EQUITY 500 INDEX PORTFOLIO

                4. PURCHASES AND SALES OF INVESTMENT SECURITIES


The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2001, were $350,643,358 and $712,922,698, respectively.


For federal income tax purposes, the tax basis of investments held at June 30, 2001 was $5,579,437,363. The aggregate gross unrealized appreciation for all investments of June 30, 2001, was $1,316,606,161 and the aggregate gross unrealized depreciation for all investments was $703,543,034.


                              5. FUTURES CONTRACTS



A summary of obligations under these financial instruments at June 30, 2001 is as follows:


----------------------------------------------------------------------------------------------
 Type of                                                                         Unrealized
 Future           Expiration       Contracts   Position       Market Value      Depreciation
----------------------------------------------------------------------------------------------
S&P 500
Index              September
Futures               2001            327        Long         $100,691,475       $(1,471,341)
----------------------------------------------------------------------------------------------


At June 30, 2001, the Portfolio segregated securities with a value of approximately $6,483,258 to cover margin requirements on open futures contracts.


XX

APPENDIX B

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO



                                TABLE OF CONTENTS

                         ii. Schedule of Portfolio Investments

                      xxvii. Statement of Assets and Liabilities

                     xxviii. Statement of Operations

                       xxix. Statements of Changes in Net Assets

                        xxx. Financial Highlights

                       xxxi. Notes to Financial Statements

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                 SHARES                 VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS (92.0% OF PORTFOLIO)
AUSTRALIA - 2.3%
  Amcor, Ltd. ................................   3,771                $ 12,684
  AMP Diversified Property Trust .............   3,000                   3,710
  AMP, Ltd. ..................................   6,469                  72,290
  Aristocrat Leisure, Ltd. ...................   2,800                  10,030
  Australia Gas Light Co., Ltd. ..............   2,141                   9,225
  BHP, Ltd. ..................................  10,437                  55,100
  BHP, Ltd. ..................................  11,116                  60,153
  Boral, Ltd. ................................   3,800                   5,555
  Brambles Industies, Ltd. ...................   1,353                  32,999
  Coca-Cola Amatil, Ltd. .....................   6,739                  16,436
  Cochlear, Ltd. .............................     300                   5,945
  Coles Myer, Ltd. ...........................   6,992                  22,453
  Commonwealth Bank of Australia .............   7,400                 128,405
  Computershare, Ltd. ........................   3,200                  10,000
  CSL, Ltd. ..................................     876                  21,232
  CSR, Ltd. ..................................   6,230                  22,475
  David Jones, Ltd. ..........................   3,850                   2,191
  ERG, Ltd. (a) ..............................   4,800                   3,512
  FH Faulding & Co., Ltd. ....................   1,037                   6,768
  Foster's Brewing Group, Ltd. ...............  11,185                  31,144
  Futuris Corp., Ltd. ........................   4,079                   5,555
  Gandel Retail Trust ........................   8,400                   4,746
  General Property Trust .....................  10,278                  14,518
  Goodman Fielder, Ltd. ......................   8,372                   4,994
  Howard Smith, Ltd. .........................   1,259                   8,680
  Iluka Resources, Ltd. ......................   1,534                   3,843
  James Hardie Industries, Ltd. ..............   2,746                   7,398
  Leighton Holdings, Ltd. ....................   1,682                   7,136
  Lend Lease Corp. ...........................   2,509                  15,999
  M.I.M Holdings, Ltd. .......................  11,490                   7,006
  Mayne Nickless, Ltd. .......................   2,721                   8,918
  Mirvac Group ...............................   4,100                   7,750
  National Australia Bank, Ltd. ..............   8,884                 158,227
  Newcrest Mining, Ltd. ......................   1,742                   3,973
  News Corp., Ltd. (The) .....................  11,989                 109,767
  Normandy Mining, Ltd. ......................  10,336                   6,512
  OneSteel, Ltd. .............................   4,400                   2,057
  Orica, Ltd. ................................   1,615                   3,655
  Pacific Dunlop, Ltd. .......................   6,176                   2,636
  PaperlinX, Ltd. ............................   1,700                   3,507
  QBE Insurance Group, Ltd. ..................   2,775                  16,652
  Rio Tinto, Ltd. ............................   1,821                  31,589

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                SHARES                  VALUE
--------------------------------------------------------------------------------------
AUSTRALIA - CONTINUED
  Santos, Ltd. ..............................    3,569             $   11,769
  Sons of Gwalia, Ltd. ......................      811                  3,738
  Southcorp, Ltd. ...........................    3,672                 14,195
  Stockland Trust Group .....................    4,187                  8,559
  Suncorp-Metway, Ltd. ......................    1,884                 14,363
  TABCORP Holdings, Ltd. ....................    2,373                 11,455
  Telstra Corp., Ltd. .......................   45,215                123,601
  Transurban Group (a) ......................    3,400                  7,774
  Wesfarmers, Ltd. ..........................    1,653                 22,770
  Westfield Trust ...........................   10,053                 17,153
  Westfield Trust - New (a) .................      449                    734
  Westpac Banking Corp., Ltd. ...............   10,282                 75,534
  WMC, Ltd. .................................    6,490                 31,591
  Woolworths, Ltd. ..........................    6,333                 35,397
--------------------------------------------------------------------------------------

    Total Australia ............................................    1,346,058
--------------------------------------------------------------------------------------

AUSTRIA - 0.3%
  Austria Tabakwerke AG .....................      201                 14,038
  Austrian Airlines/Osterreichische
    Luftverkehrs AG .........................      311                  3,001
  BBAG Oesterreichische
    Brau-Beteiligungs AG. ...................       79                  2,889
  Bohler-Uddeholm AG ........................      101                  3,762
  BWT AG ....................................      151                  4,282
  Erste Bank der oesterreichischen Sparkassen
    AG ......................................      279                 13,898
  Flughafen Wien AG .........................      195                  6,314
  Generali Holding Vienna AG ................       71                  9,136
  Lenzing AG ................................       34                  2,375
  Mayr-Melnhof Karton AG ....................      110                  4,869
  Oesterreichische
    Elektrizitaetswirtschafts-AG ............      286                 23,728
  OMV AG ....................................      247                 20,701
  RHI AG ....................................      182                  3,544
  Telekom Austria AG (a) ....................    1,855                 11,385
  VA Technologie AG .........................      137                  4,413
  Wienerberger Baustoffindustrie AG .........      636                 10,768
--------------------------------------------------------------------------------------

    Total Austria ..............................................      139,103
--------------------------------------------------------------------------------------

BELGIUM - 0.9%
  Agfa Gevaert NV ...........................    1,066                 15,342
  Barco NV ..................................      116                  5,210
  Bekaert SA ................................      210                  7,463
  Colruyt NV ................................      344                 11,620
  Compagnie Maritime Belge SA ...............       76                  4,700

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                 SHARES                  VALUE
--------------------------------------------------------------------------------------
BELGIUM - CONTINUED
  Delhaize Le Lion SA ........................    396                 $ 23,417
  Electrabel SA ..............................    399                   78,770
  Fortis .....................................  5,591                  134,895
  Glaverbel SA ...............................     66                    4,981
  Groupe Bruxelles Lambert SA ................    895                   50,158
  Interbrew brews beer .......................  1,339                   35,820
  KBC Banassurance Holding NV ................  2,183                   77,618
  S.A. D'Ieteren NV ..........................     52                    8,166
  Solvay SA ..................................    617                   30,556
  UCB SA .....................................  1,067                   37,080
  Union Miniere SA ...........................    239                    9,489
--------------------------------------------------------------------------------------
    TOTAL BELGIUM ..................................................   535,285

======================================================================================
DENMARK - 1.0%
  A/S Dampskibsselskabet Svendborg,
    Series B . ...............................      6                   53,902
  A/S Det Ostasiatiske Kompagni (a) ..........    200                    4,617
  Bang & Olufsen Holding A/S, Series B .......    125                    2,886
  Carlsberg A/S, Series A ....................    350                   12,736
  Carlsberg A/S, Series B ....................    250                   10,462
  D/S 1912, Series B .........................      8                   55,494
  Danisco A/S ................................    550                   20,139
  Danske Bank ................................  5,879                  105,630
  FLS Industries A/S, Series B ...............    400                    4,276
  Group 4 Falck A/S ..........................    160                   18,286
  ISS A/S (a) ................................    322                   18,858
  NavisionDamgaard A/S (a) ...................    252                    5,387
  NKT Holding A/S ............................    250                    3,412
  Novo Nordisk A/S ...........................  3,005                  132,929
  Novozymes A/S, Series B ....................    604                   12,604
  SAS Danmark A/S ............................    500                    4,634
  Tele Danmark A/S ...........................  1,700                   61,282
  Topdanmark A/S (a) .........................    350                    9,254
  Vestas Wind Systems AS .....................    811                   37,812
  William Demant AS (a) ......................    579                   16,131
--------------------------------------------------------------------------------------
    Total Denmark ..................................................   590,731
======================================================================================
FINLAND - 1.8%
  Amer Group, Ltd. ...........................    200                    4,571
  Finnlines Oyj ..............................    200                    3,559
  Fortum Oyj .................................  2,432                   10,294

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                  SHARES                 VALUE
--------------------------------------------------------------------------------------
FINLAND - CONTINUED
  Instrumentarium Corp. .....................     200               $    5,652
  Kemira Oyj ................................   1,000                    5,079
  Kesko Oyj .................................     800                    5,723
  Kone Corp., Series B                            160                   10,836
  Metso Oyj .................................   1,300                   14,417
  Nokia Oyj .................................  35,612                  807,059
  Orion-Yhtyma Oyj, Series A ................     274                    4,456
  Orion-Yhtyma Oyj, Series B ................     267                    4,249
  Outokumpu Oyj .............................   1,000                    8,085
  Oyj Hartwall Abp ..........................     550                    8,833
  Pohjola Group Insurance Corp., Series B ...     400                    7,771
  Raisio Group PLC ..........................   1,600                    1,910
  Rautaruukki Oyj ...........................   1,000                    3,420
  Sampo-Leona Insurance, Series A ...........   2,500                   21,270
  Sonera Oyj ................................   5,600                   43,663
  Stockmann AB, Series A ....................     250                    2,127
  Stockmann AB, Series B ....................     250                    2,142
  Stonesoft Oyj (a) .........................     448                      967
  TietoEnator Oyj ...........................     720                   16,031
  UPM-Kymmene Oyj ...........................   2,000                   56,534
  Uponor Oyj ................................     300                    4,368
  Wartsila Oyj, Series A ....................     100                    1,990
  Wartsila Oyj, Series B ....................     400                    8,042
--------------------------------------------------------------------------------------
    Total Finland .............................................      1,063,048
======================================================================================

FRANCE - 10.1%
  Accor SA ..................................   1,392                   58,744
  Alcatel Optronics, Series O ...............     171                    2,077
  Alcatel SA, Series A ......................   8,536                  178,489
  Aventis SA ................................   5,530                  441,466
  Axa .......................................  12,072                  343,894
  BNP Paribas SA ............................   3,158                  274,831
  Bouygues SA ...............................   2,344                   79,215
  Cap Gemini SA .............................     876                   63,777
  Carrefour SA ..............................   5,011                  265,134
  Casino Guichard Perrach (a) ...............      65                      376
  Club Mediterranee SA ......................     132                    7,280
  Coflexip SA ...............................     146                   21,988
  Compagnie de Saint-Gobain .................     605                   82,204
  Compagnie Francaise d'Etudes et de
    Construction SA .........................     132                   16,930
  Compagnie Generale des Establissements
    Michelin ................................     997                   31,541
  Dassault Systemes SA ......................     838                   32,293


                                                                               V

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                 SHARES                 VALUE
--------------------------------------------------------------------------------------
FRANCE - CONTINUED
  Eridania Beghin-Say SA ....................    210               $   17,245
  Essilor International SA ..................     83                   23,750
  Etablissements Economiques du Casino
    Guichard-Perrachon SA ...................    658                   55,509
  France Telecom SA .........................  7,219                  344,070
  Gecina ....................................    150                   12,425
  Groupe Danone .............................  1,051                  144,227
  Imerys ....................................    133                   13,173
  L'Air Liquide SA ..........................    644                   92,518
  L'Oreal SA ................................  4,764                  307,519
  Lafarge SA ................................    870                   74,388
  Lagardere S.C.A. ..........................    965                   45,422
  LMVH (Louis Vuitton Moet Hennessy) ........  3,452                  173,880
  Pechiney SA ...............................    575                   29,207
  Pernod-Ricard SA ..........................    397                   27,828
  Pinault-Printemps-Redoute SA ..............    837                  121,166
  PSA Peugeot Citroen .......................    321                   87,149
  Publicis SA ...............................  1,014                   24,551
  Sagem SA ..................................    281                   13,797
  Sanofi-Synthelabo SA ......................  5,153                  338,082
  Schneider Electric SA .....................  1,095                   60,532
  SEB SA ....................................    151                    7,095
  Simco SA ..................................    224                   14,488
  Societe BIC SA ............................    447                   16,272
  Societe Eurafrance SA .....................    311                   18,035
  Societe Generale ..........................  2,981                  176,527
  Sodexho Alliance - Rights (a) .............      2                        2
  Sodexho Alliance SA (a) ...................    275                   12,839
  STMicroelectronics N.V. ...................  6,247                  216,828
  Suez SA ...................................  7,015                  225,669
  Thales SA .................................  1,242                   44,970
  Total FinaElf SA ..........................  5,232                  732,595
  Unibail SA ................................    339                   18,396
  Usinor SA .................................  1,801                   18,891
  Valeo SA ..................................    613                   24,749
  Vinci SA ..................................    547                   34,846
  Vivendi Universal SA ......................  7,610                  443,557
  Zodiac SA .................................     36                    8,741
--------------------------------------------------------------------------------------
    Total France ...............................................    5,921,177
======================================================================================

GERMANY - 8.3%
  Adidas-Salomon AG .........................    300                   18,377
  Allianz AG ................................  1,800                  525,336

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
GERMANY - CONTINUED
  BASF AG ...........................................     4,600              $  181,470
  Bayer AG ..........................................     5,400                 211,887
  Bayer Hypo-und Vereinsbank AG .....................     3,754                 185,596
  Beiersdorf AG, Series A ...........................       600                  62,730
  Bilfinger & Berger Bau AG .........................       400                   7,111
  Buderus AG ........................................       600                  13,714
  Continental AG ....................................       900                  12,328
  D. Logistics AG (a) ...............................       201                   2,382
  DaimlerChrysler AG ................................     7,400                 339,854
  Deutsche Bank AG ..................................     4,500                 322,440
  Deutsche Lufthansa AG .............................     2,800                  44,113
  Deutsche Telekom AG ...............................    22,451                 511,648
  Douglas Holding AG ................................       300                   8,091
  Dresdner Bank AG ..................................     3,900                 178,122
  E.On AG ...........................................     5,600                 293,643
  EM.TV & Merchandising AG ..........................     1,317                   2,509
  Epcos AG ..........................................       528                  28,746
  FAG Kugelfischer Georg Schaefer AG ................       600                   3,810
  Fresenius Medical Care AG .........................       724                  50,811
  Gehe AG ...........................................       539                  20,944
  Heidelberg Zement AG ..............................       500                  21,482
  Hochtief AG .......................................       500                   8,444
  Kamps AG ..........................................       794                   7,219
  KarstadtQuelle AG .................................       900                  26,644
  Linde AG ..........................................       900                  38,225
  MAN AG ............................................       800                  17,135
  MAN AG ............................................       400                   6,840
  Merck KGAA ........................................     1,300                  45,155
  Metro AG ..........................................     2,400                  89,641
  Muenchener Rueckversicherungs-Gesellschaft AG .....     1,300                 362,296
  Preussag AG .......................................     1,400                  42,430
  ProSieben Sat.1 Media AG ..........................     1,199                  17,377
  RWE AG ............................................     3,926                 156,144
  RWE AG ............................................       288                   8,899
  SAP AG ............................................     2,400                 333,025
  Schering AG .......................................     1,500                  78,731
  SGL Carbon AG (a) .................................       200                   6,976
  Siemens AG ........................................     6,600                 405,082
  ThyssenKrupp AG ...................................     3,800                  49,863
  Volkswagen AG .....................................     2,300                 108,064
  WCM Beteiligungs-und Grundbesitz AG ...............     2,209                  23,656
----------------------------------------------------------------------------------------------
    Total Germany ......................................................      4,878,990
==============================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
GREECE - 0.3%
  Alpha Bank AE .......................................     820                $ 17,244
  Aluminum of Greece SA ...............................      60                   1,726
  Attica Enterprises Holding SA .......................     380                   2,586
  Bank of Piraeus .....................................     780                   8,439
  Coca-Cola Hellenic Bottling Co. SA ..................     640                   7,368
  Commercial Bank of Greece ...........................     460                  16,535
  EFG Eurobank Ergasias ...............................     880                  11,175
  EYDAP Athens Water Supply and Sewage Co. SA .........     220                   1,389
  Folli-Follie ........................................     100                   1,878
  Fourlis SA ..........................................     140                   1,090
  Hellenic Duty Free Shops SA .........................     160                   1,902
  Hellenic Petroleum SA ...............................     620                   3,391
  Hellenic Technodomiki SA ............................     400                   2,228
  Hellenic Telecommunications Organization SA .........   1,680                  22,045
  Intracom SA .........................................     380                   5,527
  Lambrakis Press SA ..................................     180                   1,039
  M. J. Maillis SA ....................................     220                   1,352
  National Bank of Greece SA ..........................   1,220                  35,777
  Panafon Hellenic Telecom SA .........................   1,180                   6,393
  Papastratos Cigarettes Co. ..........................     120                   1,361
  Technical Olympic SA ................................     500                   1,143
  Titan Cement Co. ....................................     200                   6,535
  Viohalco, Hellenic Copper and Aluminum Industry SA ..     580                   5,401
----------------------------------------------------------------------------------------------
    Total Greece ..........................................................     163,524
==============================================================================================
HONG KONG - 1.7%
  ASM Pacific Technology, Ltd. ........................   3,000                   5,404
  Bank of East Asia, Ltd. .............................   9,600                  22,278
  Cathay Pacific Airways ..............................  21,000                  28,271
  CLP Holdings, Ltd. ..................................  15,600                  65,603
  Esprit Holdings, Ltd. ...............................   9,000                   9,866
  Giordano International, Ltd. ........................   8,000                   4,205
  Hang Lung Development Co., Ltd. .....................   8,000                   7,795
  Hang Seng Bank, Ltd. ................................  12,100                 124,108
  Henderson Land Development Co., Ltd. ................   9,000                  39,810
  Hong Kong & China Gas Co., Ltd. .....................  36,300                  45,843
  Hongkong & Shanghai Hotels, Ltd. ....................  11,500                   5,308
  Hopewell Holdings, Ltd. .............................   9,000                   5,654
  Hutchison Whampoa, Ltd. .............................  27,000                 272,609
  Hysan Development Co., Ltd. .........................   7,000                   8,930
  Johnson Electronic Holdings, Ltd. ...................  23,000                  31,405

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
HONG KONG - CONTINUED
  Li & Fung, Ltd. .....................................  17,000              $   27,899
  New World Development Co., Ltd. .....................  14,000                  17,052
  Oriental Press Group, Ltd. ..........................  24,000                   3,539
  Pacific Century CyberWorks, Ltd. ....................  92,000                  26,245
  QPL International Holdings, Ltd. (a) ................   5,000                   1,939
  Shangri-La Asia, Ltd. ...............................  14,000                  12,385
  Sino Land Co., Ltd. .................................  24,000                  10,000
  South China Morning Post (Holdings), Ltd. ...........  10,000                   6,603
  Sun Hung Kai Properties, Ltd. .......................  15,000                 135,103
  Swire Pacific, Ltd. .................................  10,000                  51,797
  Television Broadcast, Ltd. ..........................   3,000                  12,616
  Varitronix International, Ltd. ......................   3,000                   1,923
  Wharf (Holdings), Ltd. (The) ........................  16,000                  33,335
----------------------------------------------------------------------------------------------
    Total Hong Kong ..................................................        1,017,525
==============================================================================================

IRELAND - 0.7%
  Allied Irish Banks PLC ..............................   6,341                  70,859
  CRH PLC .............................................   3,715                  62,271
  DCC PLC .............................................     814                   7,580
  eircom PLC ..........................................  15,933                  17,535
  Elan Corp. PLC (a) ..................................   2,378                 146,959
  Greencore Group PLC .................................   1,839                   3,970
  Independent News & Media PLC ........................   4,933                   9,814
  IONA Technologies PLC (a) ...........................     190                   7,318
  Irish Life & Permanent PLC ..........................   2,073                  24,218
  Jefferson Smurfit Group PLC .........................   8,142                  15,026
  Jurys Doyle Hotel Group PLC .........................     567                   4,200
  Kerry Group PLC .....................................   1,242                  14,194
  Ryanair Holdings PLC (a) ............................   2,530                  26,237
  Waterford Wedgwood PLC ..............................   7,063                   6,458
----------------------------------------------------------------------------------------------
    Total Ireland ....................................................          416,639
==============================================================================================

ITALY - 4.0%
  Alitalia SpA (a) ....................................  11,000                  13,410
  Assicurazioni Generali SpA ..........................   8,800                 264,467
  Autogrill SpA .......................................   1,875                  20,206
  Autostrade SpA ......................................   8,303                  53,913
  Banca di Roma SpA (a) ...............................   9,604                  29,269
  Banca Intesa SpA ....................................  36,000                 127,087
  Banca Intesa SpA ....................................   6,000                  13,714
  Banca Popolare di Milano Scrl .......................   1,000                   3,936

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
ITALY - CONTINUED
  Benetton Group SpA (a) .............................    1,500              $   20,114
  Bipop-Carire SpA ...................................   13,534                  50,871
  Bulgari SpA ........................................    2,000                  20,944
  Enel SpA ...........................................   51,239                 156,592
  Eni ................................................   28,250                 344,383
  Fiat SpA ...........................................    2,600                  50,845
  Fiat SpA ...........................................      678                   8,082
  Fiat SpA ...........................................      898                  11,646
  Gruppo Editoriale L'Espresso SpA ...................    2,889                  10,908
  Impregilo SpA ......................................    5,000                   2,743
  Italcementi SpA ....................................    1,500                  11,733
  Italcementi SpA ....................................    1,000                   3,573
  Italgas SpA ........................................    2,569                  22,509
  La Rinascente SpA ..................................    2,500                  10,794
  La Rinascente SpA ..................................    1,000                   3,301
  Mediaset SpA .......................................    8,500                  71,526
  Mediobanca SpA .....................................    4,250                  45,406
  Mondadori (Arnoldo) Editore SpA ....................    2,000                  14,239
  Parmalat Finanziaria SpA (a) .......................    6,500                  17,333
  Pirelli SpA ........................................   14,000                  38,993
  Pirelli SpA ........................................    1,000                   2,582
  Riunione Adriatica di Sicurta SpA ..................    5,000                  61,461
  San Paolo - IMI SpA ................................    9,750                 124,966
  Snia SpA ...........................................    2,500                   4,529
  Societa Assicuratrice Industriale SpA ..............      500                   7,640
  Societa Assicuratrice Industriale SpA ..............      250                   2,059
  Telecom Italia Mobile SpA ..........................   60,000                 305,780
  Telecom Italia SpA .................................    6,500                  31,035
  Telecom Italia SpA .................................   26,000                 233,314
  Tiscali SpA (a) ....................................    1,024                   8,660
  UniCredito Italiano SpA ............................   35,000                 150,223
----------------------------------------------------------------------------------------------
    Total Italy .......................................................       2,374,786
----------------------------------------------------------------------------------------------

JAPAN - 22.3%
  77 Bank, Ltd. ......................................    3,000                  16,959
  ACOM Co., Ltd. .....................................    1,000                  88,281
  Advantest Corp. ....................................      700                  60,000
  Ajinomoto Co., Inc. ................................    5,000                  53,642
  ALPS Electric Co., Ltd. ............................    1,000                   9,317
  Amada Co., Ltd. ....................................    2,000                  10,119
  Amano Corp. ........................................    1,000                   7,505
  Aoyama Trading Co., Ltd. ...........................      500                   6,719

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Asahi Bank, Ltd. (The) ............................    20,000                $ 43,299
  Asahi Breweries, Ltd. .............................     4,000                  44,870
  Asahi Chemical Industry, Ltd. .....................    10,000                  42,016
  Asahi Glass Co., Ltd. .............................     8,000                  66,455
  Asatsu-Dk, Inc. ...................................       400                   8,114
  Ashikaga Bank, Ltd. (a) ...........................     5,000                   7,617
  Autobacs Seven Co., Ltd. ..........................       300                   8,299
  Bank of Fukuoka, Ltd. (The) .......................     4,000                  17,961
  Bank of Yokohama, Ltd. (The) ......................     8,000                  32,586
  Benesse Corp. .....................................       800                  25,081
  Bridgestone Corp. .................................     6,000                  62,783
  Canon, Inc. .......................................     6,000                 242,472
  Casio Computer Co., Ltd. ..........................     2,000                  11,626
  Central Japan Railway Co. .........................        16                  99,426
  Chugai Pharmaceutical Co., Ltd. ...................     2,000                  30,421
  Chuo Mitsui Trust and Banking Co., Ltd. (The) .....     6,000                  10,632
  Citizen Watch Co., Ltd. ...........................     2,000                  12,188
  Cosmo Oil Co., Ltd. ...............................     5,000                  12,428
  Credit Saison Co., Ltd ............................     1,200                  29,154
  CSK Corp. .........................................       500                  15,555
  DAI Nippon Printing Co., Ltd. .....................     5,000                  61,019
  Daicel Chemical Industries, Ltd. ..................     3,000                  10,488
  Daiei, Inc. (The) (a) .............................     5,000                   9,502
  Daifuku Co., Ltd. .................................     1,000                   4,955
  Daiichi Pharmaceutical Co., Ltd. ..................     2,000                  46,265
  Daikin Industries, Ltd. ...........................     2,000                  37,044
  Daikyo, Inc. (a) ..................................     1,000                   1,395
  Daimaru, Inc. (The) ...............................     2,000                   8,387
  Dainippon Ink & Chemicals, Inc. ...................     6,000                  16,838
  Dainippon Screen MFG. Co., Ltd. ...................     1,000                   4,169
  Daito Trust Construction Co., Ltd. ................     1,000                  16,959
  Daiwa Bank, Ltd. (The) ............................    15,000                  19,484
  Daiwa House Industry Co., Ltd. ....................     4,000                  31,367
  Daiwa Kosho Lease Co., Ltd. .......................     1,000                   2,726
  Daiwa Securities Group, Inc. ......................     9,000                  94,174
  Denki Kagaku Kogyo Kabushiki Kaisha ...............     3,000                  10,175
  Denso Corp. .......................................     6,000                 114,500
  East Japan Railway Co. ............................        28                 161,648
  Ebara Corp. .......................................     2,000                  16,534
  Eisai Co., Ltd. ...................................     2,000                  44,822
  FANUC, Ltd. .......................................     1,700                  84,649
  Fuji Machine MFG. Co., Ltd. .......................       400                   7,329
  Fuji Photo Film Co., Ltd. .........................     4,000                 172,553

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                          SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Fuji Soft ABC, Inc. .................................     200                $ 11,755
  Fuji Television Network, Inc. .......................       3                  17,247
  Fujikura, Ltd. ......................................   3,000                  18,282
  Fujitsu, Ltd. .......................................  14,000                 147,055
  Furukawa Electric Co., Ltd. (The) ...................   5,000                  39,891
  Gunma Bank, Ltd. (The) ..............................   4,000                  19,083
  Gunze, Ltd. .........................................   2,000                   8,034
  Hankyu Department Stores, Inc. ......................   1,000                   5,950
  Haseko Corp. (a) ....................................  11,000                   3,793
  Hirose Electric Co., Ltd. ...........................     300                  22,852
  Hitachi Zosen Corp. (a) .............................   7,000                   6,623
  Hitachi, Ltd. .......................................  24,000                 235,736
  Hokuriku Bank, Ltd. (The) (a) .......................   5,000                   9,181
  Honda Motor Co., Ltd. ...............................   7,000                 307,580
  House Food Corp. ....................................   1,000                  10,945
  Hoya Corp. ..........................................     800                  50,675
  INAX Corp. ..........................................   2,000                  13,743
  Isetan Co., Ltd. ....................................   2,000                  21,168
  Ishihara Sangyo Kaisha, Ltd. (a) ....................   3,000                   6,735
  Ishikawajima-Harima Heavy Industries Co., Ltd. ......   9,000                  22,227
  Ito-Yokado Co., Ltd. ................................   3,000                 138,315
  Itochu Corp. ........................................  10,000                  40,652
  Japan Airlines Co., Ltd. ............................  13,000                  41,799
  Japan Energy Corp. ..................................   8,000                  16,935
  Japan Steel Works, Ltd. (a) .........................   3,000                   4,330
  Japan Tobacco, Inc. .................................      14                  96,540
  JGC Corp. ...........................................   2,000                  16,678
  Joyo Bank, Ltd. (The) ...............................   6,000                  17,993
  Jusco Co., Ltd. .....................................   2,000                  44,100
  Kadokawa Shoten Publishing Co., Ltd. ................     200                   3,400
  Kajima Corp. ........................................   7,000                  17,849
  Kaken Pharmaceutical Co., Ltd. ......................   1,000                   8,523
  Kamigumi Co., Ltd. ..................................   2,000                   9,782
  Kanebo, Ltd. (a) ....................................   4,000                  10,456
  Kaneka Corp. ........................................   3,000                  27,158
  Kansai Electric Power Co. (The) .....................   7,000                 118,710
  Kao Corp. ...........................................   4,000                  99,426
  Katokichi Co., Ltd. .................................     400                   9,462
  Kawasaki Heavy Industries, Ltd. (a) .................  10,000                  16,518
  Kawasaki Kisen Kaisha, Ltd. .........................   4,000                   7,601
  Kawasaki Steel Corp. ................................  24,000                  28,481
  Keihin Electric Express Railway Co., Ltd. ...........   4,000                  17,351
  Kikkoman Corp. ......................................   1,000                   6,655

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Kinden Corp. .......................................    2,000                $ 12,428
  Kinki Nippon Railway Co., Ltd. .....................   12,360                  49,553
  Kirin Brewery Co., Ltd. ............................    7,000                  59,551
  Kokuyo Co., Ltd. ...................................    1,000                  10,504
  Komatsu, Ltd. ......................................    7,000                  32,105
  Komori Corp. .......................................    1,000                  13,631
  Konami Co., Ltd. ...................................      800                  36,499
  Konica Corp. .......................................    3,000                  22,034
  Koyo Seiko Co., Ltd. ...............................    1,000                   5,076
  Kubota Corp. .......................................   10,000                  39,770
  Kuraray Co., Ltd. ..................................    3,000                  22,323
  Kureha Chemical Industry Co., Ltd. .................    2,000                   6,511
  Kurita Water Industries, Ltd. ......................    1,000                  13,759
  Kyocera Corp. ......................................    1,300                 114,661
  Kyowa EXEO Corp. ...................................    1,000                   8,155
  Kyowa Hakko Kogyo Co., Ltd .........................    3,000                  19,965
  Maeda Road Construction Co., Ltd. ..................    1,000                   4,009
  Makino Milling Machine Co., Ltd. ...................    1,000                   4,258
  Makita Corp. .......................................    1,000                   6,302
  Marubeni Corp. (a) .................................   11,000                  21,168
  Marui Co., Ltd. ....................................    3,000                  43,299
  Matsushita Electric Industrial Co., Ltd. ...........   15,000                 234,774
  Meiji Milk Products Co., Ltd. ......................    2,000                   7,938
  Meiji Seika Kaisha, Ltd. ...........................    3,000                  15,972
  Meitec Corp. .......................................      300                  10,031
  Minebea Co., Ltd. ..................................    3,000                  19,749
  Mitsubishi Chemical Corp. ..........................   16,000                  42,849
  Mitsubishi Corp. ...................................   11,000                  88,642
  Mitsubishi Electric Corp. ..........................   15,000                  74,329
  Mitsubishi Estate Co., Ltd. ........................    9,000                  82,772
  Mitsubishi Gas Chemical Co., Inc. ..................    3,000                  12,051
  Mitsubishi Heavy Industries, Ltd. ..................   24,000                 109,497
  Mitsubishi Logistics Corp. .........................    1,000                   9,109
  Mitsubishi Materials Corp. .........................    8,000                  17,127
  Mitsubishi Paper Mills, Ltd. .......................    2,000                   3,464
  Mitsubishi Rayon Co., Ltd. .........................    4,000                  14,208
  Mitsubishi Tokyo Financial Group, Inc. .............       41                 341,906
  Mitsui & Co., Ltd. .................................   11,000                  74,000
  Mitsui Engineering & Shipbuilding Co., Ltd. (a) ....    6,000                   9,285
  Mitsui Fudosan Co., Ltd. ...........................    6,000                  64,659
  Mitsui Marine & Fire Insurance Co., Ltd. ...........    5,000                  25,578
  Mitsui Mining & Smelting Co., Ltd. .................    4,000                  17,672
  Mitsukoshi, Ltd. ...................................    3,000                  12,436

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Mizuho Holdings, Inc. ..............................       65                $302,288
  Mori Seiki Co., Ltd. ...............................    1,000                   8,179
  Murata Manufacturing Co., Ltd. .....................    1,700                 113,001
  Mycal Corp. ........................................    2,000                   2,181
  Namco, Ltd. ........................................      400                   7,184
  NEC Corp. ..........................................   12,000                 162,129
  NGK Insulators, Ltd. ...............................    2,000                  17,560
  NGK Spark Plug Co., Ltd. ...........................    2,000                  18,763
  Nichiei Co., Ltd. ..................................      600                   5,244
  Nichirei Corp. .....................................    2,000                   7,649
  Nidec Corp. ........................................      400                  20,815
  Nikon Corp. ........................................    3,000                  28,481
  Nintendo Co., Ltd. .................................    1,000                 182,014
  Nippon COMSYS Corp. ................................    1,000                  13,551
  Nippon Express Co., Ltd. ...........................    8,000                  36,114
  Nippon Light Metal Co., Ltd. .......................    5,000                   5,773
  Nippon Meat Packers, Inc. ..........................    2,000                  24,231
  Nippon Mitsubishi Oil Corp. ........................   10,000                  56,448
  Nippon Sheet Glass Co., Ltd. .......................    3,000                  17,464
  Nippon Shinpan Co., Ltd. ...........................    2,000                   3,977
  Nippon Shokubai Co., Ltd. ..........................    1,000                   4,474
  Nippon Steel Corp. .................................   48,000                  72,741
  Nippon Suisan Kaisha, Ltd. .........................    2,000                   3,865
  Nippon Telegraph and Telephone Corp. ...............       91                 474,279
  Nippon Unipac Holding ..............................        7                  39,289
  Nippon Yusen Kabushiki Kaisha ......................    9,000                  35,649
  Nishimatsu Construction Co., Ltd. ..................    2,000                   7,730
  Nissan Motor Co., Ltd ..............................   28,000                 193,304
  Nisshin Flour Milling Co., Ltd .....................    2,000                  14,882
  Nisshinbo Industries, Inc. .........................    2,000                  10,327
  Nissin Food Products Co., Ltd. .....................      900                  18,763
  Nitto Denko Corp. ..................................    1,200                  34,639
  NOF Corp. ..........................................    2,000                   4,362
  Nomura Securities Co., Ltd. (The) ..................   14,000                 268,290
  Noritake Co., Ltd. .................................    1,000                   5,501
  NSK, Ltd. ..........................................    4,000                  17,287
  NTN Corp. ..........................................    3,000                   8,323
  Obayashi Corp. .....................................    5,000                  19,444
  Oji Paper Co., Ltd .................................    7,000                  34,631
  Okuma Corp. ........................................    1,000                   2,582
  Okumura Corp. ......................................    2,000                   7,361
  Olympus Optical Co., Ltd. ..........................    2,000                  32,041
  Omron Corp. ........................................    2,000                  36,162

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Onward Kashiyama Co., Ltd. .........................    1,000                $ 10,841
  Orient Corp. (a) ...................................    3,000                   5,581
  Oriental Land Co., Ltd. ............................      700                  51,974
  Orix Corp. .........................................      600                  58,357
  Osaka Gas Co., Ltd .................................   17,000                  54,797
  OYO Corp. ..........................................      300                   4,311
  Penta-Ocean Construction Co., Ltd. .................    3,000                   4,113
  Pioneer Corp. ......................................    1,000                  30,389
  Promise Co., Ltd. ..................................      900                  74,185
  Rohm Co., Ltd. .....................................      800                 124,315
  Sanden Corp. .......................................    1,000                   4,009
  Sankyo Co., Ltd. ...................................    3,000                  54,123
  Sanrio Co., Ltd. ...................................      600                   7,890
  Sanwa Shutter Corp. ................................    2,000                   5,597
  Sanyo Electric Co., Ltd ............................   13,000                  82,139
  Sapporo Breweries, Ltd. ............................    2,000                   6,415
  Secom Co., Ltd. ....................................    1,500                  83,710
  Sega Corp. (a) .....................................    1,200                  21,264
  Seino Transportation Co., Ltd. .....................    1,000                   6,503
  Seiyu, Ltd. (The) (a) ..............................    2,000                   5,950
  Sekisui Chemical Co., Ltd. .........................    4,000                  16,550
  Sekisui House, Ltd. ................................    5,000                  42,457
  Sharp Corp. ........................................    8,000                 109,048
  Shimachu Co., Ltd. .................................      400                   5,921
  Shimamura Co., Ltd. ................................      200                  10,424
  Shimano, Inc. ......................................    1,000                  14,738
  Shimizu Corp. ......................................    6,000                  24,488
  Shin-Etsu Chem Co., Ltd. ...........................    3,000                 110,171
  Shionogi & Co., Ltd. ...............................    2,000                  41,695
  Shiseido Co., Ltd. .................................    3,000                  28,144
  Shizuoka Bank, Ltd. (The) ..........................    5,000                  41,935
  Sho-Bond Corp. .....................................      200                   2,240
  Showa Denko K.K. (a) ...............................    8,000                  11,418
  Showa Shell Sekiyu K.K. ............................    3,000                  17,488
  Skylark Co., Ltd. ..................................    1,000                  28,465
  SMC Corp. ..........................................      500                  53,522
  Snow Brand Milk Products Co., Ltd. .................    2,000                   6,575
  Softbank Corp. .....................................    2,400                  78,707
  Sony Corp. .........................................    6,500                 427,372
  Sumitomo Bank, Ltd. (The) ..........................   40,000                 330,352
  Sumitomo Chemical Co., Ltd. ........................   12,000                  54,171
  Sumitomo Corp. .....................................    8,000                  55,999
  Sumitomo Electric Industries, Ltd. .................    5,000                  56,689

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                          SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Sumitomo Forestry Co., Ltd. ......................      1,000                $  6,374
  Sumitomo Heavy Industries, Ltd. ..................      4,000                   5,581
  Sumitomo Marine & Fire Insurance Co., Ltd. .......      5,000                  27,944
  Sumitomo Metal Industries, Ltd. (a) ..............     27,000                  16,237
  Sumitomo Metal Mining Co., Ltd. ..................      4,000                  18,699
  Sumitomo Osaka Cement Co., Ltd. ..................      3,000                   6,254
  Taiheiyo Cement Corp. ............................      7,000                  14,818
  Taisei Corp. .....................................      7,000                  17,063
  Taisho Pharmaceutical Co., Ltd. ..................      2,000                  37,606
  Taiyo Yuden Co., Ltd. ............................      1,000                  26,621
  Takara Shuzo Co., Ltd. ...........................      2,000                  26,348
  Takashimaya Co., Ltd. ............................      2,000                  13,952
  Takeda Chemical Industries, Ltd. .................      6,000                 279,035
  Takefuji Corp. ...................................      1,000                  90,847
  Takuma Co., Ltd. .................................      1,000                  10,023
  Teijin, Ltd. .....................................      6,000                  33,725
  Teikoku Oil Co., Ltd. ............................      2,000                   9,911
  Terumo Corp. .....................................      1,500                  27,543
  Tobu Railway Co., Ltd. ...........................      6,000                  19,196
  Toda Corp. .......................................      2,000                   6,944
  Toei Co., Ltd. ...................................      1,000                   3,544
  Toho Co., Ltd. ...................................        100                  11,947
  Tohoku Elecric Power Co., Inc. ...................      3,600                  58,742
  Tokio Marine & Fire Insurance Co., Ltd. ..........     11,000                 102,754
  Tokyo Dome Corp. (a) .............................      1,000                   2,967
  Tokyo Electric Power Co., Inc. (The) .............      9,600                 248,630
  Tokyo Electron, Ltd. .............................      1,200                  72,645
  Tokyo Gas Co., Ltd. ..............................     20,000                  60,778
  Tokyo Style Co., Ltd. ............................      1,000                  11,145
  Tokyu Corp. ......................................      8,000                  43,619
  Toppan Printing Co., Ltd. ........................      5,000                  51,437
  Toray Industries, Inc. ...........................     10,000                  39,931
  Toshiba Corp. ....................................     23,000                 121,532
  Tosoh Corp. ......................................      4,000                  11,675
  Tostem Corp. .....................................      2,000                  32,875
  Toto, Ltd. .......................................      3,000                  20,904
  Toyo Seikan Kaisha, Ltd. .........................      2,000                  28,641
  Toyobo Co., Ltd. .................................      5,000                  10,103
  Toyota Motor Corp. ...............................     26,100                 918,722
  Trans Cosmos, Inc. ...............................        200                   8,098
  Tsubakimoto Chain Co. ............................      1,000                   3,231
  Ube Industries, Ltd. .............................      6,000                  12,124

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
JAPAN - CONTINUED
  UFJ Holdings, Inc. ..................................       1             $     4,950
  Uni-Charm Corp. .....................................     500                  16,197
  UNY Co., Ltd. .......................................   1,000                  10,199
  Wacoal Corp. ........................................   1,000                  10,704
  World Co., Ltd. .....................................     400                  12,829
  Yakult Honsha Co., Ltd. .............................   1,000                  10,785
  Yamaha Corp. ........................................   1,000                  10,079
  Yamanouchi Pharmaceutical Co., Ltd. .................   3,000                  84,192
  Yamato Transport Co., Ltd. ..........................   3,000                  62,903
  Yamazaki Baking Co., Ltd. ...........................   2,000                  14,577
  Yokogawa Electric Corp. .............................   2,000                  17,800
----------------------------------------------------------------------------------------------
    Total Japan ........................................................     13,133,369
==============================================================================================

Netherlands - (5.5% of portfolio)
  ABN AMRO Holding NV .................................  11,229                 210,940
  Aegon NV ............................................  10,093                 284,101
  Akzo Nobel NV .......................................   2,186                  92,530
  ASM Lithography Holding NV (a) ......................   3,113                  69,811
  Buhrmann NV .........................................     762                   7,186
  Elsevier NV .........................................   5,461                  67,960
  Getronics NV ........................................   2,511                  10,416
  Hagemeyer NV ........................................     796                  15,330
  Heineken NV .........................................   3,220                 129,837
  IHC Caland NV .......................................     209                  10,527
  ING Groep NV ........................................   7,363                 481,208
  KLM Royal Dutch Airlines (a) ........................     458                   8,065
  Koniklijke (Royal) Philips Electronics NV ...........   9,595                 254,325
  Koninklijke (Royal) KPN NV ..........................   9,200                  52,182
  Koninklijke Ahold NV ................................   6,244                 195,580
  Koninklijke Vopak NV ................................     389                   7,986
  Oce NV ..............................................     644                   6,760
  Qiagen NV (a) .......................................   1,151                  25,334
  Royal Dutch Petroleum Co. ...........................  16,025                 922,232
  Royal Vendex KBB NV .................................     684                   8,686
  TNT Post Group NV ...................................   3,650                  76,168
  Unilever NV .........................................   4,271                 255,990
  Vedior NV ...........................................     794                   7,192
  Wolters Kluwer NV ...................................   2,083                  55,988
----------------------------------------------------------------------------------------------
    Total Netherlands ...................................................     3,256,334
----------------------------------------------------------------------------------------------

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
NEW ZEALAND - 0.1%
  Auckland International Airport, Ltd. ...............    4,100                $  6,261
  Carter Holt Harvey, Ltd. ...........................   15,921                  10,877
  Contact Energy, Ltd. ...............................    5,700                   6,872
  Fisher & Paykel Industries, Ltd. ...................    1,158                   5,491
  Fletcher Building, Ltd. ............................    6,514                   6,204
  Fletcher Challenge Forests (a) .....................    8,380                   1,010
  Telecom Corp. of New Zealand, Ltd. .................   16,275                  36,822
  Warehouse Group, Ltd. (The) ........................    2,800                   6,132
----------------------------------------------------------------------------------------------

    Total New Zealand ....................................................       79,669
==============================================================================================

NORWAY - 0.5%
  Bergesen d.y. ASA ..................................      400                   7,284
  Bergesen d.y. ASA ..................................      200                   3,449
  Den Norsske Bank ...................................    6,205                  26,919
  Elkem ASA ..........................................      400                   6,620
  Frontline, Ltd. ....................................      591                  10,129
  Kvaerner ASA, Series A (a) .........................      900                   6,315
  Merkantildata ASA (a) ..............................    1,600                   2,657
  Nera ASA ...........................................    1,093                   3,302
  Norsk Hydro ASA ....................................    2,220                  94,050
  Norske Skogindustrier ASA ..........................      950                  14,399
  Opticom ASA (a) ....................................      106                   6,745
  Orkla ASA ..........................................    1,800                  32,585
  Petroleum Geo-Services ASA (a) .....................      900                   9,110
  SAS Norge ASA, Series B ............................      400                   3,663
  Schibsted ASA ......................................      600                   5,945
  Smedvig ASA, Series A ..............................      500                   4,552
  Smedvig ASA, Series B ..............................      200                   1,607
  Storebrand ASA .....................................    2,400                  17,096
  Tandberg ASA (a) ...................................      492                   6,245
  Telenor ASA ........................................    4,196                  17,304
  Tomra Systems ASA ..................................    1,468                  23,116
----------------------------------------------------------------------------------------------
    Total Norway .........................................................      303,092
==============================================================================================

PORTUGAL - 0.5%
  Banco Comercial Portugues SA .......................   16,983                  63,260
  Banco Espirto Santo SA .............................    1,428                  19,523
  BPI - SGPS SA ......................................    6,160                  14,289
  Brisa-Auto Estrada de Portugal SA ..................    2,294                  19,420
  CIMPOR-Cimentos de Portugal, SGPS SA ...............      960                  18,611

xviii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
PORTUGAL - CONTINUED
  Electridade de Portugal SA ........................    21,905                $ 52,294
  Jeronimo Martins SGPS SA ..........................       929                   5,977
  Portgal Tcom Sgps (a) .............................     9,191                   1,245
  Portucel-Empresa Produtora de Pasta e Papel, SA ...     4,215                   3,390
  Portugal Telecom SGPS SA ..........................     9,191                  64,114
  Sonae, S.G.P.S. SA ................................    19,668                  14,319
----------------------------------------------------------------------------------------------
    Total Portugal .......................................................      276,442
==============================================================================================
Singapore - 0.9%
  Brierley Investments, Ltd. (a) ....................    13,416                   3,558
  Capitaland, Ltd. ..................................    15,000                  20,582
  Chartered Semiconductor Manufacturing, Ltd. (a) ...     8,000                  20,022
  City Developments, Ltd. ...........................     6,000                  23,217
  Comfort Group, Ltd. ...............................     8,000                   2,722
  Creative Technology, Ltd. .........................     1,000                   8,398
  Cycle & Carriage, Ltd. ............................     2,000                   3,513
  DBS Group Holdings, Ltd. ..........................    10,000                  73,547
  First Capital Corp., Ltd. .........................     4,000                   3,227
  Fraser & Neave, Ltd. ..............................     2,000                   8,727
  Haw Par Corp., Ltd. ...............................     1,000                   2,382
  Hotel Properties, Ltd. ............................     4,000                   3,140
  Keppel Corp., Ltd. ................................     6,000                  11,921
  Neptune Orient Lines, Ltd. (a) ....................     9,000                   6,916
  OMNI Industries, Ltd. .............................     3,000                   6,652
  Oversea-Chinese Banking Corp., Ltd. ...............    10,000                  65,314
  Overseas Union Enterprise, Ltd. ...................     1,000                   4,528
  Parkway Holdings, Ltd. ............................     6,000                   3,096
  SembCorp Industries, Ltd. .........................    12,000                  10,604
  Singapore Airlines, Ltd. ..........................     9,000                  62,241
  Singapore Computer Systems, Ltd. ..................     1,000                     983
  Singapore Press Holdings, Ltd. ....................     3,000                  32,932
  Singapore Technologies Engineering, Ltd. ..........    21,000                  29,737
  Singapore Telecommunications, Ltd. ................    46,000                  47,970
  Straits Trading Co., Ltd. (The) ...................     3,000                   2,898
  United Industrial Corp., Ltd. .....................    10,000                   4,665
  United Overseas Bank, Ltd. ........................     8,000                  50,495
  United Overseas Land, Ltd. ........................     4,000                   4,106
  Venture Manufacturing (Singapore), Ltd. ...........     2,000                  13,282
  Wing Tai Holdings, Ltd. ...........................     5,000                   2,429
----------------------------------------------------------------------------------------------
    Total Singapore ......................................................      533,804
==============================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
SPAIN - 2.9%
  Acerinox SA ..........................................    453              $   12,579
  ACS SA ...............................................    490                  13,581
  Altadis SA, Series A .................................  2,337                  33,317
  Autopistas, Concesionaria Espanola SA ................  2,048                  18,621
  Azucarera Ebro Agricolas SA ..........................    785                   8,812
  Banco Bilbao Vizcaya Argentaria SA ................... 23,528                 304,347
  Banco Santander Central Hispano SA ................... 33,244                 301,133
  Corporacion Mapfre, Compania Internacional de
    Reaseguros SA ......................................    463                   9,677
  Cortefiel SA .........................................    386                   5,424
  Empresa Nacional de Electricidad SA ..................  7,795                 124,325
  Fabrica Espanola de Productos Quimicos y
    Farmaceuticos SA ...................................    324                   3,843
  Fabrica Espanola de Productos Quimicos y
    Farmaceuticos SA (a) ...............................     32                     379
  Fomento de Construcciones y Contratas SA .............    884                  16,838
  Gas Natural SDG SA ...................................  3,297                  53,310
  Grupo Dragados SA ....................................  1,405                  17,663
  Grupo Empresarial Ence SA ............................    249                   3,312
  Iberdrola SA .........................................  6,637                  85,123
  Inmobiliaria Urbis SA (a) ............................    998                   3,777
  Metrovacesa SA .......................................    534                   7,595
  Portland Valderrivas SA ..............................    213                   4,634
  Prosegur, CIA de Seguridad SA ........................    442                   5,706
  Repsol YPF SA ........................................  8,988                 148,374
  Sociedad General de Aguas de Barcelona ...............  1,140                  15,702
  Sol Melia SA .........................................  1,413                  12,512
  Telefonica SA ........................................ 33,239                 409,704
  TelePizza SA (a) .....................................  2,099                   3,909
  Union Electrica Fenosa SA ............................  2,331                  43,512
  Uralita SA ...........................................    497                   2,588
  Vallehermoso SA ......................................    950                   6,056
  Viscofan, Industria Navarra De Envolturas
    Celulosicas SA .....................................    478                   1,902
  Zardoya Otis SA ......................................  1,147                  10,293
  Zeltia SA ............................................  1,629                  16,576
----------------------------------------------------------------------------------------------
    Total Spain ........................................................      1,705,124
==============================================================================================

SWEDEN - 2.2%
  Assa Abloy AB, Series B .........................       2,600                  37,143
  AssiDoman AB ....................................         800                  16,610
  Atlas Copco AB, Series A ........................       1,100                  21,777
  Atlas Copco AB, Series B ........................         600                  11,631
  Drott AB, Series B ..............................         800                   8,342
  Electrolux AB ...................................       2,800                  38,714

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
SWEDEN - CONTINUED
  Gambro AB, Series A ................................    2,000              $   12,218
  Gambro AB, Series B ................................      800                   4,851
  Hennes & Mauritz AB (H&M), Series B ................    6,300                 107,942
  Modern Times Group MTG AB (a) ......................      542                  12,199
  NetCom AB, Series B (a) ............................    1,100                  35,723
  Nordea AB ..........................................   22,500                 128,158
  OM Gruppen AB ......................................      700                   8,875
  Sandvik AB .........................................    2,000                  40,239
  Sapa AB ............................................      300                   4,382
  Securitas AB, Series B .............................    2,800                  49,003
  Skandia Forsakrings AB .............................    7,800                  71,658
  Skandinaviska Enskilda Banken (SEB), Series A ......    5,400                  51,346
  Skanska AB .........................................    3,600                  34,065
  SKF AB, Series A ...................................      400                   5,843
  SKF AB, Series B ...................................      400                   6,302
  SSAB Svenskt Stal AB, Series A .....................      800                   6,908
  SSAB Svenskt Stal AB, Series B .....................      200                   1,654
  Svenska Cellulosa AB (SCA), Series B ...............    1,800                  38,117
  Svenska Handelsbanken AB, Series A .................    4,900                  70,000
  Svenska Handelsbanken AB, Series B .................      600                   8,406
  Swedish Match AB ...................................    3,000                  14,056
  Telefonaktiebolaget LM Ericsson AB, Series B .......   61,100                 333,986
  Telia AB ...........................................   11,400                  57,602
  Trelleborg AB, Series B ............................    1,000                   7,533
  Volvo AB, Series A .................................    1,100                  16,068
  Volvo AB, Series B .................................    2,300                  34,442
  WM-Data AB, Series B ...............................    3,000                   8,902
----------------------------------------------------------------------------------------------
    Total Sweden .........................................................    1,304,695
----------------------------------------------------------------------------------------------

SWITZERLAND - 6.5%
  ABB, Ltd. ..........................................    8,800                 133,174
  Adecco SA ..........................................    1,400                  65,897
  Ascom Holding AG ...................................      186                   8,579
  Charles Voegele Holding AG .........................       90                  10,015
  Credit Suisse Group ................................    2,240                 368,275
  Forbo Holding AG ...................................       10                   4,245
  Georg Fischer AG ...................................       30                   7,219
  Givaudan AG ........................................       64                  17,751
  Holcim, Ltd. (a) ...................................      450                  22,082
  Holcim, Ltd. (a) ...................................      200                  40,727
  Jelmoli Holding AG .................................       10                   2,509
  Kudelski SA (a) ....................................      342                  28,732

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
SWITZERLAND - CONTINUED
  Kuoni Reisen Holding AG, Series B ..................       30             $    11,617
  Logitech International SA (a) ......................       43                  13,780
  Lonza AG ...........................................       53                  30,933
  Nestle SA (a) ......................................    2,900                 616,350
  Novartis AG ........................................   21,520                 778,853
  PubliGoupe SA ......................................       25                   8,846
  Roche Holding AG ...................................    1,200                  97,810
  Roche Holding AG ...................................    5,241                 377,616
  SAirGroup ..........................................      130                   7,812
  Schindler Holding AG ...............................        5                   5,564
  SGS Societe Generale de Surveillance Holding SA ....       80                  14,466
  Sulzer AG ..........................................       30                   9,547
  Swatch Group AG ....................................      100                  21,281
  Swatch Group AG ....................................       30                  30,044
  Swiss Re ...........................................      105                 209,842
  Swisscom AG ........................................      540                 128,589
  Syngenta AG (a) ....................................      929                  48,844
  UBS AG .............................................    3,307                 473,781
  Unaxis Holding AG ..................................      109                  15,343
  Valora Holding AG ..................................       40                   7,099
  Zurich Financial Services AG .......................      621                 211,796
----------------------------------------------------------------------------------------------
    Total Switzerland ..................................................      3,829,018
==============================================================================================

UNITED KINGDOM - 19.2%
  3i Group PLC .......................................    4,142                  62,098
  Abbey National PLC .................................    9,707                 169,966
  Airtours PLC .......................................    3,353                  13,628
  AMEC PLC ...........................................    1,722                  12,230
  Amvescap PLC .......................................    5,118                  88,895
  ARM Holdings PLC (a) ...............................    6,750                  25,489
  AstraZeneca Group PLC ..............................   12,051                 561,505
  AWG PLC ............................................    1,859                  15,687
  BAA PLC ............................................    7,137                  66,247
  BAE Systems PLC ....................................   20,488                  98,113
  Balfour Beatty PLC .................................    3,155                   8,841
  Barclays PLC .......................................   11,308                 346,698
  Barratt Developments PLC ...........................    1,755                   8,861
  Bass PLC ...........................................    5,983                  62,520
  BBA Group PLC ......................................    3,427                  12,073
  Berkeley Group PLC (The) ...........................      868                   8,771
  BG Group PLC .......................................   23,917                  94,267
  Blue Circle Industries PLC .........................    4,312                  29,852

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  BOC Group PLC ...................................       3,359             $    49,131
  Boots Co. PLC ...................................       6,137                  51,873
  BP Amoco PLC ....................................     154,290               1,268,327
  British Airways PLC .............................       7,384                  35,724
  British America Tobacco PLC .....................      14,862                 112,870
  British Land Co. PLC (The) ......................       3,536                  24,119
  British Sky Broadcasting PLC (a) ................      12,608                 121,286
  British Telecom .................................      13,419                  79,264
  British Telecommunications PLC ..................      44,730                 281,200
  BTG PLC .........................................         807                  13,279
  Bunzl PLC .......................................       3,311                  22,631
  Cadbury Schweppes PLC ...........................      13,871                  93,542
  Canary Wharf Finance PLC (a) ....................       4,687                  36,519
  Capita Group PLC ................................       4,702                  30,585
  Caradon PLC .....................................       3,505                   7,912
  Carlton Communications PLC ......................       4,215                  19,918
  Celltech Group PLC (a) ..........................       1,857                  31,288
  Centrica PLC ....................................      27,383                  87,517
  CGNU PLC ........................................      15,343                 212,116
  Chubb PLC .......................................       5,654                  13,220
  CMG PLC .........................................       4,112                  17,985
  Compass Group PLC ...............................      15,038                 120,340
  Corus Group PLC .................................      21,297                  18,196
  De La Rue PLC ...................................       1,443                  10,675
  Diageo PLC ......................................      23,421                 256,927
  Dixons Group PLC ................................      13,066                  42,816
  Eidos (a) .......................................         335                     419
  Eidos PLC (a) ...................................       1,005                   3,491
  Electrocomponents PLC ...........................       2,962                  22,412
  EMI Group PLC ...................................       5,381                  30,423
  Exel PLC ........................................       2,028                  21,662
  FKI PLC .........................................       3,925                  15,511
  George Wimpey PLC ...............................       2,782                   7,483
  GKN PLC .........................................       4,927                  47,258
  GlaxoSmithKline PLC .............................      42,433               1,193,556
  Granada Compass PLC .............................      18,890                  39,651
  Great Portland Estates PLC ......................       1,607                   6,396
  Great Universal Stores PLC (The) ................       6,864                  58,742
  Halifax Group PLC ...............................      15,332                 177,247
  Hammerson PLC ...................................       1,919                  12,955
  Hanson PLC ......................................       5,016                  36,930
  Hays PLC ........................................      11,805                  30,424
  Hilton Group PLC ................................      10,266                  34,507


                                                                           xxiii

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES                  VALUE
----------------------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  HSBC Holdings PLC                                      63,238                $749,302
  IMI PLC ..........................................      2,781                   8,800
  Imperial Chemical Industries PLC .................      4,967                  29,130
  International Power PLC ..........................      7,624                  32,140
  Invensys PLC .....................................     23,883                  45,345
  J Sainsbury PLC ..................................     13,147                  81,957
  Johnson Matthey PLC ..............................      1,513                  22,811
  Kidde PLC ........................................      6,995                   8,018
  Kingfisher PLC ...................................      9,524                  51,536
  Land Securities PLC ..............................      3,573                  43,919
  Lattice Group PLC ................................     24,075                  53,751
  Legal & General Group PLC ........................     35,109                  79,621
  Lloyds TSB Group PLC .............................     37,573                 375,976
  Logica PLC .......................................      3,016                  36,606
  London Bridge Software Holdings PLC ..............      1,274                   2,688
  Marconi PLC ......................................     18,973                  67,510
  Marks & Spencer PLC ..............................     19,561                  72,078
  Misys PLC ........................................      3,938                  27,526
  National Grid Group PLC ..........................     10,131                  74,661
  Nycomed Amersham PLC .............................      4,337                  31,413
  P & O Princess Cruises PLC .......................      5,003                  26,034
  Pace Micro Technology PLC ........................      1,755                   9,429
  Pearson PLC ......................................      5,441                  89,684
  Peninsular & Oriental Sream Navigation Co. .......      4,636                  17,343
  Pilkington PLC ...................................      8,583                  12,131
  Provident Financial PLC ..........................      1,694                  17,713
  Prudential PLC ...................................     13,514                 163,642
  Psion PLC ........................................      3,096                   3,919
  Railtrack Group PLC ..............................      3,517                  16,521
  Rank Group PLC ...................................      4,123                  12,525
  Reed International PLC ...........................      8,604                  76,234
  Rentokil Initial PLC .............................     14,269                  48,364
  Reuters Group PLC ................................      9,745                 126,501
  Rexam PLC ........................................      3,115                  13,537
  Rio Tinto PLC ....................................      7,402                 131,376
  RMC Group PLC ....................................      1,803                  17,370
  Royal Bank of Scotland Group PLC .................     18,270                 402,640
  Sage Group PLC (The) .............................      8,653                  30,911
  Schroders PLC ....................................      2,042                  23,477
  ScottishPower PLC ................................     12,613                  92,775
  Slough Estates PLC ...............................      2,824                  13,682
  Smith & Nephew PLC ...............................      6,634                  34,428

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES/
                                                       FACE AMOUNT               VALUE
----------------------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  Smiths Group PLC ..................................     3,780             $    43,859
  Smiths Group PLC (a) ..............................     4,947                       0
  SSL International PLC .............................     1,525                  10,724
  Stagecoach Holdings PLC ...........................    10,430                  11,552
  Tate & Lyle PLC ...................................     3,287                  12,944
  Taylor Woodrow PLC ................................     2,879                   7,896
  Tesco PLC .........................................    46,963                 169,415
  Unilever PLC ......................................    19,867                 167,366
  United Utilities PLC ..............................     3,772                  35,729
  Vodafone Group PLC ................................   448,723                 993,958
  Wolseley PLC ......................................     4,153                  31,015
  WPP Group PLC .....................................     7,537                  74,200
----------------------------------------------------------------------------------------------
    Total United Kingdom ...............................................     11,317,750
==============================================================================================
    TOTAL COMMON STOCKS (COST $62,297,383) .............................     54,186,163
==============================================================================================

PREFERRED STOCKS (0.3% OF PORTFOLIO)
AUSTRALIA - 0.2%
  News Corp., Ltd. (The) ............................    12,615                 101,083
----------------------------------------------------------------------------------------------
    Total Australia ....................................................        101,083
==============================================================================================
FRANCE - 0.0%
  Etablissements Economiques du Casino
    Guichard-Perrachon SA ...........................       123                   7,081
----------------------------------------------------------------------------------------------
    Total France .......................................................          7,081
==============================================================================================

GERMANY - 0.1%
  Boss Hugo AG ......................................        52                  14,505
  Dyckerhoff AG .....................................       400                   7,419
  Volkswagen AG .....................................       800                  24,381
----------------------------------------------------------------------------------------------
    Total Germany ......................................................         46,305
==============================================================================================
    TOTAL PREFERRED STOCKS (COST $149,374) .............................        154,469
==============================================================================================

WARRANTS (0.0% OF PORTFOLIO)
FRANCE - 0.0%
  Casino Guichard Perrach (a) .......................        65                     327
----------------------------------------------------------------------------------------------
    Total France .......................................................            327
==============================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2001
(UNAUDITED)

                                                         SHARES/
                                                       FACE AMOUNT               VALUE
----------------------------------------------------------------------------------------------
WARRANTS - CONTINUED
HONG KONG - 0.0%
  QPL International Holdings, Ltd. (a) ..........         1,000              $       80
----------------------------------------------------------------------------------------------
    Total Hong Kong .......................................................          80
==============================================================================================
    TOTAL WARRANTS (COST $916) ............................................         407
==============================================================================================

REPURCHASE AGREEMENT (22.0% OF PORTFOLIO)
  State Street Bank and Trust Co., 3.80%,
    due 07/02/01 (b) ............................  $12,931,000               12,931,000
----------------------------------------------------------------------------------------------

    TOTAL REPURCHASE AGREEMENT (COST $12,931,000) .........................  12,931,000
==============================================================================================

SHORT TERM INVESTMENTS (25.5% OF PORTFOLIO)
  AIM Short Term Investment Prime Portfolio .....     2,569,394               2,569,394
  Money Market Obligations Trust ................     2,813,375               2,813,375
  State Street Navigator Securities Lending
    Prime Portfolio (c) .........................     9,627,515               9,627,515
----------------------------------------------------------------------------------------------

    TOTAL SHORT TERM INVESTMENTS (COST $15,010,284) .......................  15,010,284
==============================================================================================

TOTAL INVESTMENTS (COST $90,388,957) - 139.8% ............................. $82,282,323
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - (39.8)% .............................. (23,406,871)
----------------------------------------------------------------------------------------------
NET ASSETS - 100.0% ....................................................... $58,875,452
==============================================================================================


(a) Non-income producing security.
(b) 06/29/01 Repurchase agreement collateralized by $12,655,000 Federal National Mortgage Association Bond, 6.375% due 01/16/02, with a value of $13,191,395.
(c) Security represents investment made with cash collateral received from securities loaned.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES


                                                                                 AS OF
                                                                             JUNE 30, 2001
                                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------
ASSETS
Investments at market (identified cost $90,388,957) ....................     $ 82,282,323
Cash ...................................................................          353,490
Foreign currency at market (cost $547,339) .............................          531,530
Receivables
  Investments sold .....................................................           37,295
  Dividends and interest ...............................................           50,540
  Margin variation .....................................................           20,159
--------------------------------------------------------------------------------------------
    Total assets .......................................................       83,275,337
--------------------------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on forward currency exchange contracts .........           69,162
Payables
  Investments purchased ................................................            3,181
  Management fees (Note 4) .............................................            7,244
  Upon return of securities loaned .....................................        9,627,515
  Sub-custodian bank ...................................................       14,692,783
--------------------------------------------------------------------------------------------
    Total liabilities ..................................................       24,399,885
--------------------------------------------------------------------------------------------
NET ASSETS .............................................................     $ 58,875,452
============================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital ........................................................       67,010,235
Net unrealized depreciation on investments, foreign currency,
  Forward currency exchange rate and futures contracts .................       (8,134,783)
--------------------------------------------------------------------------------------------
NET ASSETS .............................................................     $ 58,875,452
============================================================================================



                                                                           XXVII



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


STATEMENT OF OPERATIONS


                                                                         FOR THE
                                                                      PERIOD ENDED
                                                                      JUNE 30, 2001
                                                                       (UNAUDITED)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $158,473) .........     $    616,236
  Interest ......................................................           97,424
-------------------------------------------------------------------------------------
Total investment income .........................................          713,660
-------------------------------------------------------------------------------------
Expenses
  Management fees (Note 4) ......................................           50,437
-------------------------------------------------------------------------------------
Total expenses ..................................................           50,437
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME ...........................................          663,223
=====================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
  Investments and foreign currency transactions .................         (832,203)
  Futures contracts .............................................         (332,614)
-------------------------------------------------------------------------------------
Net realized loss ...............................................       (1,164,817)
-------------------------------------------------------------------------------------
Net change in unrealized depreciation on:
  Investments and foreign currency transactions .................      (10,513,769)
  Futures contracts .............................................          (11,535)
-------------------------------------------------------------------------------------
Net change in unrealized depreciation ...........................      (10,525,304)
-------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ................................      (11,690,121)
-------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................     $(11,026,898)
=====================================================================================


XXVIII


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


STATEMENTS OF CHANGES IN NET ASSETS


                                                                      FOR THE SIX
                                                                      MONTHS ENDED         FOR THE
                                                                      JUNE 30, 2001      PERIOD ENDED
                                                                       (UNAUDITED)    DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ...........................................     $    663,223      $     91,845
Net realized loss ...............................................       (1,164,817)         (336,836)
Net change in unrealized appreciation (depreciation) ............      (10,525,304)          936,550
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from operations .........      (11,026,898)          691,559
-----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Proceeds from contributions .....................................       28,672,979        97,123,134
Fair value of withdrawals .......................................      (46,390,437)      (10,194,885)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from capital transactions .....................................      (17,717,458)       86,928,249
-----------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .........................      (28,744,356)       87,619,808
-----------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period .............................................       87,619,808                --
-----------------------------------------------------------------------------------------------------------
END OF PERIOD ...................................................     $ 58,875,452      $ 87,619,808
===========================================================================================================




* The Portfolio commenced operations on November 13, 2000.


                                                                            XXIX


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


FINANCIAL HIGHLIGHTS



Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the State Street MSCI(R) EAFE(R) Index Portfolio:



                                                        FOR THE SIX         NOVEMBER 13, 2000
                                                        MONTHS ENDED        (INCEPTION DATE)
                                                        JUNE 30, 2001              TO
                                                         (UNAUDITED)        DECEMBER 31, 2000
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
----------------------------------------------------------------------------------------------
TOTAL RETURN (a) ...................................        (14.87)%               0.80%
----------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands) ..............       $58,875              $87,620
Ratios to Average Net Assets:
  Operating Expenses (b) ...........................          0.15%                0.15%
  Net Investment Income (b) ........................          1.97%                0.81%
Portfolio Turnover Rate (a) ........................             4%                   8%




----------------------------------------------------------------------------------------------

(a) Not Annualized.
(b) Annualized.


XXX


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001


                                1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust is comprised of five investment portfolios. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At June 30, 2001, only the State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each investor's average net assets.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes. It is intended that the Portfolio's assets will be managed so that an investor in the Portfolio can satisfy the requirements of sub-chapter M of the Internal Revenue Code.

Futures: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                                                            XXXI

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2001, the following forward foreign currency exchange contracts were open:


                                                    LOCAL        AGGREGATE                 UNREALIZED
                             TRADE    SETTLEMENT   CURRENCY        FACE        TOTAL      APPRECIATION
CURRENCY                     DATE        DATE       AMOUNT        AMOUNT       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
Australian Dollar (Buy)    05/17/01    08/22/01       704,000   $  371,430   $  358,478     $(12,952)
Euro (Buy)                 05/17/01    08/22/01       724,000      638,351      612,966      (25,385)
Euro (Buy)                 05/18/01    08/22/01       855,000      749,151      723,875      (25,276)
Euro (Sell)                05/21/00    08/22/01       935,000      818,312      791,606       26,706
British Pounds (Buy)       05/17/01    08/22/01       869,000    1,241,106    1,221,364      (19,742)
British Pounds (Buy)       05/18/01    08/22/01       280,000      399,560      393,535       (6,025)
British Pounds (Sell)      05/21/01    08/22/01       314,000      450,496      441,321        9,175
Hong Kong Dollar (Buy)     05/17/01    08/22/01     1,786,000      228,916      229,021          105
Japanese Yen (Buy)         05/17/01    08/22/01   114,042,000      938,849      919,807      (19,042)
Japanese Yen (Buy)         05/18/01    08/22/01    57,364,000      469,389      462,670       (6,719)
Japanese Yen (Sell)        05/21/01    08/22/01    58,893,000      484,995      475,002        9,993
-------------------------------------------------------------------------------------------------------
                                                                                            $(69,162)


Securities Lending: The Portfolio entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2001, the value of the securities loaned amounted to $9,324,454. The loans were collateralized with cash of $9,627,515, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio, a related party investment.

                           3. SECURITIES TRANSACTIONS

For the period ended June 30, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $2,863,967 and $21,431,698, respectively. The aggregate gross unrealized appreciation and depreciation were $3,677,924 and $11,784,559, respectively as of June 30, 2001.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA") under which SSgA, as the investment adviser, directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for these services and for the assumption of ordinary operating expenses of the Portfolio, SSgA receives a management fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.


XXXII

APPENDIX C


NASDAQ 100 INDEX TRACKING STOCK(SM)



                               TABLE OF CONTENTS

                      b. Schedule of Portfolio Investments


                                                                               A

NASDAQ-100 INDEX TRACKING STOCK(SM)


PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
(UNAUDITED)


                                                         SHARES           VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS - 100.00%
Apple Computer, Inc. ...........................        9,580,805     $222,753,716
Abgenix, Inc. ..................................        1,606,960       72,313,200
Adobe Systems Incorporated .....................        4,612,838      216,803,386
ADC Telecommunications, Inc. ...................       19,201,963      126,732,956
Adelphia Communications Corporation ............        3,246,838      133,120,358
Altera Corporation .............................       10,705,632      310,463,328
Applied Materials, Inc. ........................        8,243,839      404,772,495
Applied Micro Circuits Corporation .............        6,860,782      118,005,450
Amgen Inc. .....................................        9,569,079      580,651,714
Amazon.com, Inc. ...............................        4,693,344       66,410,818
Ariba, Inc. ....................................        4,675,418       25,714,799
At Home Corporation ............................        4,991,524       10,681,861
Atmel Corporation ..............................        6,847,076       92,367,055
Bed Bath & Beyond Inc. .........................        7,638,864      238,332,557
BEA Systems, Inc. ..............................        7,186,558      220,699,196
Biogen, Inc. ...................................        3,594,114      195,376,037
Biomet, Inc. ...................................        4,742,142      227,907,345
Brocade Communications Systems, Inc. ...........        4,527,145      199,149,109
Broadcom Corporation ...........................        3,252,547      139,078,910
BroadVision, Inc. ..............................        5,842,936       29,214,680
Concord EFS, Inc. ..............................        5,381,705      279,902,477
Chiron Corporation .............................        5,225,888      266,520,288
Check Point Software Technologies Ltd. .........        4,508,841      228,012,089
CIENA Corporation ..............................        7,628,722      289,891,436
Comcast Corporation ............................        8,823,190      382,926,446
CMGI, Inc. .....................................        7,413,435       22,240,305
Comverse Technology, Inc. ......................        3,499,457      199,818,995
CNET Networks, Inc. ............................        3,047,808       39,621,504
Conexant Systems, Inc. .........................        5,369,226       48,054,573
3Com Corporation ...............................        3,378,576       16,048,236
Costco Wholesale Corporation ...................        4,665,228      191,647,566
Compuware Corporation ..........................        4,465,018       62,465,602
Cisco Systems, Inc. ............................       51,460,263      936,576,787
Cintas Corporation .............................        3,990,978      184,582,733
Citrix Systems, Inc. ...........................        4,318,454      150,714,045
Dell Computer Corporation ......................       18,863,903      493,291,063
EchoStar Communications Corporation ............        4,808,749      155,899,643
eBay Inc. ......................................        3,965,566      271,601,615
LM Ericsson Telephone Company ..................       18,857,363      102,206,907
Electronic Arts Inc. ...........................        2,638,704      152,780,962
Exodus Communications, Inc. ....................       11,702,748       24,107,661
Fiserv, Inc. ...................................        3,061,136      195,851,481
Flextronics International Ltd. .................       10,281,848      268,459,051


B

NASDAQ-100 INDEX TRACKING STOCK(SM)

JUNE 30, 2001
(UNAUDITED)


                                                           SHARES            VALUE
---------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
Genzyme General ................................          4,786,524     $  291,977,964
Gemstar-TV Guide International Inc. ............          8,483,863        361,412,564
Human Genome Sciences, Inc. ....................          2,461,482        148,304,291
IDEC Pharmaceuticals Corporation ...............          3,192,680        216,112,509
Immunex Corporation ............................         14,636,734        259,802,029
Inktomi Corporation ............................          2,284,281         21,906,255
Intel Corporation ..............................         46,344,786      1,355,584,991
Intuit Inc. ....................................          5,172,117        206,832,959
i2 Technologies, Inc. ..........................          8,703,216        172,323,677
JDS Uniphase Corporation .......................         26,697,963        333,724,538
Juniper Networks, Inc. .........................          4,148,477        129,017,635
KLA-Tencor Corporation .........................          4,421,554        258,528,262
Linear Technology Corporation ..................          8,360,915        369,719,661
Level 3 Communications, Inc. ...................          5,032,845         27,630,319
Microchip Technology Incorporated ..............          2,147,047         71,775,781
McLeodUSA Incorporated .........................          9,753,930         44,770,539
MedImmune, Inc. ................................          4,480,723        211,490,126
Mercury Interactive Corporation ................          1,731,184        103,697,922
Metromedia Fiber Network, Inc. .................         11,624,521         23,714,023
Millennium Pharmaceuticals, Inc. ...............          4,697,460        167,135,627
Molex Incorporated .............................          1,914,210         69,926,091
Microsoft Corporation ..........................         36,453,844      2,661,130,612
Maxim Integrated Products, Inc. ................          9,053,370        400,249,488
Novell, Inc. ...................................          7,493,672         42,638,994
Network Appliance, Inc. ........................          6,699,363         91,781,273
NVIDIA Corporation .............................          1,487,451        137,961,080
Novellus Systems, Inc. .........................          2,859,575        162,395,264
Nextel Communications, Inc. ....................         18,486,490        323,513,575
Oracle Corporation .............................         46,064,852        875,232,188
Palm, Inc. .....................................         10,561,685         64,109,428
Paychex, Inc. ..................................          6,971,308        278,852,320
PACCAR Inc .....................................          1,688,646         86,830,177
PMC - Sierra, Inc. .............................          3,561,033        110,641,295
Parametric Technology Corporation ..............          7,063,126         98,813,133
PeopleSoft, Inc. ...............................          8,175,339        402,471,939
QUALCOMM Incorporated ..........................         17,974,569      1,051,152,795
QLogic Corporation .............................          1,848,964        119,165,730
Rational Software Corporation ..................          3,913,804        109,782,202
RF Micro Devices, Inc. .........................          3,651,864         98,490,772
RealNetworks, Inc. .............................          2,969,183         34,887,900
Sanmina Corporation ............................          6,715,627        157,212,828
Starbucks Corporation ..........................         10,402,525        239,258,075
Siebel Systems, Inc. ...........................         10,389,486        487,266,893


                                                                               C

NASDAQ-100 INDEX TRACKING STOCK(SM)

JUNE 30, 2001
(UNAUDITED)


                                                            SHARES            VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED
Staples, Inc. ..................................           6,031,826     $    96,448,898
PanAmSat Corporation ...........................           3,971,680         154,418,918
Smurfit-Stone Container Corporation ............           4,700,811          76,153,138
Sun Microsystems, Inc. .........................          27,881,399         438,295,592
Tellabs, Inc. ..................................           4,590,652          88,966,836
TMP Worldwide Inc. .............................           2,241,801         134,508,060
USA Networks, Inc. .............................           6,953,189         194,689,292
VeriSign, Inc. .................................           3,727,030         223,659,070
VERITAS Software Corporation ...................           7,994,602         531,880,871
Vitesse Semiconductor Corporation ..............           3,908,259          82,229,769
WorldCom, Inc. .................................          20,445,730         290,329,366
Xilinx, Inc. ...................................           8,615,378         355,298,189
XO Communications, Inc. ........................           5,942,212          11,409,047
Yahoo! Inc. ....................................           5,363,005         107,206,470
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.00% ...................                         $24,258,489,672
=========================================================================================


D


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              Homestead Funds, Inc.
                              c/o NFDS
                              P.O. Box 219486
                              Kansas City, MO 64121-9486
                              1-800-258-3030

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus..

Distributor: RE Investment Corporation